__________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.        )
_________________________
Filed by the Registrant         ☑
Filed by a Party other than the Registrant       ☐
Check the appropriate box:
☐      Preliminary Proxy Statement
☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑      Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material under §240.14a-12
ESAB CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☑      No fee required
☐      Fee paid previously with preliminary materials
☐      Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11
__________________________________________________
Proxy Statement
and
Notice of Annual Meeting
May 8, 2025 at 3:00 p.m. Eastern Time

Notice of 2025 Annual Meeting of Stockholders
Thursday, May 8, 2025
3:00 p.m. Eastern Time
Via live webcast at
www.virtualshareholdermeeting.com/ESAB2025
To Our Stockholders:
Notice is hereby given that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of ESAB Corporation
("ESAB") will be held via live webcast at www.virtualshareholdermeeting.com/ESAB2025 on Thursday, May 8, 2025
at 3:00 p.m. Eastern Time, for the following purposes:
1.To elect Ms. Melissa Cummings, Mr. Shyam P. Kambeyanda, Mr. Robert S. Lutz and Mr. Rajiv Vinnakota to serve as
Class III Directors, each for a one-year term expiring at the 2026 annual meeting of stockholders and until their successors are elected and qualified;
2.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3.To approve the compensation of our named executive officers on an advisory basis (“Say-on-Pay”);
4.To approve the Amended and Restated ESAB Corporation 2022 Omnibus Incentive Plan; and
5.To consider any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof.
The accompanying proxy statement describes the matters to be considered at the Annual Meeting. Only stockholders of record at the close of business on March 18, 2025 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof.
We are pleased to take advantage of the Securities and Exchange Commission rules that allow us to furnish our proxy materials and our annual report to stockholders on the Internet. We believe that posting these materials on the Internet enables us to provide our stockholders with the information that they need more quickly, while lowering our costs of printing and delivery and reducing the environmental impact of our Annual Meeting.
We are holding the Annual Meeting in a virtual-only format this year. We believe that this is the right choice for ESAB and its stockholders, as it provides expanded stockholder access, improves communications and alleviates the environmental impact of traveling to an in-person meeting. To attend, participate in, and vote during the Annual Meeting and view the list of stockholders of record, stockholders of record must go to the meeting website at www.virtualshareholdermeeting.com/
ESAB2025 and enter the control number found on their proxy card or Notice of Internet Availability of Proxy Materials (the
“Notice”). If you are a beneficial stockholder who owns common stock in street name, meaning through a bank, broker or other nominee, and your voting instruction form or Notice indicates that you may vote those shares through the
www.proxyvote.com website, then you may attend, participate in, and vote during the Annual Meeting and view the list of stockholders of record using the 16-digit control number indicated on that voting instruction form or Notice. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual
Meeting.
As a stockholder of ESAB, your vote is important. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote your shares at your earliest convenience and thank you for your continued support of ESAB Corporation.
Dated: March 28, 2025
By Order of the Board of Directors
Curtis E. Jewell
Secretary

1
2025 Proxy Statement

PROXY SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.
Annual Meeting of Stockholders

Date and Time:	Thursday, May 8, 2025 at 3:00 p.m., Eastern Time
Location:	Via live webcast at www.virtualshareholdermeeting.com/ESAB2025
Record Date:	March 18, 2025
Company Overview
ESAB Corporation is a focused premier industrial compounder. We provide our partners with advanced equipment, consumables, gas control equipment, robotics and digital solutions. Our rich history of innovative products, workflow solutions and business system, ESAB Business Excellence, enables our purpose of Shaping the world we imagineTM. ESAB
Corporation is based in North Bethesda, Maryland and employs approximately 9,300 associates and serves customers in approximately 150 countries.
Availability of Proxy Materials – Use of Notice and Access
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 8,
2025: Our Annual Report to Stockholders and this Proxy Statement are available at www.proxyvote.com.
Pursuant to the “notice and access” rules adopted by the Securities and Exchange Commission (“SEC”), we have elected to provide stockholders access to our proxy materials primarily over the internet. Accordingly, on or about March 28, 2025, we first sent a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders entitled to vote at the Annual
Meeting as of the close of business on March 18, 2025, the record date of the meeting. The Notice includes instructions on how to access our proxy materials over the internet and how to request a printed copy of these materials. In addition, by following the instructions in the Notice, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.
Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site.
Your election to receive proxy materials by e-mail will remain in effect until you terminate it.
Who May Vote
You may vote if you were a stockholder of record at the close of business on March 18, 2025, the record date.

2
2025 Proxy Statement

How to Cast Your Vote
You can vote by any of the following methods:

Via the internet (www.proxyvote.com) through May 7, 2025;

By telephone (1-800-690-6903) through May 7, 2025;

By completing, signing and returning your proxy by mail in the envelope provided or to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NJ 11717, by May 7, 2025; or

Via virtual attendance and voting at the Annual Meeting. To attend the Annual Meeting, you must go to the meeting website at www.virtualshareholdermeeting.com/ESAB2025 and enter your control number. Once admitted, you may vote by following the instructions available on the meeting website. If you are a beneficial stockholder who owns shares in street name and have questions about your control number or how to obtain one, please contact the bank, broker or other nominee who holds your shares.

If you are a beneficial stockholder who owns your shares in street name, the availability of online or telephone voting may depend on the voting procedures of the organization that holds your shares.

3
2025 Proxy Statement

Voting Matters
We are asking you to vote on the following proposals at the Annual Meeting:

Proposal	Board Vote Recommendation
Proposal 1: Election of Class III Directors (page 12)	FOR each Class III Director nominee
Proposal 2: Ratification of the appointment of the independent registered accounting firm (page 32)	FOR
Proposal 3: Approval on an advisory basis of our named executive officer compensation (page 73)	FOR
Proposal 4: Approval of the Amended and Restated ESAB Corporation 2022 Omnibus Incentive Plan (page 74)	FOR
Board and Governance Highlights
Our Board of Directors (the "Board") recognizes that enhancing and protecting long-term value for our stockholders requires a robust framework of corporate governance. The Company’s corporate governance framework includes:
■All directors and director nominees are independent with the exception of our President and Chief Executive Officer
■Majority vote for directors in uncontested elections with director resignation policy
■Active Board oversight of strategy, risk management and environmental, social and governance matters
■No “overboarded” directors under the limits set forth in our Corporate Governance Guidelines
■Phase-out for staggered Board with all directors to be elected annually beginning at next year's 2026 annual meeting
■Rigorous stock ownership requirements for officers and directors
■Rigorous anti-hedging, anti-pledging and clawback policies

4
2025 Proxy Statement

Board of Directors (page 12)
The following table provides summary information about our Board of Directors, including our Class III Director nominees:

Name	Age	Director Since	Occupation	Independent	Committee Memberships	Other Public Boards
Mitchell P. Rales	68	2022	Chairman of the Executive Committee, Danaher Corporation		None	Danaher Corporation
Shyam P. Kambeyanda	54	2022	President and Chief Executive Officer, ESAB Corporation		None	Veralto Corporation
Patrick W. Allender	78	2022	Former Executive Vice President and Chief Financial Officer, Danaher Corporation		Audit (Chair) Nominating	Brady Corporation
Melissa Cummings	49	2022	Former Executive Vice President, Strategic Marketing, Westinghouse Electric Company		Audit	None
Rhonda L. Jordan	67	2022	Former President, Global Health & Wellness, and Sustainability, Kraft Foods Inc.		Compensation (Chair) Nominating	Ingredion, Inc.
Robert S. Lutz	67	2022	Senior Vice President, Finance and Former Chief Accounting Officer, Danaher Corporation		Audit	None
Stephanie M. Phillipps	73	2022	Former Partner, Arnold & Porter		Compensation	None
Didier Teirlinck	68	2022	Former Executive Vice President, Climate Segment, Ingersoll Rand		Audit	None
Rajiv Vinnakota	54	2022	President, Institute for Citizens & Scholars		Nominating (Chair) Compensation	Enovis Corporation

5
2025 Proxy Statement

Our nine directors have diverse backgrounds, skills and experiences, which the Board believes contributes to the effective oversight of the Company. The following charts summarize the diverse skills and experience of our Board members:

Tenure
Age
0-5 years
5-10 years
10+ years
Tenure includes service on Colfax Corporation Board of Directors prior to the separation of ESAB Corporation, if applicable.
45-65
65+
89%
INDEPENDENT
11 years
Average Tenure
64.7
Average Age

6
2025 Proxy Statement

Current or former CEO, CFO or COO
Other public company board
experience
Broad international experience
Extensive M&A or capital markets
experience
Diverse (female or racially/ethnically
diverse)
Human capital/talent management
experience
Related industry/manufacturing
experience
Sales/marketing experience
Technology/IT experience
Innovation experience
Organizational management and
leadership development experience
Finance, accounting or risk
management experience
Corporate responsibility/sustainability
experience
4/9
7/9
7/9
5/9
5/9
2/9
6/9
3/9
2/9
5/9
6/9
4/9
3/9
In accordance with the Company’s Amended and Restated Bylaws (the “Bylaws”), each director nominee must receive more votes cast for than against his or her nomination for election or re-election in order to be elected or re-elected to the Board.
Our Corporate Governance Guidelines provide that incumbent directors nominated for election by the Board are required to tender, prior to the mailing of the relevant proxy statement, a conditional, irrevocable letter of resignation to the Board. In the event that a nominee for director does not receive the required vote for re-election at the Annual Meeting, the Board will promptly consider whether to accept or reject the conditional resignation of that nominee, or whether other action should be taken. The Board will then take action within 90 days following the certification of election results and will promptly disclose its decision by filing a Current Report on Form 8-K with the SEC.

7
2024 Proxy Statement

Our Approach to Sustainability
Sustainable Business Practices Align with Our Purpose, Values and Long-Term
Strategy
Our sustainability program is organized around identifying, assessing and managing on an ongoing basis the environmental, social and governance factors that are relevant to our long-term financial performance. Our program is grounded in our
Purpose, Shaping the world we imagineTM, and Values. We believe the progress we make today makes the world we imagine possible.
Protecting Our
Environment
Committed to
establishing energy
reduction targets
Health & Safety
Responsibility
Partnering with
associates to improve
health and safety
■Committed to
reducing our absolute
Scope 1 and Scope 2
greenhouse gas
emissions by 50% by
2035 as compared to
2022
■Implementing energy
efficiency projects and
increasing use  of
renewable resources
in operations
■2024 total recordable
incident rate of 0.48,
which is significantly
better than industry
averages
■Regular report to
Board on safety and
performance metrics
■Integrated talent
development
program to ensure
every voice is
valued
■Recognized as a top
work place by
independent third
parties across the
world
■New ESAB products
meet European
Ecodesign standards
■Substantial use of
recycled steel and
focused on further
increases to
renewable resources
■Contributing
positively to our
local communities
■Providing vocational
opportunities and
training globally
■Recognized for
local corporate
responsibility
activities

Empowered
Associates
Attract, support
and retain
extraordinary
people
Eco-Friendly
Products
Improved
sustainability and
environmental
impact
Community
Investment
Supporting
charitable causes
& community
involvement

Responsible business practices are a fundamental part of our Company. We believe corporate responsibility is a driver of value creation for our business and stakeholders and critical to our long-term success. In addition, we believe an appropriately tailored sustainability program can help mitigate risk and create value as well as reinforce and strengthen our core Values. We approach corporate responsibility and sustainability as a journey without a finite endpoint.
ESAB is committed to investing in education and workforce development to empower the next generation of welders. The welding industry is facing a significant shortage of trained and qualified welders. To help bridge that gap and support the welding community, we sponsored a number of educational opportunities in 2024 for new and experienced welders throughout the world. From paid apprenticeships in Brooklyn, New York to welding schools across the globe, we are committed to strengthening the future of welding and fabrication technology.

8
2025 Proxy Statement

Environment

The progress we make today makes the world we imagine possible.
■We are committed to reducing our absolute Scope 1 and Scope 2 greenhouse gas emissions by 50% by 2035 as compared to 2022.
■We are implementing energy efficiency projects at many of our major manufacturing sites to reduce our energy consumption, boost efficiency and maximize each kilowatt hour.
■We are utilizing renewable resources at our facilities in alignment with the strategy developed through a comprehensive renewable energy mapping project.
■We incorporate recycled materials into our finished products where feasible. The primary raw materials used in the production of welding consumables—steel, aluminum, copper and brass—often incorporate recycled materials.
■Our new product introductions in 2024 continued to prioritize improved safety and efficiency, with many of our products designed to reduce waste of resources, such as consumables and gas, while protecting the user against human error.

Social

We empower our associates to shape their world.
■The health and safety of our associates is one of our top priorities. Our total recordable incident rate was 0.48 as of
December 31, 2024, which is significantly lower than industry averages.
■Our integrated talent development program is designed to attract and retain extraordinary people and help ensure every voice is valued. We were recognized as a top place to work in 2024 by independent third parties across the globe.
■We believe shaping a better future requires investment in the communities where our associates live and work and where we do business. We encourage our associates to make positive contributions, through financial gifts and volunteerism, in the community. In celebration of ESAB's 120th anniversary, we committed to strengthening professional opportunities for the next generation of welders. From sponsoring welding schools across the world to equipment donations to third party welding programs, we invested in workplace development within our industry.
■We have publicly stated our commitment to respecting human rights across all of our business operations in accordance with the Universal Declaration of Human Rights, the UN Guiding Principles on Business and Human
Rights and the ILO Declaration on Fundamental Principles and Rights at Work.

Without limiting the foregoing, we do not utilize or permit: ■Child labor, ■Forced labor or ■Other abusive or unsafe working conditions.

9
2025 Proxy Statement

Governance

We are committed to shaping our world through responsible corporate governance by taking sustainability-related risks and opportunities into account in our strategic decision-making.
■The Board exercises oversight over environmental, social and governance matters at the full Board level and through its committees. Sustainability matters are managed and monitored by senior management throughout the year.
•Under its charter, our Nominating and Corporate Governance Committee is expressly tasked with reviewing the
Company’s undertakings with respect to environmental, social and governance matters, including our role as a corporate citizen and policies and programs relating to health, safety and sustainability matters.
•Our Compensation and Human Capital Management Committee has direct oversight of our strategies and policies related to human capital management including with respect to matters such as corporate culture, talent development and retention.
•Our Audit Committee oversees our policies with respect to risk assessment and risk management, including risks related to the Company’s financial statements and financial reporting processes and information technology and cybersecurity. The Audit Committee also oversees the Company’s compliance with legal and regulatory requirements and its ethics program, including our Code of Business Conduct.
■We hold ourselves to the highest standards and we expect the same of our business partners. We have adopted a framework of policies which set forth our requirements for our business partners, including a Code of Conduct for
Business Partners, Anti-Slavery and Human Trafficking Statement, Humans Rights Policy and Conflict Minerals Policy,
among others.
■We maintain a global ethics hotline, available 24 hours a day, seven days a week via internet or phone, for any employee, supplier or business partner to ask questions, report violations or raise concerns without fear of retaliation.
■ESAB is committed to protecting the security and integrity of its products, data and systems. We expect all ESAB associates to use the Company’s technology resources responsibly and in compliance with all ESAB policies and applicable laws and regulations.

Auditor Ratification (page 32)
We are asking our stockholders to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025. Below is summary information about fees paid to Ernst & Young LLP for services provided in 2024 and 2023:

Fee Category (fees in thousands)	2024	2023
Audit Fees	$5,807	$4,666
Audit-Related Fees	262	—
Tax Fees	44	78
All Other Fees	—	—
TOTAL	$6,113	$4,744

10
2025 Proxy Statement

Executive Compensation (page 53)
We strive to create a compensation program for our associates, including our executives, that provides a compelling and engaging opportunity to attract, retain and motivate the industry’s best talent. We believe this results in performance-driven leadership that is aligned to achieve our financial and strategic objectives with the intention to deliver superior long-term returns to our stockholders. Our compensation program includes the following key features:
■We directly link rewards to performance and foster a team-based approach by setting clear objectives that, if achieved, we believe will contribute to our overall success;
■We emphasize long-term stockholder value creation by using stock options and performance-based restricted stock units (“PRSUs”), in combination with a robust stock ownership policy, to deliver long-term compensation incentives while minimizing risk-taking behaviors that could negatively affect long-term results;
■We set annual incentive plan operational and financial performance targets based on the results of our Board’s strategic planning process and corporate budget, and provide payouts that vary significantly from year-to-year based on the achievement of those targets; and
■We believe the design of our overall compensation program, as well as our internal controls and policies, serve to limit excessive risk-taking behavior, as described further on page 43.
Say-on-Pay: Advisory Vote to Approve the Compensation of our Named
Executive Officers (page 73)
We are asking our stockholders to approve on an advisory basis the compensation of our named executive officers. We believe our compensation programs and practices are appropriate and effective in implementing our compensation philosophy, and our focus remains on linking compensation to performance while aligning the interests of management with those of our stockholders.
Although the Say-on-Pay vote is advisory, our Compensation and Human Capital Management Committee and Board will take into consideration the outcome of the vote in establishing our compensation philosophy and making future compensation decisions. At our 2024 Annual Meeting of Stockholders, 98% of the votes cast supported our Say-on-Pay proposal.

11
2025 Proxy Statement

About ESAB Corporation
ESAB Corporation is a focused premier industrial compounder. We provide our partners with advanced equipment, consumables, gas control equipment, robotics and digital solutions. Our rich history of innovative products, workflow solutions and our business system, ESAB Business Excellence (“EBX”), enables our purpose of Shaping the world we
imagineTM.
Our products are utilized to solve challenges in a wide range of industries, including cutting, joining and automated welding.
Products are marketed under several brand names, most notably ESAB, which we believe is well known in the international welding industry. ESAB’s comprehensive range of welding consumables includes electrodes, cored and solid wires and fluxes using a wide range of specialty and other materials and cutting consumables includes electrodes, nozzles, shields and tips. ESAB’s equipment ranges from portable welding machines to large customized automated cutting and welding systems. ESAB also offers a range of software and digital solutions to help its customers increase their productivity, remotely monitor their welding operations and digitize their documentation. Products are sold into a wide range of global end markets, including general industry, infrastructure, renewable energy, medical and life sciences, transportation, construction and energy. Our sales channels include both independent distributors and direct salespeople that, depending on geography and end market, sell our products to our end users.
EBX is integral to our operations. EBX is our culture and includes our values, a comprehensive set of tools and repeatable, teachable processes that we use to drive continuous improvement and create superior value for our customers, stockholders and associates. We believe that our management team’s access to, and experience in, the application of the
EBX methodology is one of our primary competitive strengths. We have used EBX to accelerate our growth and improve business performance.
On April 4, 2022, ESAB spun-off from Enovis Corporation (formerly Colfax Corporation) (“Enovis”) to become an independent, publicly traded company (the "Separation"), listed on the New York Stock Exchange ("NYSE").
Our principal executive office is located at 909 Rose Avenue, 8th Floor, North Bethesda, Maryland 20852. Our telephone number is (301) 323-9099 and our website is located at www.esabcorporation.com. Our common stock trades on the NYSE under the ticker “ESAB”.

Forward-Looking Statements and Website Reference
Some of the statements in this Proxy Statement (including the Proxy Summary) that are not historical facts are forward-
looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). We
intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. All statements other than statements of historical fact are statements that could be deemed to be forward-looking statements, including statements of goals, commitments and intent.
These forward-looking statements are subject to a number of risks and uncertainties and actual results or outcomes could differ materially due to numerous factors, including, but not limited to those set forth in our Annual Report on Form 10-K for the year ended December 31, 2024, which is included in the Annual Report to Stockholders that accompanies this Proxy
Statement. Actual results and outcomes may differ materially from the results, developments and business decisions contemplated by our forward-looking statements.
Website references throughout this Proxy Statement are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this Proxy Statement. In addition, historical, current and forward-looking sustainability, environmental, social, governance and other-related statements may be based on standards of measurement and performance that are still developing or may change or be refined, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. The inclusion of information related to our environmental, social and governance goals and initiatives is not an indication that such information is material under the standards of the
SEC.

12
2025 Proxy Statement

Proxy Statement for Annual Meeting of Stockholders

2025 Annual Meeting
We are furnishing this Proxy Statement (the “Proxy Statement”) in connection with the solicitation by the Board of Directors
(the “Board”) of ESAB Corporation (hereinafter, “ESAB,” “we,” “us” and the “Company”) of proxies for use at the 2025 Annual
Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, May 8, 2025, at 3:00 p.m. Eastern Time, and at any
adjournments or postponements thereof. The Board has made this Proxy Statement and the accompanying Notice of Annual
Meeting available on the internet. We first made these materials available to the Company’s stockholders entitled to vote at the Annual Meeting on or about March 28, 2025.
Proposal 1: Election of Directors
Pursuant to the Company’s Amended and Restated Certificate of Incorporation, the Company’s Board is divided into three classes as follows:
■Class I: Mitchell P. Rales, Stephanie M. Phillipps and Didier Teirlinck, whose terms expire at the 2026 Annual
Meeting of Stockholders;
■Class II: Patrick W. Allender and Rhonda L. Jordan, whose terms expire at the 2026 Annual Meeting of
Stockholders; and
■Class III: Melissa Cummings, Shyam P. Kambeyanda, Robert S. Lutz and Rajiv Vinnakota, whose terms expire at the Annual Meeting.
At the 2023 Annual Meetings of Stockholders, the Class I directors were each elected for three-year terms expiring at the
2026 Annual Meeting of Stockholders. At the 2024 Annual Meetings of Stockholders, the Class II directors were each elected for two-year terms expiring at the 2026 Annual Meeting of Stockholders. The Class III directors were appointed by
Enovis, as ESAB’s then sole stockholder, prior to our Separation in April 2022.
At the Annual Meeting, stockholders will be asked to elect each of Ms. Melissa Cummings, Mr. Shyam P. Kambeyanda, Mr.
Robert S. Lutz and Mr. Rajiv Vinnakota, our current Class III director nominees (each of whom has been recommended by the Nominating and Corporate Governance Committee, nominated by the Board and currently serves as a Class III Director of ESAB), to serve until the 2026 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or until such director's earlier death, resignation, disqualification or removal.
Our Amended and Restated Certificate of Incorporation provides that we will transition to an annually elected board through a gradual phase-out such that by 2026 all of our directors will stand for election each year for one-year terms, and our Board will no longer be divided into three classes. Accordingly, beginning with next year's annual meeting, each of our directors will stand for re-election on an annual basis.
Director Qualifications

Nominating Committee Criteria for Board Members
The Nominating and Corporate Governance Committee considers, among other things, the following criteria in selecting and reviewing director nominees:
■personal and professional integrity;

13
2025 Proxy Statement

■skills, business experience and industry knowledge useful to the oversight of the Company based on the perceived needs of the Company and the Board at any given time;
■the ability and willingness to devote the required amount of time to the Company’s affairs, including attendance at
Board and committee meetings;
■the interest, capacity and willingness to serve the long-term interests of the Company and its stockholders; and
■the lack of any personal or professional relationships that would adversely affect a candidate’s ability to serve the best interests of the Company and its stockholders.
Pursuant to its charter, the Nominating and Corporate Governance Committee also reviews, among other qualifications, the perspective, broad business judgment and leadership, business creativity and vision and diversity of potential directors, all in the context of the needs of the Board at that time. We believe that Board membership should reflect diversity in its broadest sense, including persons diverse in geography, gender and ethnicity, and we seek independent directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions.
The charter of the Nominating and Corporate Governance Committee affirmatively recognizes diversity for consideration in the selection of director nominees. The Nominating and Corporate Governance Committee is committed to actively seeking out highly qualified candidates, including candidates with diverse backgrounds, experiences and skills, as part of each director search that our Company undertakes. In addition, the Nominating and Corporate Governance Committee annually considers its effectiveness in achieving these objectives as a part of its assessment of the overall composition of the Board and as part of the annual Board evaluation process described further below, which includes a director skills matrix to identify areas of director knowledge and experience that may benefit the Board in the future. That information is used as a part of the director search and nomination process. The Nominating and Corporate Governance Committee looks for candidates with the expertise, skills, knowledge and experience that, when taken together with that of other members of the Board, will lead to a Board that is effective, collegial and responsive to the needs of the Company. As further discussed below, certain members of our Board have experience with the business systems that are an integral part of our Company culture. In addition, we feel that the familiarity of certain Board members with our business system from their work experiences at
Danaher Corporation, Enovis Corporation and at our Company, combined with strong input from varied and sophisticated business backgrounds, provides us with a Board that is both functional and collegial while able to draw on a broad range of expertise in the consideration of complex issues.

Board Member Service
The biographies of each of our continuing directors and director nominees below contain information regarding the experiences, qualifications, attributes or skills that the Nominating and Corporate Governance Committee and the Board
considered in determining that the person should serve as a director of the Company. The Board has been informed that all of the nominees listed below are willing to serve as directors, but if any of them should decline or be unable to act as a director, the individuals named in the proxies may vote for a substitute designated by the Board. The Company has no reason to believe that any nominee will be unable or unwilling to serve.

14
2025 Proxy Statement

Board of Directors
The names of each director nominee and director continuing in office, their ages as of March 28, 2025, principal occupations, employment and other public company board service during at least the last five years, periods of service as a director of the Company, and the experiences, qualifications, attributes and skills of each nominee or director are set forth below:

15
2025 Proxy Statement

Nominees for Director
Class III Directors, New Term Expiring in 2026

MELISSA CUMMINGS
Age: 49
Director since: 2022
INDEPENDENT
Committees:
■Audit
Key Skills:
■Broad international experience
■Related industry experience
■Sales/marketing experience
■Technology/IT experience
■Innovation experience
■Corporate responsibility
experience

Melissa Cummings served as Executive Vice President in several capacities at
Westinghouse Electric Company from June 2020 until June 2023. Most recently, she was Executive Vice President of Strategic Marketing for Westinghouse Electric
Company, a leading energy company where she was responsible for strategy, product management and digital initiatives for nuclear and non-nuclear plant operations products and services, prior to Westinghouse’s acquisition in 2023. Prior to joining Westinghouse, she worked with Signant Healthcare as an executive consultant from December 2019 to June 2020, supporting business profitability, strategic planning and operational transformation efforts. Ms. Cummings previously served as Senior Vice President of Digital Solutions and Services at Baker Hughes
from 2016 to December 2019 and has also held leadership positions with GE and
ABB, driving digital and technology solutions for industrial customers around the world.
Qualifications: Ms. Cummings brings to the Board significant marketing, strategy and innovation experience as a result of her tenure as a senior executive at leading industrial companies. The Company also benefits from her technology innovation expertise, as Ms. Cummings offers an important perspective on cybersecurity as well as digital and technology solutions in industrial sectors.

SHYAM P. KAMBEYANDA
Age: 54
Director since: 2022
Committees:
■None
Key Skills:
■Senior leadership experience
■Public company board
experience
■Broad international experience
■Related industry experience
■Sales/marketing experience
■Innovation experience
■Organizational management
experience
■Finance/accounting/risk
management experience

Shyam P. Kambeyanda has been President and Chief Executive Officer of ESAB since May 2016 and was Executive Vice President of Enovis from December 2019 until the Separation. As the leader of ESAB, Mr. Kambeyanda has overseen the growth of the fabrication technology business, expanding ESAB’s global operations, improving financial performance and driving EBX throughout the business. Prior to joining Enovis, Mr. Kambeyanda most recently served as the President Americas for
Eaton Corporation’s Hydraulics Group. Mr. Kambeyanda joined Eaton in 1995 and held a variety of positions of increasing responsibility in engineering, quality, e-
commerce, product strategy and operations management in the United States,
Mexico, Europe and Asia. Mr. Kambeyanda maintains a keen international perspective on driving growth and business development in emerging markets.  Mr.
Kambeyanda also serves on the board of directors and Audit Committee of Veralto
Corporation, a global leader in essential water and product quality solutions that was spun off from Danaher Corporation in October 2023.
Qualifications: As our President and Chief Executive Officer, Mr. Kambeyanda has
a broad understanding of the Company’s business as well as a deep familiarity with
EBX. Mr. Kambeyanda has demonstrated leadership qualities, knowledge of our operations and industry and a long-term strategic perspective. In addition, he has many years of international and domestic industrial experience, including in sales and innovation.

16
2025 Proxy Statement

ROBERT S. LUTZ
Age: 67
Director since: 2022
INDEPENDENT
Committees:
■Audit
Key Skills:
■Broad international experience
■M&A/capital markets experience
■Related industry experience
■Finance/accounting/risk
management experience

Robert S. Lutz has been with Danaher Corporation, a global science and technology company, since 2002 and has served as its Senior Vice President,
Finance since January 2022 in an advisory role to Danaher’s global finance organization. Prior to this role, Mr. Lutz served as Danaher’s Chief Accounting
Officer from March 2003 through December 2021. In that role, Mr. Lutz was responsible for Danaher’s internal and external financial reporting as well as
Danaher’s maintenance of internal controls. Prior to being named Chief Accounting
Officer, Mr. Lutz was Vice President, Audit & Reporting at Danaher from 2002 to
March 2003. Prior to joining Danaher, Mr. Lutz held various positions, including partner, for more than 20 years at a large international accounting firm.
Qualifications: Mr. Lutz’s responsibility for leading the accounting operations and financial reporting functions of a global, multi-industry publicly-traded company for almost twenty years enables him to bring extensive audit, financial reporting and corporate governance experience to our Board. He also offers a valuable perspective due to his deep experience with the Danaher Business System.

RAJIV VINNAKOTA
Age: 54
Director since: 2022
INDEPENDENT
Committees:
■Nominating and Corporate
Governance (Chair)
■Compensation and Human
Capital Management
Key Skills:
■Senior leadership experience
■Public company board
experience
■Human capital management
experience
■Innovation experience
■Organizational management
experience

Rajiv Vinnakota has served as President of the Institute for Citizens & Scholars
(formerly the Woodrow Wilson National Fellowship Foundation), a 75 year-old non-
profit organization that has played a significant role in shaping higher education, since July 2019. With an expanded mission, Citizens & Scholars is now rebuilding how we develop citizens in our country.  From 2015 to September 2018, he was an
Executive Vice-President at the Aspen Institute, leading a division focused on youth and engagement. Prior to this role, Mr. Vinnakota was the Co-Founder and Chief
Executive Officer of The SEED Foundation, a non-profit educational organization, at which he served from 1997 to 2015. Mr. Vinnakota was the chairman of The SEED
Foundation board from 1997 until 2006.  Prior to co-founding SEED, Mr. Vinnakota was an associate at Mercer Management Consulting.  He was also a trustee of
Princeton University from 2004 until 2007 and a member of the Executive
Committee of the Princeton University board of directors from 2006 to 2007, and he served as the national chairman of Annual Giving at Princeton from 2007 until 2009.
Mr. Vinnakota has served as a director of Enovis since May 2008 and currently serves as the Chair of Enovis's Nominating and Corporate Governance Committee
and as a member of Enovis's Compensation and Human Capital Management
Committee.
Qualifications: Mr. Vinnakota brings to the Board broad leadership experience in areas such as human capital and organizational management. His experience in the non-profit sector also provides him with valuable perspective on important public policy, societal and economic issues relevant to our Company. Mr. Vinnakota’s engagement with leaders across the non-profit landscape (philanthropists, policymakers, practitioners, researchers and young people ages 14-24) gives him constant understanding of key social issues, ideological debates and educational needs in our society. Mr. Vinnakota also possesses deep governance experience, developed through his service on multiple non-profit boards and governance committees. Mr. Vinnakota’s more than 15 years of service on the Enovis board of directors give him board-level experience on matters such as corporate governance and executive compensation and a deep familiarity of our Company’s history.

17
2025 Proxy Statement

Vote Required
The affirmative vote of the holders of a majority of the votes cast is required for election of each director.
Board Recommendation

The Board unanimously recommends that stockholders vote “FOR” the election of each of the nominees for director listed above.

18
2025 Proxy Statement

Continuing Directors
Class I Directors, Current Term Expiring in 2026

MITCHELL P. RALES
Age: 68
Director since: 2022
INDEPENDENT
CHAIRMAN OF THE BOARD
Committees:
■None
Key skills:
■Senior leadership experience
■Public company board experience
■Broad international experience
■M&A/capital markets experience
■Related industry experience
■Organizational management
experience

Mitchell P. Rales is a co-founder of Enovis and served as a director of Enovis from its founding in 1995 until his retirement from the Enovis Board in May 2023.
Mr. Rales is a co-founder and has served as a member of the board of directors of
Danaher Corporation, a global science and technology company, since 1983, and as Chairman of Danaher’s Executive Committee since 1984. Mr. Rales served as a member of the board of directors of Fortive Corporation, a diversified industrial growth company that was spun off from Danaher in 2016, from 2016 to June
2021. He has been a leader in a number of private business entities with interests in manufacturing, technology and high growth companies for over 25 years.
Qualifications: The strategic vision and leadership of Mr. Rales helped create the foundation for our Company. His critical guidance to ESAB, both before and after its Separation from Enovis, facilitates its continued development and growth. In addition, Mr. Rales helped create the Danaher Business System, on which EBX is modeled. As a result of Mr. Rales’ substantial ownership stake in ESAB, he is well-
positioned to understand, articulate and advocate for the rights and interests of
ESAB’s stockholders.

19
2025 Proxy Statement

STEPHANIE M. PHILLIPPS
Age: 73 Director since: 2022 INDEPENDENT Committees: ■Compensation and Human Capital Management Key skills: ■Public company board experience ■M&A/capital markets experience ■Technology/IT experience
Stephanie M. Phillipps was a partner at Arnold & Porter, an international law firm, from 1984 until her retirement in 2019. While at Arnold & Porter, Ms. Phillipps advised wireless, cable, satellite, media and internet service providers on a broad range of transactions, mergers and acquisitions and regulatory issues. She also advised clients on real estate and corporate governance issues. From January
2021 until December 2022, Ms. Phillipps served on the board of directors and nominating and corporate governance committee of Empowerment and Inclusion
Capital I Corp. Ms. Phillipps currently serves as a senior advisor to Grain
Management LLC, Treasurer and board member of the Clara Elizabeth Jackson
Carter Foundation, co-founder and board member of the Harvard Law School
Black Alumni Network, board member of The Ellington Fund and the Ellington
School, and founder and Chief Executive Officer of Genkast LLC.
Qualifications: Ms. Phillipps brings to the Board strong experience providing strategic and legal advice to large, global corporations on a variety of complex transactions and corporate governance matters. Ms. Phillipps’s ability to comprehend dynamic business models as well as her substantial experience with mergers and acquisitions, technology-driven transactions and regulatory issues offer key insights to our Board. The Board also benefits from her broad corporate governance experience gained through her service on public and private company boards.

DIDIER TEIRLINCK
Age: 68
Director since: 2022
INDEPENDENT
Committees:
■Audit
Key skills:
■Public company board experience
■Broad international experience
■Related industry experience
■Innovation experience
■Organizational management
experience
■Finance/accounting/risk
management experience
■Corporate responsibility
experience

Didier Teirlinck retired from Ingersoll Rand, a diversified industrial manufacturing company, in September 2018. Prior to his retirement, he was a strategic advisor to the CEO of Ingersoll Rand since 2017, and previously served from November 2013 as executive vice president for Ingersoll Rand’s Climate segment, overseeing climate businesses around the world and enhancing competitive position and market share. After joining Ingersoll Rand in 2005, Mr. Teirlinck served as president of Climate Control in Europe before becoming President of the global Climate
Solutions sector in 2009. Before joining Ingersoll Rand, he was President of Volvo
Construction Equipment’s Compact Business Line worldwide and was previously general manager of DANISCO Flexible Group for southern Europe. Mr. Teirlinck served as a director of Enovis from September 2017 until the Separation.
Qualifications: Mr. Teirlinck’s international operating history and wealth of knowledge in the climate sector brings key geographic and market experience to our Board. The Company benefits from his broad experience in sales and corporate responsibility as well as knowledge of manufacturing operations.
Mr. Teirlinck’s long career in industrial environments gives him a unique and valuable perspective with respect to continuous improvement, lean manufacturing and implementing business operating systems. Mr. Teirlinck also has public-
company board experience and a long-term familiarity with our business due to his prior service on the board of directors of Enovis.

20
2025 Proxy Statement

Class II Directors, Current Term Expiring in 2026

PATRICK W. ALLENDER
Age: 78
Director since: 2022
INDEPENDENT
Committees:
■Audit (Chair)
■Nominating and Corporate
Governance
Key skills:
■Senior leadership experience
■Public company board experience
■Broad international experience
■M&A/capital markets experience
■Related industry experience
■Organizational management
experience
■Finance/accounting/risk
management experience

Patrick W. Allender is the former Executive Vice President and Chief Financial
Officer of Danaher Corporation, a global science and technology company, where he served from 1987 until his retirement in 2007. Prior to joining Danaher,
Mr. Allender was an audit partner with a large international accounting firm.
Mr. Allender is a director of Brady Corporation, where he is a member of the audit and corporate governance committees and the chairman of the finance committee.
Mr. Allender served as a director of Enovis from May 2008 until the Separation.
Qualifications: Mr. Allender has substantial experience in financial reporting, risk management, strategy development and execution and business transformation gained from a 20-year career at Danaher Corporation. Mr. Allender’s almost 15 years of service on the Enovis board of directors give him a deep familiarity of our
Company’s history and EBX, allowing him to provide targeted insight on the nature of ESAB’s operations to our Board.

RHONDA L. JORDAN
Age: 67
Director since: 2022
INDEPENDENT
Committees:
■Compensation and Human
Capital Management (Chair)
■Nominating and Corporate
Governance
Key skills:
■Public company board experience
■Broad international experience
■M&A/capital markets experience
■Human capital management
experience
■Sales/marketing experience
■Innovation experience
■Organizational management
experience
■Corporate responsibility
experience

Rhonda L. Jordan served as President, Global Health & Wellness, and
Sustainability for Kraft Foods Inc., a food manufacturing and processing conglomerate, until 2012 and in that role led the development of Kraft’s health &
wellness and sustainability strategies and plans for the company, including marketing, product development, technology, alliances and acquisitions. Prior to being named President, Health & Wellness in 2010, she held positions as
President of Kraft’s Cheese and Dairy business unit and its Grocery unit. She also served as Senior Vice President, Global Marketing of Kraft Cheese and Dairy.
Ms. Jordan is a director of Ingredion Incorporated, where she is chair of the compensation committee, and the private company Bush Brothers & Company, where she is Lead Director. Ms. Jordan served as a director of Enovis from
February 2009 until the Separation.
Qualifications: Ms. Jordan’s management and operations experience within a large, global corporation gives her an important strategic voice in Board deliberations, and her knowledge and decision making with respect to business unit development and sustainable top-line performance makes her a valued member of our Board. Ms. Jordan also brings an important perspective from her service of other public company boards, including her long tenure as a director of
Enovis.

21
2025 Proxy Statement

■CORPORATE GOVERNANCE
Director Independence
Our Corporate Governance Guidelines require that a majority of our Board members be “independent” under the NYSE’s listing standards. In addition, the respective charters of the Audit Committee, Compensation and Human Capital
Management Committee and Nominating and Corporate Governance Committee require that each member of these committees be “independent” under the NYSE’s listing standards (including the additional, heightened independence criteria applicable to Audit and Compensation and Human Capital Management Committee members) and, with respect to the Audit
Committee, under the applicable SEC rules. In order for a director to qualify as “independent,” our Board must affirmatively determine that the director has no material relationship with the Company that would impair the director’s independence.
Our Board undertook its annual review of director independence in February 2025. The Board determined that Mr. Rales,
Mr. Allender, Ms. Cummings, Ms. Jordan, Mr. Lutz, Ms. Phillipps, Mr. Teirlinck and Mr. Vinnakota each qualify as
“independent” under the NYSE’s listing standards. In assessing Mr. Rales’ independence in 2025, the Board considered that, although Mr. Rales is a significant stockholder of the Company, he has never served as an employee of the Company and is not otherwise involved in managing the daily business operations of the Company. Accordingly, the Board concluded that Mr. Rales is independent under NYSE’s listing standards. None of the other independent directors nor their immediate family members have within the past three years had any direct or indirect business or professional relationships with the
Company other than in their capacity as directors.
The independent members of our Board must hold at least two “executive session” meetings each year without the presence of management. In general, the meetings of independent directors are intended to be used as a forum to discuss such topics as they deem necessary or appropriate. Mr. Rales, as independent Chairman, typically serves as the presiding director of the independent director executive sessions and leads the independent directors during these sessions.
Board of Directors and its Committees
The Board and its committees meet regularly throughout the year, and may also hold special meetings and act by written consent from time to time. The Board held a total of eight meetings during the year ended December 31, 2024 and acted by written consent twice. During 2024, each of our directors attended at least seventy-five percent of the aggregate Board meetings and meetings of the committees of the Board on which such directors served (during the periods that he or she served) except for Mr. Hix who retired from the Board effective May 9, 2024. Our Corporate Governance Guidelines request
Board members to make every effort to attend our annual meeting of stockholders. All of our directors attended our annual meeting of stockholders in 2024.
The Board has a standing Audit Committee, Compensation and Human Capital Management Committee and Nominating
and Corporate Governance Committee. The charters for the Audit Committee, Compensation and Human Capital
Management Committee and Nominating and Corporate Governance Committee are available on the Company’s website at
www.esabcorporation.com on the Investors page under the Governance tab. These materials also are available in print to any stockholder upon request to: Corporate Secretary, ESAB Corporation, 909 Rose Avenue, 8th Floor, North Bethesda,

22
2025 Proxy Statement

Maryland 20852. The Board committees review their respective charters on an annual basis. The Nominating and Corporate
Governance Committee oversees an annual evaluation of the Board and each committee’s operations and performance.

Name	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Mitchell P. Rales
Shyam P. Kambeyanda
Patrick W. Allender
Melissa Cummings
Rhonda L. Jordan
Robert S. Lutz
Stephanie M. Phillipps
Didier Teirlinck
Rajiv Vinnakota

Chair
Member

Audit Committee
Our Audit Committee met seven times during the year ended December 31, 2024. The Audit Committee is responsible, among its other duties and responsibilities, for overseeing our accounting and financial reporting processes, the audits of our financial statements, the qualifications of our independent registered public accounting firm and the performance of our internal audit function and independent registered public accounting firm. The Audit Committee reviews and assesses the qualitative aspects of our financial reporting, processes to manage business and financial risks and compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee is updated periodically on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, the framework used to make the assessment and management’s conclusions on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm.
The members of our Audit Committee are Mr. Allender, Chair, Ms. Cummings, Mr. Lutz and Mr. Teirlinck. The Board has
determined that each of Mr. Allender and Mr. Lutz qualify as an “audit committee financial expert,” as that term is defined under the SEC rules. The Board has determined that each member of our Audit Committee is independent and financially literate under the NYSE’s listing standards and that each member of our Audit Committee is independent under the standards of Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”).

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee met six times during the year ended December 31, 2024. The
Nominating and Corporate Governance Committee is responsible for recommending candidates for election to the Board. In

23
2025 Proxy Statement

making its recommendations, the committee will review a candidate’s qualifications and any potential conflicts of interest and assess contributions of current directors in connection with his or her renomination. The committee is also responsible, among its other duties and responsibilities, for making recommendations to the Board or otherwise acting with respect to corporate governance policies and practices, including Board size and membership qualifications, new director orientation, committee structure and membership, related person transactions and communications with stockholders and other interested parties. The Nominating and Corporate Governance Committee is also responsible for reviewing the Company’s undertakings with respect to environmental, social and governance matters, including the Company’s role as a corporate citizen and the Company’s policies and programs relating to health, safety and sustainability matters and coordinates with the other committees of the Board to the extent that any such matters implicate the responsibilities of such committee.
The members of our Nominating and Corporate Governance Committee are Mr. Vinnakota, Chair, Mr. Allender and Ms.
Jordan. The Board has determined that each member of our Nominating and Corporate Governance Committee is
independent under the NYSE’s listing standards.

Compensation and Human Capital Management Committee
Our Compensation and Human Capital Management Committee met six times during the year ended December 31, 2024.
The Compensation and Human Capital Management Committee is responsible, among its other duties and responsibilities, for reviewing and, in the Committee’s discretion, recommending to the Board for approval the compensation and benefits of our Chief Executive Officer, determining and approving the compensation and benefits of our other executive officers, monitoring compensation arrangements applicable to our Chief Executive Officer and other executive officers in light of their performance, effectiveness and other relevant considerations and adopting and administering our equity and incentive plans.
The members of our Compensation and Human Capital Management Committee are Ms. Jordan, Chair, Ms. Phillipps and
Mr. Vinnakota. The Board has determined that each member of our Compensation and Human Capital Management
Committee is a “non-employee director” within the meaning of SEC Rule 16b-3, and is independent under the NYSE’s listing standards for directors and compensation committee members.
The Compensation and Human Capital Management Committee annually reviews and approves the corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluates his performance in light of those goals and objectives, and determines his compensation level based on that analysis. The Compensation and Human Capital
Management Committee, in its discretion, then recommends our Chief Executive Officer’s compensation and benefits to the
Board for its approval. The Compensation and Human Capital Management Committee also annually reviews and approves all elements of the compensation of our other executive officers. Our Chief Executive Officer plays a significant role in developing and assessing achievement against the goals and objectives for other executive officers and makes compensation recommendations to the Compensation and Human Capital Management Committee based on these evaluations. The Compensation and Human Capital Management Committee also administers all of the Company’s management incentive compensation plans and equity-based compensation plans. The Compensation and Human Capital
Management Committee makes recommendations to the Board regarding compensation of all executive officer hires, all elements of director compensation, and the adoption of certain amendments to incentive or equity-based compensation plans. The Compensation and Human Capital Management Committee also assists the Board in its oversight of risk related to the Company’s compensation policies and practices applicable to all ESAB associates. Additionally, the Compensation and Human Capital Management Committee periodically reviews the Company’s strategies and policies related to human capital management, including with respect to matters such as corporate culture, talent development, competitive pay, inclusion and retention. For further information on our compensation practices, including a description of our processes and procedures for determining compensation, the scope of the Compensation and Human Capital Management Committee’s
authority and management’s role in compensation determinations, please see the Compensation Discussion and Analysis section of this Proxy Statement, which begins on page 35.
Since 2022, our Compensation and Human Capital Management Committee has engaged Frederic W. Cook & Co. (“FW
Cook”) as its independent compensation consultant to, among other things, formulate an appropriate peer group to be used by the Compensation and Human Capital Management Committee and to provide competitive comparison data and for other compensation consulting services as requested by the Compensation and Human Capital Management Committee.

24
2025 Proxy Statement

Additional information on the nature of the information and services provided by this independent compensation consultant can be found below in the Compensation Discussion and Analysis.
Compensation Committee Interlocks and Insider
Participation
No member of the Compensation and Human Capital Management Committee is or has ever been an officer or an employee of the Company or any of its subsidiaries, and no Compensation and Human Capital Management Committee
member has any interlocking or insider relationship with the Company which is required to be reported under the rules of the
SEC.
Identification of Director Candidates and Director
Nomination Process
The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as by management and stockholders. The Nominating and Corporate
Governance Committee may also use outside consultants to assist in identifying candidates. The Nominating and Corporate
Governance Committee is responsible for assessing whether a candidate may qualify as an independent director. Each possible candidate is discussed and evaluated in detail before being recommended to the Board. The Nominating and
Corporate Governance Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral.
The Nominating and Corporate Governance Committee recommends, and the Board nominates, candidates to stand for election as directors. Stockholders may nominate persons to be elected as directors and, as noted above, may suggest candidates for consideration by the Nominating and Corporate Governance Committee. If a stockholder wishes to suggest a person to the Nominating and Corporate Governance Committee for consideration as a director candidate, he or she must provide the same information as required of a stockholder who intends to nominate a director pursuant to the procedures contained in Section 2.5 of our Bylaws, in accordance with the same deadlines applicable to director nominations, as described below under “General Matters—Stockholder Proposals and Nominations.”  All of the current directors were originally identified, nominated and elected by Enovis prior to the Separation. As noted above, each of our Class I directors and Class II directors was subsequently re-nominated by our Board and elected for a three-year term and two-year term, respectively, by our stockholders in connection with the 2023 and 2024 Annual Meetings of Stockholders.
Board Leadership Structure
Our Corporate Governance Guidelines specify that the positions of Chairman of the Board and Chief Executive Officer shall be held by separate persons. We believe that this structure is appropriate given the differences between the two roles in our current management structure. Our Chief Executive Officer, among other duties, is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of our
Board, among other responsibilities, provides guidance to the Chief Executive Officer, takes an active role in setting the agenda for Board meetings and presides over meetings of the full Board. Our current Chairman, Mr. Rales, is an independent director.

25
2025 Proxy Statement

Board Evaluation Process
The Board and its committees conduct self-assessments annually at their February meetings. The Chair of the Nominating and Corporate Governance Committee oversees the process. The annual evaluation procedure is summarized below.

Action and Timeframe	Description
Preparation – December
Each director receives draft materials for the annual evaluation of (i) the
Board’s performance and (ii) the performance of his or her committee(s). The materials include the Board and committee self-assessment questionnaires.
In advance of the assessment, questions are revised and supplemented based on the input received from the Board members and, prior to distribution, the Chair of the Nominating and Corporate Governance
Committee leads a final review in the December Board and committee meetings.

Assessment – January
Each director is asked to consider a list of questions to assist with the evaluation of the Board and its committees, covering topics such as Board composition, the conduct and effectiveness of meetings, quality of discussions, roles and responsibilities, quality and quantity of information provided and other opportunities for improvement.

Review and Discussion – February
The Board and its committees receive a report summarizing the annual evaluations as well as a year-over-year comparison. The reports are distributed for consideration in advance of and discussed at the February
Board meeting. The committee chairs report to the Board on their respective committee evaluations, noting any actionable items. Past evaluations have addressed a wide range of topics such as Board materials, director education and on-boarding and allocation of meeting times.

Actionable Items and Follow-Up – Ongoing	The Board and committees address any actionable items throughout the year, including a mid-year check-in and end of year assessment against the actionable items identified in February.
Board’s Role in Risk Oversight
The Board maintains responsibility for oversight of risks that may affect the Company. The Board discharges this duty primarily through its standing committees and also considers risk in its strategic planning for the Company and in its consideration of acquisitions. The Board engages in discussions about risk at each of its meetings, where it receives reports from its committees, as applicable, about the risk oversight activities within their respective areas of responsibility.
Specifically, the Audit Committee (i) receives reports from and discusses with management, our internal audit team and our independent registered public accounting firm all major risk exposures (whether financial, operating or otherwise), (ii)
reviews the Company’s policies with respect to risk assessment and enterprise risk management, including with respect to cybersecurity risks and (iii) oversees compliance with legal and regulatory requirements and our ethics program, including our Code of Business Conduct. In addition, the Nominating and Corporate Governance Committee oversees the corporate governance principles and governance structures that contribute to successful risk oversight and management. The
Compensation and Human Capital Management Committee oversees certain risks associated with compensation policies and practices, as discussed below.
The Audit, Nominating and Corporate Governance and Compensation and Human Capital Management Committees each make full reports to the Board of Directors at each regularly scheduled meeting regarding each committee’s considerations and actions, and risk considerations are presented to and discussed with the Board by management as part of strategic planning sessions and when considering potential acquisitions.

26
2025 Proxy Statement

Standards of Conduct

Corporate Governance Guidelines and Pledging
The Board has adopted Corporate Governance Guidelines, which set forth a framework to assist the Board in the exercise of its responsibilities. The Corporate Governance Guidelines cover, among other things, the composition and certain functions of the Board and its committees, executive sessions, Board responsibilities, expectations for directors, director orientation and continuing education, our director resignation policy and our policy prohibiting pledging.
Our Corporate Governance Guidelines prohibit any future pledging of ESAB’s common stock as security under any obligation by our directors and executive officers. The Board excepted from the policy shares of ESAB common stock that were pledged as of the Separation consistent with Enovis’ historical pledging policy. Pledged shares of ESAB common stock do not count toward our stock ownership requirements.  As of the date of this Proxy Statement, no shares of ESAB common stock were pledged by our directors and executive officers.

Policies on Insider Trading, Hedging and Stock Ownership
The Company has an Insider Trading Policy and associated procedures governing the purchase, sale and other transactions in the Company’s securities. We believe this policy and the procedures that the Company follows are reasonably designed to promote compliance with insider trading laws, rules and regulations. Among other things, the Insider Trading Policy and associated procedures prohibit any director, officer or employee of the Company from engaging in short sales, hedging or monetization transactions and transactions in publicly-traded options on the Company’s securities, such as puts, calls and other derivatives. Further, we have stock ownership policies applicable to our directors and executives to promote alignment of interests between our stockholders, directors and management. The Company has not effected any repurchases of its common stock through the year ended December 31, 2024 and has not adopted any procedures applicable to such purchases. The Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended
2024 filed on February 20, 2025.

Code of Business Conduct
As part of our system of corporate governance, the Board adopted a Code of Business Conduct (the “Code of Conduct”) that is applicable to all directors, officers and employees of the Company. The Code of Conduct sets forth Company policies, expectations and procedures on a number of topics, including but not limited to conflicts of interest, compliance with laws, rules and regulations (including insider trading laws), honesty and ethical conduct and quality. The Code of Conduct also sets forth procedures for reporting violations of the Code of Conduct and investigations thereof. If the Board grants any waivers from our Code of Conduct to any of our directors or executive officers, or if we amend our Code of Conduct, we will, if required, disclose these matters through our website within four business days following such waiver or amendment.

Where to Find Our Key Governance Policies
Our Corporate Governance Guidelines and Code of Conduct are available on the Company’s website at
www.esabcorporation.com on the Investors page under the Governance tab. These materials also are available in print to any stockholder upon request to: Corporate Secretary, ESAB Corporation, 909 Rose Avenue, 8th Floor, North Bethesda,
Maryland 20852.

27
2025 Proxy Statement

Certain Relationships and Related Person Transactions

Policies and Procedures for Related Person Transactions
We have adopted a written Policy Regarding Related Person Transactions pursuant to which our Nominating and Corporate
Governance Committee or a majority of the disinterested members of our Board generally must approve related person transactions in advance. The policy applies to any transaction or series of similar transactions involving more than $120,000 in which the Company is a participant and in which a “related person” has a direct or indirect material interest. “Related persons” include the Company’s directors, nominees for director, executive officers and greater than 5% stockholders, as well as the immediate family members of the foregoing. In approving or rejecting the proposed transaction, our Nominating and Corporate Governance Committee takes into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we discover related person transactions that have not been approved, the
Nominating and Corporate Governance Committee is to be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Related Person Transactions
Set forth below is a summary of certain transactions since January 1, 2024 in which (i) the Company was or is a participant,
(ii) any of our directors, executive officers, beneficial owners of more than 5% of our common stock, or the immediate family members of any of the foregoing had or will have a direct or indirect material interest and (iii) the amount involved exceeds or will exceed $120,000:
Mitchell P. Rales, the Chairman of our Board, is a member of the ownership group for the Washington Commanders, a professional football team. During 2024, the Company rented a suite at Northwest Stadium in Landover, Maryland for home games of the Washington Commanders during the 2024-2025 football season. The Company’s rental was on an arm's length basis and was subject to standard terms and conditions for suites at the football stadium, including a $288,750 license fee for the 2024-2025 season.

28
2025 Proxy Statement

Contacting the Board of Directors
We are committed to promoting effective channels of communication between our stockholders and the Board of Directors, including the Board’s committees and individual non-management directors.
The Board of Directors has established a process for stockholders and interested parties to communicate with the Board, our independent Chairman and non-management directors as a group, including to report complaints or concerns relating to our accounting, internal accounting controls or auditing matters. Stockholders who wish to communicate directly with directors may send messages in writing to the Company’s Corporate Secretary at the following address:
ESAB Corporation
909 Rose Avenue, 8th Floor
North Bethesda, Maryland 20852
Attention: Corporate Secretary
Our Policy Regarding Stockholder Communications with the Board of Directors (the “Board Communications Policy”)
requires that any stockholder communication to members of the Board prominently display the legend “Board
Communication” to indicate to the Corporate Secretary that it is subject to the Board Communications Policy.
Our Corporate Secretary will review all incoming communications subject to the Board Communications Policy and, if appropriate, promptly route such communications to the appropriate member(s) of the Board or, if none is specified, to the
Chairman of the Board. In the Board Communications Policy, the Board has requested that any communications regarding individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to stockholders or other constituencies of the Company generally as well as resumes and other forms of job inquiries, solicitations, advertisements, surveys, “junk” mail and mass mailings be excluded from forwarded communications. In addition, the Corporate Secretary may exclude any materials the Corporate Secretary determines in good faith to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable. However, the Corporate
Secretary maintains a list of each communication subject to the Board Communications Policy that is not forwarded to the
Board. Materials not forwarded to the Board are retained in the Company’s files and are made available at the request of any member of the Board to whom such communication was addressed.

29
2025 Proxy Statement

■DIRECTOR COMPENSATION
During 2024, our Board, at the recommendation of our Compensation and Human Capital Management Committee,
approved revisions to our compensation program for non-employee directors. The Compensation and Human Capital
Management Committee recommended these changes following its evaluation of competitive levels for director compensation, utilizing data drawn from our current list of peer companies and its reasoned business judgment. See “Role of Compensation Consultants and Peer Data Review” on page 51. The value of the annual cash retainer for non-executive directors was increased from $90,000 to $95,000, the annual equity grant value was increased from $145,000 to $150,000 and the annual retainer for service as the Chair of our Audit Committee was increased from $20,000 to $22,500.
As a result of this review and the approval of these revisions, effective beginning the second quarter of 2024, our non-
employee Board members, other than our non-executive Chairman of the Board, receive the following:
■an annual cash retainer of $95,000, paid in four, equal installments on the last business day of each quarter of service;
■an annual equity award valued at $150,000, calculated under the same valuation approach applied in determining our annual equity grants as described in “Compensation Discussion and Analysis—Additional Compensation Information
—Equity Grant Practice,” and awarded in connection with our annual meeting of stockholders, 50% of which consists of restricted stock units (“RSUs”) that vest after one year of service on the Board and the remaining 50% of which consists of stock options, which are fully vested upon grant and exercisable for a seven-year term; and
■a $22,500 annual retainer for service as the Chair of our Audit Committee and a $15,000 annual retainer for service as the Chair of our Compensation and Human Capital Management Committee or our Nominating and Corporate
Governance Committee, paid in four, equal installments on the last business day of each quarter of service.
Directors do not receive an initial equity grant at the time of their election or appointment to the Board, but instead receive a pro-rated annual equity award based on days of service during their initial year as a member of the Board.
Mr. Rales, our non-executive Chairman of the Board, historically was entitled to receive an annual cash retainer of $1 and did not receive any other cash fees or the annual equity award described above. In recognition of Mr. Rales contributions to the Company and to retain his continued service as Chairman of the Board, the Board approved a one-time equity award of
RSUs valued at $350,000 in July 2024. Mr. Rales' award vests after one year of service on the Board and any vested RSUs will convert to shares of our common stock six months after Mr. Rales' termination of service from the Board.
In December 2024, our Board, at the recommendation of our Compensation and Human Capital Management Committee,
approved an annual cash retainer for Mr. Rales, as our non-executive Chairman. Effective as of January 1, 2025, Mr. Rales's
will receive: (i) an annual cash retainer of $95,000, consistent with the cash retainer paid to our other non-employee directors and (ii) an annual retainer for service as Chairman of the Board of $125,000. Both retainers are paid in four, equal installments on the last business day of each quarter of service.
The Board has also approved a stock ownership policy for our directors. Each director is required to own shares of our common stock (including shares issuable upon exercise of stock options and shares underlying RSUs) with a value equal to five times the annual cash retainer within five years of joining the Board. All of our directors are within the initial five-year grace period. As of the date of this Proxy Statement, all of our directors were in compliance with our stock ownership policy, having acquired the required number of shares or having more time to do so.
Further, our Board has adopted a policy prohibiting any director (or executive officer) from hedging ESAB common stock or pledging as security under any obligation any shares of ESAB common stock that he or she directly or indirectly owns and controls (other than shares already pledged as of the Separation), and providing that pledged shares of ESAB common stock do not count toward our stock ownership requirements.
The Board has adopted a Director Deferred Compensation Plan, which permits non-employee directors to elect to receive deferred stock units (“DSUs”) in lieu of their annual cash retainers and committee chairperson retainers. A director who elects to receive DSUs receives a number of units determined by dividing the cash fees earned during, and deferred for, the quarter by the closing price of our common stock on the date of the grant, which is the last trading day of the applicable

30
2025 Proxy Statement

quarter. A non-employee director also may convert director RSU grants to DSUs under the plan. DSUs granted to our directors convert to shares of our common stock after termination of service from the Board, based upon a schedule elected by the director in advance. If a director elects to receive DSUs, the director will receive cash dividends on such DSUs to the extent such dividends are issued on our common stock.
We also reimburse all directors for travel and other necessary business expenses incurred in the performance of their services on our Board and the committees thereof in accordance with our expense reimbursement policies in effect from time to time. We also extend coverage to them under our directors’ and officers’ indemnity insurance policies.
The table below sets forth information regarding compensation paid to our non-employee directors during 2024. Mr.
Kambeyanda is a member of the Board but does not receive any additional compensation for his services as a director.
DIRECTOR COMPENSATION FOR 2024

Name	Fees Earned or Paid in Cash ($)	(2)	Stock Awards ($)	(3)(4)	Option Awards ($)	(5)	Total ($)
Mitchell P. Rales	—		350,000		—		350,000
Patrick W. Allender	115,625		75,000		75,000		265,625
Melissa Cummings	93,750		75,000		75,000		243,750
Christopher M. Hix(1)	32,679		—		—		32,679
Rhonda L. Jordan	108,750		75,000		75,000		258,750
Robert S. Lutz	93,750		75,000		75,000		243,750
Stephanie M. Phillipps	93,750		75,000		75,000		243,750
Didier Teirlinck	93,750		75,000		75,000		243,750
Rajiv Vinnakota	108,750		75,000		75,000		258,750
(1)Mr. Hix retired from the Board on May 9, 2024.
(2)Messrs. Allender, Hix, Lutz and Teirlinck and Ms. Phillipps elected to receive DSUs in lieu of all or a portion of their annual cash retainers and committee chairperson retainers. DSUs convert to shares of our common stock after termination of service from the
Board, based upon a schedule elected by the director in advance. During 2024, the amount of DSUs received in lieu of annual cash retainers and committee chairperson retainers by these directors was as follows: Mr. Allender—1,083, Mr. Hix—298, Mr. Lutz—879,
Mr. Teirlinck—879 and Ms. Phillipps—220. DSUs received for these cash retainers are considered “vested” and thus are not reflected in the table below.
(3)These amounts represent the grant date fair value for stock awards granted to each director during 2024, as computed pursuant to
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (“FASB ASC Topic 718”). See
Note 18 to our consolidated financial statements for the year ended December 31, 2024, included in our Annual Report on Form 10-K filed with the SEC on February 20, 2025 (the "2024 Form 10-K"). For Messrs. Allender, Lutz, Teirlinck and Vinnakota and Mses.
Cummings, Jordan and Phillipps, the amounts reflect the grant date fair value of the 2024 annual grant of 703 RSUs made to each director on May 9, 2024, which vest in full on the first anniversary of the grant date. For Mr. Rales, the amount reflects the grant date fair value of a one-time equity grant of 3,567 RSUs made to Mr. Rales on August 5, 2024, which vest in full on the first anniversary of the grant date and convert to shares of common stock sixth months after Mr. Rales' termination of service from the Board.
(4)Messrs. Allender, Hix, Lutz and Teirlinck and Mses. Cummings, Jordan and Phillipps elected to receive DSUs in lieu of all or a portion of their RSUs, which were awarded in connection with the 2024 annual grant. These DSUs will vest in full on May 9, 2025 in accordance with the vesting schedule applicable to the underlying RSUs. DSUs convert to shares of our common stock after termination of service on the Board, based upon a schedule selected by each director in advance.
(5)Amounts represent the aggregate grant date fair value for options to purchase 1,976 shares of our common stock granted to each of
Messrs. Allender, Lutz, Teirlinck and Vinnakota and Mses. Cummings, Jordan and Phillipps in connection with the 2024 annual grant, as computed pursuant to FASB ASC Topic 718. See Note 18 to our consolidated financial statements for the year ended
December 31, 2024, included in the 2024 Form 10-K. The director stock options are fully vested upon grant and exercisable for a seven-year term.

31
2025 Proxy Statement

As of December 31, 2024, the aggregate number of unvested stock awards and unexercised options outstanding held by each of our non-employee directors then serving at the time was as follows:

Name	Restricted Stock Units	Stock Options
Mitchell P. Rales	3,567	—
Patrick W. Allender	703	24,683
Melissa Cummings	703	10,577
Rhonda L. Jordan	703	20,429
Robert S. Lutz	703	10,577
Stephanie M. Phillipps	703	10,577
Didier Teirlinck	703	20,429
Rajiv Vinnakota	703	17,405

32
2025 Proxy Statement

Proposal 2:Ratification of Selection of Independent
Registered Public Accounting Firm
We are asking our stockholders to ratify the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent auditors. Ernst & Young LLP has served as our independent auditor since its appointment in 2021. Although stockholder ratification is not required, the appointment of
Ernst & Young LLP is being submitted for ratification as a matter of good corporate practice with a view towards soliciting stockholders’ opinions which the Audit Committee will take into consideration in future deliberations. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
The Board of Directors and the Audit Committee believe that the retention of Ernst & Young LLP as the Company’s independent auditor is in the best interests of the Company and its stockholders.
Representatives for Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Independent Registered Public Accounting Firm Fees and
Services
The following table sets forth the aggregate fees for services rendered by Ernst & Young LLP for the Company for the fiscal years ended December 31, 2024 and December 31, 2023.

Fee Category (fees in thousands)	2024	2023
Audit Fees	$5,807	$4,666
Audit-Related Fees	262	—
Tax Fees	44	78
All Other Fees	—	—
TOTAL	$6,113	$4,744
Audit Fees
This category of the table above includes fees for the fiscal years ended December 31, 2024 and December 31, 2023 that were for professional services rendered (including reimbursement for out-of-pocket expenses) for the integrated audits of our annual consolidated financial statements, for reviews of the financial statements included in our Quarterly Reports on
Form 10-Q and for statutory audits.
Audit-Related Fees
This category of the table above includes the fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”  For 2024, this category also included services associated with acquisitions. For 2023, there were no such fees.
Tax Fees
This category of the table above includes fees billed for tax compliance, tax preparation, tax planning and other tax services.
All Other Fees
This category of the table above includes fees billed for products and services other than those described above under Audit
Fees, Audit-Related Fees and Tax Fees. For 2024 and 2023, there were no such fees.

33
2025 Proxy Statement

The Audit Committee has considered whether the services rendered by the independent registered public accounting firm with respect to the fees described above are compatible with maintaining the independent registered public accounting firm’s independence and has concluded that such services do not impair its independence.
Audit Committee’s Pre-Approval Policies and Procedures
Pursuant to its charter, the Audit Committee must pre-approve all auditing services, review and attest services, internal control related services and non-audit services provided to the Company by the independent registered public accounting firm and all fees payable by the Company to the independent registered public accounting firm for such services. The Audit
Committee also is responsible for overseeing the audit fee negotiations associated with the retention of Ernst & Young LLP for the audit of our financial statements. The Audit Committee has adopted a pre-approval policy to promote compliance with the NYSE’s listing standards and the applicable SEC rules and regulations relating to auditor independence. In accordance with the Audit Committee charter and the pre-approval policy, the Audit Committee reviews with Ernst & Young LLP and management the plan and scope of Ernst & Young LLP’s proposed annual financial audit and quarterly reviews, including the procedures to be utilized and Ernst & Young LLP’s compensation, and pre-approves all auditing services, review and attest services, internal control related services and permitted non-audit services (including the fees and terms thereof) to be performed for us by Ernst & Young LLP. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee consistent with the pre-approval policy, provided that the decisions of such Audit Committee member or members must be presented to the full Audit Committee at its next scheduled meeting. Pre-approval of permitted non-
audit services can only be approved by the full Audit Committee. All of the fees described above were pre-approved by the
Audit Committee.
Vote Required
The affirmative vote of the holders of a majority of votes cast (excluding abstentions and broker non-votes) is required to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025.
Board Recommendation

The Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025.

34
2025 Proxy Statement

■AUDIT COMMITTEE REPORT
The Audit Committee consists of Patrick W. Allender, Melissa Cummings, Robert S. Lutz, and Didier Teirlinck, who are all non-
management directors. The members of the Audit Committee meet the independence and financial literacy requirements of the
NYSE and the additional, heightened independence criteria applicable to members of the Audit Committee under SEC and NYSE rules. In 2024, the Audit Committee held seven meetings. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, which it reviews annually. The charter, which complies with all current regulatory requirements, is available on the Company’s website at www.esabcorporation.com on the Investors page under the Governance tab. During 2024, at each of its regularly scheduled meetings, the Audit Committee met with senior members of the Company’s finance team. Additionally, the
Audit Committee has separate private sessions, during its regularly scheduled meetings, with the Company’s independent registered public accounting firm and head of internal audit, respectively. The Audit Committee has also discussed with the independent registered public accounting firm their evaluation of the Company’s system of internal control over financial reporting.
The Audit Committee evaluates the performance of the Company’s independent registered public accounting firm each year and determines whether to reengage the current independent registered accounting firm or consider other independent registered accounting firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the independent registered accounting firm, the firm’s global capabilities, and the firm’s technical expertise, tenure as the Company’s independent registered accounting firm and knowledge of the Company’s global operations and businesses. In connection with the applicable audit partner rotation requirements, the Audit Committee also is involved in considering the selection of the auditors’ lead engagement partner when rotation is required. Based on this evaluation, the Audit Committee decided to engage Ernst & Young
LLP as our independent registered accounting firm for the year ended December 31, 2025. The Audit Committee reviews with the independent registered accounting firm and management the overall audit scope and plans, as well as the results of internal and external audit examinations and evaluations by management and the independent registered accounting firm of the Company’s internal controls over financial reporting and the quality of the Company’s financial reporting. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, the Audit Committee recommends that the Board ask stockholders, at the Company’s annual meeting, to ratify the appointment of the independent registered accounting firm (see
Proposal 2 beginning on page 32).
The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended
December 31, 2024 with management and with the Company’s independent registered public accounting firm, including a discussion of the quality and suitability of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee are apprised of certifications prepared by the Chief Executive Officer and the Chief
Financial Officer that the unaudited quarterly and audited annual consolidated financial statements of the Company fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company.
In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews the Company’s quarterly and annual reports on Form 10-Q and Form 10-K prior to filing with the SEC. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting and for preparing the financial statements, and other reports, and of the independent registered public accounting firm, which is engaged to review the quarterly consolidated financial statements of the
Company, and audit and report on the annual consolidated financial statements of the Company and the effectiveness of the
Company’s internal control over financial reporting as of the Company’s year-end.
The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and SEC. The Audit Committee has
received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit
Committee concerning independence and has discussed with the independent registered public accounting firm its independence.
On the basis of the reviews and discussions referenced above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2024 be included in the Company’s Annual Report on Form
10-K for filing with the Securities and Exchange Commission.
Audit Committee of the Board of Directors
Patrick W. Allender, Audit Committee Chair
Melissa Cummings
Robert S. Lutz
Didier Teirlinck

35
2025 Proxy Statement

■COMPENSATION DISCUSSION AND
ANALYSIS
Executive Summary

Named Executive Officers
The following discussion provides details regarding our executive compensation program and the compensation of our named executive officers (the "NEOs") in 2024 and should be read together with the compensation tables and related disclosures set forth under the section heading “Executive Compensation."
Our NEOs for 2024 are:

Name	Title
Shyam P. Kambeyanda	President and Chief Executive Officer
Kevin J. Johnson	Executive Vice President, Chief Financial Officer
Olivier Biebuyck	President, Fabrication Technology
Curtis E. Jewell	Senior Vice President, General Counsel and Corporate Secretary
Eleanor L. Lukens	President, Americas

36
2025 Proxy Statement

Our Purpose, Values and Compensation Philosophy
ESAB is a purpose-driven company focused on Shaping the world we imagineTM through innovation and continuous
Shared success.
We’re there for our customers’ triumphs and challenges, knowing our success is a direct reflection of our ability to create solutions that work for them.
Helping each other win.
We collaborate as a team to achieve our shared vision – bringing the right people together to explore creative solutions, build on each other’s ideas, and hold ourselves accountable.
Always improving.
Continuous improvement is at the core of our business management system, ESAB Business Excellence. We never settle for “good enough”
and are constantly pursuing innovative solutions to make real progress.
Every voice valued.
We’re diligent about creating an inclusive, welcoming culture that values every perspective - because real progress depends on diversity, empathy, and mutual respect.
Purposeful leadership.
We lead with heart and purpose because we take pride in our work and believe in its impact. We build strong leaders who meet challenges head on, celebrate wins, and learn from every obstacle.
improvement. We are guided by this Purpose and the following core Values:

37
2025 Proxy Statement

These Values shape our culture, our work and our compensation philosophy and practices.
Consistent with our Purpose and Values, our executive compensation program links compensation to Company and individual performance while aligning the long-term interests of management with those of our stockholders. We strive to create a compensation program for our associates, including our executives, that provides a compelling and engaging opportunity to attract, retain and engage the best talent. We believe that our compensation programs motivate performance-
driven leadership that is aligned to achieve our financial and strategic objectives with the intention to deliver superior long-
term returns to our stockholders. Utilizing this philosophy, our executive compensation program has been designed to:

Link rewards to performance and foster a team-based approach	Each executive has clear performance expectations and must contribute to our overall success rather than solely to objectives within his or her primary area of responsibility.
Align the performance responsibilities of executives with the long-term interests of stockholders
Our executive compensation program emphasizes long-term stockholder value creation by using predominantly stock options and PRSUs to deliver long-term compensation incentives that also, together with our minimum stock ownership policy, minimize risk-taking behaviors that could negatively affect long-term results.

Provide transparency through simplicity of design and practices
We provide three main elements in our compensation program–base salary, annual incentive cash bonuses and long-term incentives–with an appropriate blend of purposes and incentives linked to easily understood objectives, as described further on page 56.

Fiscal 2024 Pay for Performance Alignment and Compensation Overview
Our leadership delivered strong results in 2024 and continued to make progress towards the Company's long-term goals.
ESAB reported core adjusted earnings per share of $5.06, core adjusted EBITDA of $510.7 million, core sales of $2.6 billion and free cash flow of $320.5 million for the year ended December 31, 2024.
In addition, ESAB continued to deliver long-term shareholder value. ESAB's one-year total shareholder return for 2024 was
49.3%. In comparison, the one-year total shareholder return for the S&P 500 Index in 2024 was 23.3%.
We achieved and exceeded many of our internal corporate financial and operational goals, leading to an overall corporate annual cash bonus achievement under the ESAB Incentive Plan of 104.5%.
Further, the Board or the Compensation and Human Capital Management Committee took the following compensation-
related actions during 2024:
•Long-Term Incentives Aligned with Stockholder Value The Compensation and Human Capital Management
Committee strengthened the alignment between executive pay and long-term stockholder value by revising the performance metrics for PRSUs granted to our NEOs during 2024. Under the revised plan design, the number of
PRSUs earned at the end of the three-year performance period will be determined by the Company's adjusted earnings per share subject to a 20% modifier (positive or negative) based on relative total shareholder return.
These updated performance metrics further align executive pay with ESAB's long-term performance and stockholder value creation.
•Continued Focus on Long-Term Performance The Compensation and Human Capital Management Committee
approved an annual equity grant to each of our NEOs during 2024 comprised of: (i) 25% in the form of stock options that vest in equal installments over a three-year period following their grant, subject to continued service on each applicable vesting date, (ii) 25% in the form of RSUs that vest in equal installments over a three-year period following their grant, subject to continued service on each applicable vesting date and (iii) 50% in the form of
PRSUs that cliff vest based on achievement of certain Company metrics following the conclusion of a three-year performance period. These awards are intended to keep our executive team focused on the long-term strategic success of the Company and reinforce the alignment between executive officer and stockholder interests.

38
2025 Proxy Statement

•Limited Base Salary Increases Modest base salary increases were provided to the CEO and other NEOs in 2024 to offset increases in the cost of living, with the exception of our Chief Financial Officer who received a slightly larger increase to reflect his expanded role.

2024 Say-On-Pay Vote
At our 2024 Annual Meeting of Stockholders, 98% of the votes cast on our advisory proposal to approve the compensation of our NEOs were voted in favor of our executive compensation proposal. We view this vote as a favorable endorsement of our executive compensation program, practices and policies. Our Compensation and Human Capital Management
Committee considered the outcome of this vote in the context of our prior and on-going engagement with stockholders and did not make any additional changes to our executive compensation policies and program elements for 2024. The
Compensation and Human Capital Management Committee and Board will continue to carefully evaluate the results of these advisory votes as well as feedback obtained from stockholders throughout the course of the year.

Our Executive Compensation Program
Our 2024 executive compensation structure consisted of three core compensation elements: base salary, an annual cash bonus and long-term incentive opportunities. The Compensation and Human Capital Management Committee annually reviews each element while also considering the total compensation package to create an appropriate mix designed to attract, motivate, incentivize and retain our executives.

39
2025 Proxy Statement

The following table summarizes the core elements of our 2024 executive compensation program:

Element of Compensation	Purpose/Description	Form/Timing of Payout
Base Salary
Established at a competitive level to attract and retain
our executive talent. Provides a base level of
compensation that is not at risk to avoid fluctuations in
compensation that could distract executives from the
performance of their responsibilities.
Paid in cash throughout the year. See page 42 for further detail.
ESAB Incentive Plan (“EIP”)
Variable compensation that motivates and rewards
our executive officers for achievement of critical
annual operational and financial performance goals by
the Company and recognizes the executive’s
individual performance during the year.
Paid in cash after the year has ended and performance has been measured. See page 43 for further detail.
Long-Term Incentive Plan
Variable compensation that aligns the rewards of
executives with the interests of stockholders to
encourage actions and long-term prioritization that we
believe will increase stockholder value by generating
sustained and superior operational and financial
performance over an extended period of time.
See page 47 for further detail.
The 2024 target compensation program for our CEO was structured as follows:
2024 CEO Incentive Compensation Structure
May not sum due to rounding
100%
RSUs
Annual Incentive
Options
Base Salary
PRSUs
PRSU 3 Year Performance Period

2024	2025	2026
aEPS
subject to +/- 20%
rTSR modifier
Annual Incentive Plan (see
"Bonus Calculation and
Payment - Financial and
Operational Metrics and
2024 Performance Result "
on Page 47 for a
description of performance
goals)
At-Risk

85% of CEO compensation “at risk” and aligned with Company and stockholder success

40
2025 Proxy Statement

The target compensation program for our other NEOs was structured as follows:
2024 Incentive Compensation Structure for Other NEOs (Average)
May not sum due to rounding
RSUs
Annual Incentive
Options
Base Salary
PRSUs
PRSU 3 Year Performance Period

2024	2025	2026
Annual Incentive Plan (see
"Bonus Calculation and
Payment - Financial and
Operational Metrics and
2024 Performance Result "
on Page 47 for a
description of performance
goals)
At-Risk
100%
aEPS
subject to +/- 20%
rTSR modifier

72% of compensation for other NEOs “at risk” and aligned with Company and stockholder success
Leading Compensation Practices
The framework of our executive compensation program includes the governance features and other specific elements discussed below:

What we do	What we don’t do

Pay for performance focus – Our EIP compensation
is linked to pre-established financial and operational
goals that are intended to drive performance over the
annual performance plan period. Options, RSUs and
PRSUs are linked with our longer-term performance
and stock price, and, for PRSUs, adjusted earnings per
share as modified by relative TSR performance, which
we believe incentivizes long-term Company success
and stockholder value creation.

No gross-up payments to cover excise taxes – We
do not provide tax gross-ups to our executives in
connection with a change in control, severance or other
compensation or benefits or in connection with
executive perquisites other than relocation benefits.

Varying performance metrics under short-term and
longer-term incentive plans – In balancing
compensation objectives linked to short-term and long-
term time horizons, the Company seeks to align
compensation with several performance metrics that
are critical to achieve sustained growth and stockholder
value creation.
No pledging or hedging of Company stock – We prohibit our executives and directors from hedging ESAB stock and from entering into new pledge arrangements or derivative agreements using ESAB stock.

41
2025 Proxy Statement

Caps on ESAB Incentive Plan and PRSU payouts –
Executive bonus payments and PRSU grants are
capped under our EIP and Long-Term Incentive Plan,
respectively, in part to discourage excessive risk taking.
In addition, the Compensation and Human Capital
Management Committee retains the discretion to
reduce or eliminate compensation under our EIP even if
performance goals are attained.
No repricing or buyout of underwater stock options – We do not permit the repricing of underwater stock options without the express approval of our stockholders.

"Double-trigger" provisions for change in control –
Severance payable in connection with a change in
control is only received upon executive’s actual
employment termination without cause or resignation
for good reason within two years following, or the three
months preceding, the change in control. This approach
is commonly referred to as “double-trigger.”
No excessive change in control payments – No cash severance payable in connection with a change in control in excess of two times salary plus target bonus.

Clawback Policy and Insider Trading Policy – We
have a comprehensive compensation clawback policy
that applies to all of our executive officers and requires
recovery of erroneously awarded incentive-based
compensation upon a restatement of the Company’s
financial statements to correct material noncompliance
with any financial reporting requirement under the
securities laws, and we enforce a strict insider trading
policy and blackout periods for executives and
directors.
No short-term vesting – We do not award any long- term incentives with a vesting period shorter than one year.
Stock Ownership Policy – We have a robust stock ownership policy to further align the long-term financial interests of Company executives and directors with those of our stockholders.
No compensation programs or policies that
incentivize excessive risk taking – We annually
review the Company’s compensation policies and
practices in relation to our risk management practices
and any potential risk-taking incentives. Our most
recent assessment concluded that the risks arising from
our compensation policies and practices are not
reasonably likely to have a material adverse effect on
the Company.

Independent Compensation Committee and
Consultant – Our Compensation and Human Capital
Management Committee is composed solely of
independent directors. The compensation consultant to
the Compensation and Human Capital Management
Committee during 2024, FW Cook (i) is, based on the
Compensation and Human Capital Management
Committee’s assessment, independent and without any
conflicts of interest with the Company or its directors
and (ii) has never provided any services to the
Company other than the compensation-related services
provided to the Compensation and Human Capital
Management Committee. See page 48 for further
details.
No defined benefit pension plan – We do not maintain a defined benefit pension plan for any senior executives.

42
2025 Proxy Statement

Determination of Executive Compensation and
Performance Criteria
Our executive compensation program is based on the philosophy and design outlined above with a focus on exceptional performance and continuous improvement from our management team. Within this framework, the Compensation and
Human Capital Management Committee exercises its reasoned business judgment in making executive compensation decisions and takes into account recommendations by our Chief Executive Officer with respect to the compensation of each executive officer, other than himself (see “CEO Recommendations” on page 51). Some of the factors that generally are referenced when making executive compensation decisions, none of which is assigned a fixed weight and are instead considered holistically, are as follows:
■The nature and complexity of the executive’s position
■The Compensation and Human Capital Management Committee’s assessment of pay levels and practices for executives with the skills and experience our executives possess (see “Role of Compensation Consultants and Peer
Data Review” on page 51)
■The experience and performance record of the executive
■The Company’s operational and financial performance
■The executive’s leadership potential
■The retention value of our compensation program over time
Further, a substantial percentage of compensation under our annual incentive plan is determined solely by the achievement of annual performance criteria developed based on Board-approved financial and operational goals for the fiscal year. These goals are incorporated into the metrics set for our annual incentive plan and approved by the Compensation and Human
Capital Management Committee, as further discussed under “Bonus Calculation and Payment – Financial and Operational
Metrics and 2024 Performance Results” on page 47. We believe that this link to our Board-established corporate and business goals reinforces alignment and incentivizes outperformance both at the business-unit level and Company-wide.
Elements of Our 2024 Executive Compensation Program

Base Salary
Base salaries are designed to provide compensation that is market competitive to attract the best qualified individuals and retain our senior management. Base salaries are established at the time of an executive’s hire and reviewed annually for potential adjustment.
In February 2024, the Compensation and Human Capital Management Committee set the salary levels for each of our
NEOs based on its assessment of the relative roles and responsibilities of management and the results of their individual performance assessments, combined with perspective from competitive compensation data prepared by FW Cook and the
Compensation and Human Capital Management Committee’s reasoned business judgment. NEO base salaries were modestly increased in 2024 primarily to offset the increased cost of living due to inflation. Mr. Johnson received an additional

43
2025 Proxy Statement

modest increase to reflect the expansion of his role to include oversight of the Company's global information technology function. A comparison of base salary levels as of December 31, 2024 and 2023 is set forth below:

Named Executive Officer	2024 Annual Base Salary	2023 Annual Base Salary	% Increase
Shyam P. Kambeyanda	$1,081,600	$1,040,000	4.0%
Kevin J. Johnson	$668,800	$618,800	8.1%
Olivier Biebuyck	$546,000	$525,000	4.0%
Curtis E. Jewell	$486,720	$468,000	4.0%
Eleanor L. Lukens	$499,200	$480,000	4.0%

Annual Incentive Plan
The goal of our ESAB Corporation Annual Incentive Plan ("EIP"), our annual cash incentive plan for our executive officers, is to motivate and reward our executives for achievement in key areas of Company operational and financial performance as well as each executive’s individual contributions to Company success. Our NEOs are eligible to earn a cash incentive payment in an amount that is expressed as a percentage of the executive’s base salary (i.e., “target bonus”) under our EIP.
Performance measures include corporate and/or business segment performance and individual performance against predetermined financial and operational metrics approved by the Compensation and Human Capital Management
Committee at the beginning of the fiscal year.
The performance metrics established by the Compensation and Human Capital Management Committee for business leaders reflect both Company-wide and business-specific performance targets resulting in a company financial factor
(“CFF”). The CFF for Messrs. Kambeyanda, Johnson, Biebuyck and Jewell is based on ESAB's overall corporate performance. The CFF for Ms. Lukens is a weighted average consisting of 30% corporate performance and 70%
performance of our Americas business segment. The amount payable under the EIP to each NEO can be adjusted upward or downward based on the individual performance factor (“IPF”) of the relevant NEO, which is linked to specific, individualized business goals. Actual bonus amounts are determined following completion of the performance year and are based on performance relative to these pre-established business and individual goals using the following formulas:

Base Salary
X
Target Bonus	Company Bonus before IPF	X	Individual Performance Factor (IPF)	=	Executive Bonus Payment
X
Company Financial Factor
Executives can achieve a payout equal to a percentage of their target bonus ranging from zero for below-threshold performance to a threshold of 50% up to a maximum of 200%, with 100% target achievement resulting in 100% payout of the individual’s target bonus for that performance metric, based on the extent to which the applicable objective pre-
established financial and operational performance goals are achieved.

44
2025 Proxy Statement

The total EIP award amount earned is subject to adjustment based on individual achievement as measured by an IPF. The
IPF is a multiplier that ranges from 0 to 1.5 (subject to an overall payout cap of 250% of the target bonus). The IPF rating is based on individual performance against pre-established objectives and the extent to which the executive, in the course of his or her work, exhibits the Company’s core values. The IPF and key performance indicators include both financial and non-
financial Company objectives over which the executive has primary control.
Detail regarding the individual components of these formulas for fiscal year 2024, including a calculation of the payout percentages and description of the IPF component, follows below.
Key Executive Team Achievements
■Delivered strong financial results, finishing 2024 with core sales of $2.6 billion, core adjusted EBITDA of $510.7 million and core adjusted earnings per share of $5.06;
■Generated strong cash flow, successfully navigating market headwinds and continued geopolitical uncertainty to produce core adjusted free cash flow of $320.5 million;
■Strengthened our fabrication technology platform with three strategic acquisitions: Sager S.A., a welding repair and maintenance product and service leader in South America, ESAB Bangladesh Private Limited (formerly Linde
Bangladesh Industries Limited), a leading welding company in fast-growing Bangladesh, and SUMIG Soluções para
Solda e Corte Ltda., a South American light automation and equipment business;
■Introduced innovative new products and solutions to serve our global customers, driving strong growth in our sales of welding equipment; and
■Maintained a strong safety culture, achieving an industry leading total recordable incident rate of 0.48.
Bonus Calculation and Payment – Financial and Operational Metrics and 2024 Performance
Results
Our 2024 financial targets for each of Messrs. Kambeyanda, Johnson, Biebuyck and Jewell were based on the Company's corporate performance, as measured by adjusted EBITDA, net sales and working capital turns for the CFF. The targets were based upon ESAB’s operational and financial goals for full year 2024, and represented significant progress in each category toward the achievement of the Company’s long-term growth objectives and aligned with ESAB’s corporate budget.
Our 2024 financial targets for Ms. Lukens were based on a weighted average of: (i) the Company's corporate performance and (ii) the performance of our Americas business segment. The performance of our Americas segment was measured by adjusted EBITDA, net sales and working capital turns. These weightings are intended to drive accountability for operational results within our Americas segment while also encouraging thoughtful work and cooperation across the organization.
The financial and operational performance measures and corresponding weights of these metrics for 2024 were as follows:

Measure	Corporate Weighting	Americas Weighting
Adjusted EBITDA(1)	50%	50%
Net Sales (as adjusted)(2)	30%	30%
Working Capital Turns(3)	20%	20%
(1)Adjusted EBITDA is measured by comparing Adjusted EBITDA excluding any unbudgeted 2024 acquisition to the 2024 Adjusted
EBITDA targets at actual foreign exchange rates and is defined as U.S. GAAP net income from continuing operations plus net interest expense, income taxes and acquisition-amortization and other related charges, separation costs, restructuring costs per company policy, non-cash asset impairments including goodwill and intangibles, unbudgeted acquisition and divestiture costs, foreign currency exchange gains or losses arising from initial recognition of a highly inflationary currency, pension curtailment costs, effects from changes in U.S. GAAP or other unplanned or nonrecurring items that the Compensation and Human Capital Management Committee considers unusual and not representative of the underlying economic performance of the Company, with budgeted results for any divested/discontinued entities added to actual results in determining 2024 performance. 2024 Adjusted EBITDA for corporate also excludes Russia.

45
2025 Proxy Statement

(2)Net sales is measured by U.S. GAAP sales excluding any sales from unbudgeted 2024 acquisitions, compared to 2024 budgeted sales at actual foreign exchange rates, with budgeted results for any divested/discontinued entities added to actual results in determining
2024 performance. 2024 Net Sales for corporate also excludes Russia.
(3)Working capital turns is based on average working capital amounts and annualized sales based on the last 3 months of the year.
Bonus Calculation – Target Bonus
The Compensation and Human Capital Management Committee annually reviews and approves EIP target bonus percentages for each NEO in alignment with our compensation philosophy and taking into consideration the Compensation and Human Capital Management Committee’s competitive marketplace review.
The 2024 corporate performance goals and achievement for each are set forth below.

Measure	Weighting	Threshold	Target	Maximum	Achieved	CFF Based on Weighting
Net Sales (as adjusted)	30%	$2.37 billion	$2.63 billion	$2.89 billion	$2.57 billion	26%
Adjusted EBITDA	50%	$447 million	$497 million	$546 million	$505 million	59%
Working Capital Turns	20%	5.2	5.8	6.4	5.7	19%
Weighted aggregate CFF for 2024						104.5%
The weighted average performance for our Americas segment for 2024 was 94.7%. The Americas segment performance targets were set at levels that the Company believed to be challenging but achievable and were designed to drive top performance. We do not disclose the specific target goals or achievement applicable to our business segments as they are highly confidential to our businesses. We believe that disclosure of this information would be competitively harmful to us, as it would provide our competitors with strategic information specific to certain businesses, thus providing our competitors insight into our plans and projections for such businesses.
Bonus Calculation – Individual Performance Factor
In addition to the target bonus percentages and financial and operational metrics discussed above, the third and final factor under our EIP is the IPF, as described above. The individual performance factors for each executive were determined after evaluating each NEO’s performance, including the collective achievements detailed on page 44 above.
2024 EIP Payments
2024 bonus payouts for each of our NEOs, as calculated pursuant to the foregoing calculations, are set forth in the following table. These bonuses are also reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary
Compensation Table below on page 53.

NEO	Base Salary		Target Bonus Percentage		Target Bonus		CFF	Bonus before IPF application	Individual Performance Factor (IPF)		Executive Bonus Payment
Shyam P. Kambeyanda	$1,081,600	X	125%	=	$1,352,000	X	104.5%	$1,412,840	116%	=	$1,638,895
Kevin J. Johnson	$668,800	X	80%	=	$535,040	X	104.5%	$559,117	115%	=	$642,985
Olivier Biebuyck	$546,000	X	75%	=	$409,500	X	104.5%	$427,928	110%	=	$470,721
Curtis E. Jewell	$486,720	X	70%	=	$340,704	X	104.5%	$356,036	115%	=	$409,442
Eleanor L. Lukens(1)	$499,200	X	70%	=	$349,440	X	97.6%	$341,193	100%	=	$341,194
(1)Ms. Lukens' CFF is a weighted average consisting of 30% corporate performance and 70% performance of our Americas business segment.

46
2025 Proxy Statement

Long-Term Incentives
The goal of our long-term incentive program is to align the compensation of executives with the interests of stockholders by encouraging sustained long-term improvement in operational and financial performance and long-term increase in stockholder value. Long-term incentives also serve as retention instruments and provide equity-building opportunities for executives. Our annual equity incentive opportunity generally consists of 50% PRSUs, 25% stock options and 25% time-
based RSUs. The Compensation and Human Capital Management Committee believes our long-term incentive program further aligns the long-term interests of management and stockholders and promotes increased equity ownership among our executive officers.
Options and RSUs vest over three years, with one-third of each award vesting on each of the first three anniversaries of the grant date, subject to continued employment on each applicable vesting date. PRSUs vest at the end of a three-year period subject to achievement of performance measures and continued employment.
For PRSUs granted in 2022 and 2023, the number of PRSUs earned at the end of the three-year period is determined by the Company's (i) Adjusted EBITDA percentage and (ii) Adjusted Free Cashflow Conversion during the last year of the performance period. Each metric has a 50% weighting for purposes of determining performance results.  In addition, for each year of the performance period, the Compensation and Human Capital Management Committee established an annual minimum for each performance criteria. If the Company's performance falls below the minimum as of the end of each year of the performance period, the number of PRSUs awarded at the end of the performance period will be reduced by 5% per metric below such minimum.
The Compensation and Human Capital Management Committee revised the plan design for PRSUs in 2024. For PRSUs granted in 2024, the number of PRSUs earned at the end of the three-year performance period will be determined by the
Company's adjusted earnings per share, subject to a 20% modifier (positive or negative) based on the Company's relative
TSR performance measured against the S&P 400 Industrials sector. In reviewing the plan design for PRSUs, the
Compensation and Human Capital Management Committee consulted with FW Cook, the Committee's independent advisor on matters of executive compensation, and considered the long-term incentive practices of the Company's peer companies as well as opportunities to strengthen the alignment of executive pay with ESAB's long-term performance and stockholder value.
Annual Grants under Omnibus Incentive Plan
In February 2024, the Compensation and Human Capital Management Committee granted annual long-term incentive awards under the 2022 Omnibus Incentive Plan with a target aggregate value as set forth in the table below. Each NEO received 50% of their annual grant in the form of PRSUs, 25% in the form of RSUs and 25% in the form of stock options.

Annual Grant Recipient	Total Aggregate Value of Grant ($)
Shyam P. Kambeyanda	$4,800,000
Kevin J. Johnson	$1,500,000
Olivier Biebuyck	$1,000,000
Curtis E. Jewell	$745,000
Eleanor L. Lukens	$725,000
2022 PRSU Performance Payout
In May 2022, on the recommendation of the Compensation and Human Capital Management Committee, the Board
approved promotion equity grants to Messrs. Kambeyanda, Johnson, Biebuyck and Jewell in recognition of the increased scope of the responsibilities of each executive officer following the Separation. The promotion equity grant included PRSUs which were subject to the Company achieving improvements in Adjusted EBITDA percentage and Adjusted Free Cashflow
Conversion during the last year of the performance period, with each metric weighted 50% for purposes of determining

47
2025 Proxy Statement

performance results. At the end of the three-year performance period, the Company performance resulted in an Adjusted
EBITDA percentage payout percentage of 200.0% of target and an Adjusted Free Cashflow Conversion payout of 200.0% of target. The PRSUs will vest in May 2025. The maximum value per share of the award to be paid out is capped at 400.0% of the closing price of the Company's stock on the date of grant.

Additional Compensation Information
Other Elements of Compensation – Retirement Plans and Perquisites
The Company does not maintain an active defined benefit pension plan and instead makes matching contributions to a tax-
qualified 401(k) plan and Non-Qualified Deferred Compensation Plan. We established the Non-Qualified Deferred
Compensation Plan, which provides participants the opportunity to defer a percentage of their compensation without regard to the compensation limits imposed by the Internal Revenue Code under our 401(k) plan, to allow our senior-level executives to contribute toward retirement on a tax-effective basis in a manner that is consistent with other ESAB employees who are not limited by the Internal Revenue Code limits. For additional details concerning the Non-Qualified Deferred
Compensation Plan, please see the “Non-Qualified Deferred Compensation” table below and the accompanying narrative disclosure.
We generally provide limited perquisites to our executive officers, including up to $10,000 per fiscal year for financial planning services (including taxes, estate planning and financial consulting) and up to $4,000 per fiscal year for an annual executive physical examination and/or membership fees associated with concierge medicine services (including test results and consultation). We may also provide business-related items such as relocation assistance, taxes on which may be grossed up consistent with competitive market recruitment practices, and benefits provided in non-U.S. locations consistent with local practice. In addition, Mr. Kambeyanda is entitled to personal use of a private aircraft chartered by the Company and/or personal financial planning services (or any combination thereof) in an aggregate amount not to exceed $80,000 in compensation income (i.e., imputed income under tax rules) with personal use of the private aircraft capped at $250,000 in actual cost to the Company for any calendar year.
Employment Agreements
Mr. Kambeyanda is party to an employment agreement with the Company. Mr. Kambeyanda’s employment agreement has an initial three-year term from the Company's Separation from Enovis, subject to automatic one-year term extensions thereafter, unless the Company or Mr. Kambeyanda provides written notice in advance to terminate the automatic extension provision. Mr. Kambeyanda’s agreement provides severance benefits as described under "Potential Payments Upon
Termination or Change in Control" on page 64.
Each of our NEOs other than Mr. Kambeyanda is party to a letter agreement with the Company which sets forth his or her starting salary and initial target bonus. The offer letters do not provide for severance; however, each of our NEOs is eligible for separation benefits under our Executive Officer Severance Plan.
In addition, each of our NEOs is party to a change in control agreement with the Company. Under the change in control agreements, severance payable upon a change in control is only received upon the executive officer’s termination without cause or resignation for good reason within two years following, or the three month period immediately preceding, a change in control of the Company. The change in control agreements are designed to retain these executive officers and encourage their continued dedication to the Company and its stockholders notwithstanding a possible change in control that may not be in their personal interest.
Additional details regarding the material terms of the NEO letter agreements and change in control agreements, and the material terms and eligibility requirements for the Executive Officer Severance Plan, are summarized under “Potential
Payments Upon Termination or Change in Control” on page 64.
Stock Ownership Policy and Stock Holding Requirements
Our stock ownership policy further aligns the long-term financial interests of Company executives with those of our stockholders while also serving as a risk mitigation tool. Each employee at the level of vice president or higher must retain at

48
2025 Proxy Statement

least one-half of vested equity awards, less shares withheld or sold for tax withholding obligations, until the individual has accumulated shares of our common stock or other qualifying forms of equity having the value described below. The ownership value thresholds are as follows:

Leadership Position	Value of Shares
President and CEO	6x base salary
EVP/SVP	3x base salary
VP	1x base salary
CEO Recommendations
During 2024, Mr. Kambeyanda provided recommendations to the Compensation and Human Capital Management
Committee with respect to the compensation levels for our executive officers, other than for himself. These recommendations were based on his assessment of the executive officer’s relative experience, overall performance and impact on the achievement of our financial and operational goals and strategic objectives, combined with perspective from the competitive review data. While the Compensation and Human Capital Management Committee took Mr. Kambeyanda’s recommendations under advisement, it independently evaluated the pay recommendations for each executive officer and made all final compensation decisions in accordance with its responsibilities as set forth in the Compensation and Human
Capital Management Committee Charter.
Role of Compensation Consultants and Peer Data Review
Our Compensation and Human Capital Management Committee also obtains perspective from competitive data reviewed by
FW Cook, the independent advisor to the Compensation and Human Capital Management Committee on matters of executive compensation. The Compensation and Human Capital Management Committee annually reviews the list of peer companies previously recommended by FW Cook to confirm that it continues to reflect the peers used by financial analysts and governance advisors covering ESAB and to represent our growth trajectory, revenue, market capitalization and overall scope and nature of operations. As part of that review process in 2023, our Compensation and Human Capital Management
Committee replaced Altra Industrial Motion Corp, Hubbell Incorporated and Xylem Inc. with Acuity Brands, Inc., ESCO
Technologies Inc. and Watts Water Technologies, Inc. Our Compensation and Human Capital Management Committee
made these updates to the peer group to better reflect the Company’s current size and business structure.
As a result, the peer group referenced in 2024 was as follows:

ESAB Peer Group
Acuity Brands, Inc. (AYI)	IDEX Corporation (IEX)	Regal Rexnord Corporation (RRX)
Barnes Group Inc. (B)	ITT Inc. (ITT)	Snap-on Incorporated (SNA)
Crane Co. (CR)	Kennametal Inc. (KMT)	SPX Technologies, Inc. (SPXC)
ESCO Technologies Inc. (ESE)	Lincoln Electric Holdings, Inc. (LECO)	The Timken Company (TKR)
Flowserve Corporation (FLS)	Nordson Corporation (NDSN)	Watts Water Technologies, Inc. (WTS)
Hillenbrand, Inc. (HI)	Pentair plc (PNR)
Competitive review data drawn from this group was utilized by the Compensation and Human Capital Management
Committee as one of many reference points to assist in its compensation decisions, and for certain NEOs, competitive review data drawn from this group was used to “benchmark” the amount of compensation paid to such NEOs.
In preparation for establishing compensation for 2025, our Compensation and Human Capital Management Committee
reviewed the list of peer companies with FW Cook in summer 2024. No changes were made to the peer group in 2024. The
Compensation and Human Capital Management Committee intends to annually review the list of peer companies previously recommended by FW Cook to confirm that such list continues to reflect the peers used by financial analysts and governance advisors covering ESAB and to represent our growth trajectory, revenue, market capitalization and overall scope and nature of operations.

49
2025 Proxy Statement

Independence of Compensation Consultant
In March 2025, the Compensation and Human Capital Management Committee considered the independence of FW Cook in light of the SEC rules regarding conflicts of interest involving compensation consultants and NYSE listing standards regarding compensation consultant independence. The Compensation and Human Capital Management Committee
requested and received a letter from FW Cook addressing conflicts of interest and independence, including specific factors enumerated in both relevant SEC rules and NYSE listing standards. The Compensation and Human Capital Management
Committee discussed and considered these factors, and other factors it deemed relevant, and concluded that FW Cook is independent and that its work during 2024 did not raise any conflict of interest.
Compensation Program and Risk Management
As part of our continued appraisal of our compensation program, management, with oversight from the Compensation and
Human Capital Management Committee, annually reviews our compensation policies and practices and the design of our overall compensation program in relation to our risk management practices and any potential risk-taking incentives. This assessment includes a review of the primary elements of our compensation program in light of potential risks:
Compensation Program Risk Considerations

Pay Mix
■Compensation program includes an appropriate mix of short- and long-term incentives, which mitigate the risk of undue focus on short-term targets while rewarding performance in areas that are key to our long-term success.
■Base salaries are set at competitive levels to promote stability and provide a component of compensation that is not at risk.

Performance Metrics and Goals
■Distinct performance metrics are used in both our short-term (EIP) and long-term incentive plans.
■Our EIP is designed with a payout scale (including a maximum cap) that supports our pay-for-performance philosophy, as set forth on page 43.

Long-Term Incentives	■The equity grant portion of our compensation program, combined with our stock ownership guidelines, is designed to align the long-term interests of our executives with those of our stockholders.
We have controls and other policies in place that serve to limit excessive risk-taking behavior within our compensation program, including, but not limited to, the following:
Compensation Risk Mitigation Components

Compliance Risk Mitigation
■Oversight of our compensation processes and procedures by the Compensation and Human Capital
Management Committee, each member of which has been determined by the Board to be independent under applicable SEC rules and NYSE listing standards;
■Internal controls over our financial reporting, which are maintained by management and reviewed as a part of our internal audit process and further reviewed and tested by our external auditors, as overseen by the Audit
Committee; and
■Audit Committee oversight and review of financial results and non-GAAP metrics used in certain components of our EIP and long-term incentives.

Personnel Risk Mitigation	■Implementation of and training on Company-wide standards of conduct, as described on page 29 under “Standards of Conduct.”
Risk Mitigation Policies
■Provisions in the Company’s insider trading policy prohibiting short-term or speculative transactions in the
Company’s securities, including hedging transactions that would allow the holder to limit or eliminate the risk of a decrease in the value of the Company’s securities;
■A policy prohibiting pledging of Company shares after the Separation; and
■A clawback policy applicable to all executive officers.

50
2025 Proxy Statement

The Compensation and Human Capital Management Committee reviews with management the results of its assessment annually. Based on its most recent review, the Compensation and Human Capital Management Committee concluded that the risks arising from Company compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company.
Additionally, the Compensation and Human Capital Management Committee reviews the Company’s strategies and policies related to human capital management, including with respect to matters such as inclusion, competitive pay, corporate culture, talent development and retention.
Hedging Ban
Any director, officer or employee of the Company is prohibited from engaging in short-term or speculative transactions in the
Company’s securities, including short sales, hedging or monetization transactions and transactions in publicly-traded options on Company’s securities, such as puts, calls and other derivatives.
Pledging Policy
Our Board has adopted a policy that prohibits any director or executive officer from pledging as security under any obligation any shares of ESAB common stock that he or she directly or indirectly owns and controls (other than shares already pledged as of April 4, 2022). Any shares of ESAB common stock that were pledged on or prior to April 4, 2022 do not count toward meeting our stock ownership requirements.  None of our directors or executive officers currently pledge shares of our common stock.
Clawback Policy
The Board has adopted a clawback policy applicable to our executive officers in compliance with the NYSE’s listing standards implementing Exchange Act Rule 10-D-1. Under this policy, in the event the Company is required to restate its financial statements due to material non-compliance with any financial reporting requirement under U.S. federal securities laws, the Company will, subject to certain limited exceptions, recover any incentive-based compensation received by the
Company’s executive officers (including our NEOs) to the extent such compensation exceeds the amount that would have otherwise been received by the covered executive had it been determined based on the restated financial statements. The policy covers all compensation granted, earned or vested based in whole or in part on the Company’s attainment of a financial reporting measure during the three fiscal years immediately preceding the date of the accounting restatement.
The Company may pursue any recovery pursuant to the clawback policy by any means the Compensation and Human
Capital Management Committee determines to be appropriate, including by requiring payment of such amount(s) to the
Company, by set-off and by reducing future compensation.
Equity Grant Practice
The Compensation and Human Capital Management Committee has the authority to grant equity awards. The Company does not have a practice or policy of granting equity awards in anticipation of the release of material nonpublic information and, in any event, we do not time the release of material non-public information in coordination with grants of equity awards in a manner that intentionally benefits our NEOs or otherwise for the purpose of affecting the value of executive compensation. Grant dates are determined either as of the date of Compensation and Human Capital Management
Committee approval or on the date of a specific event, such as the date of hire or promotion, for certain executive officers.
The target grant value is translated into a number of shares underlying each grant using a valuation formula that, for PRSUs and RSUs, incorporates a 20-day trailing average closing price up to and including the grant date, to avoid the potential volatility impact of using a single-day closing price.
The Compensation and Human Capital Management Committee has delegated authority to our Chief Executive Officer and
Chief Human Resources Officer for non-annual grants of equity awards to associates who are non-executive officers. During
2024, the aggregate grant date value of such equity awards was capped at $3,500,000 during the fiscal year period. Such awards are subject to further restrictions on individual award size, and awards must be made pursuant to the terms of award agreement forms previously approved by the Board or the Compensation and Human Capital Management Committee. The
effective grant date of these awards is on the first trading day on or after the date of hire or promotion for newly hired

51
2025 Proxy Statement

employees following review and approval by the CEO or Chief Human Resources Officer, as applicable. The Compensation and Human Capital Management Committee receives a report of any grants made pursuant to this delegated authority at each regularly scheduled Committee meeting.
Tax and Accounting Considerations
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code generally imposes a $1 million cap on the federal income tax deduction for compensation paid to our “covered employees” (which includes our NEOs) during any fiscal year. While the Compensation and Human Capital Management Committee considers the deductibility of awards as one factor in determining executive compensation, the committee also considers other factors in making its decisions, and, in the exercise of its business judgment and in accordance with its compensation philosophy, the Compensation and Human Capital Management
Committee may award compensation even if it is not deductible by us for tax purposes.
Accounting for Stock-Based Compensation
The Compensation and Human Capital Management Committee takes accounting considerations into account in designing compensation plans and arrangements for our NEOs and other employees. We follow ASC Topic 718 for our stock-based compensation awards which requires us to measure the compensation expense for all share-based payment awards based on the grant date “fair value” of these awards.

52
2025 Proxy Statement

■COMPENSATION COMMITTEE REPORT
The Compensation and Human Capital Management Committee participated in the preparation of the Compensation
Discussion and Analysis, reviewing successive drafts and discussing the drafts with management. Based on its review and discussions with management, the Compensation and Human Capital Management Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2025 Proxy Statement and in the
Company’s Annual Report on Form 10-K for 2024 by reference to the Proxy Statement.

Compensation and Human Capital Management Committee of the Board of Directors

Rhonda L. Jordan, Chair Stephanie M. Phillipps Rajiv Vinnakota

53
2024 Proxy Statement

■EXECUTIVE COMPENSATION
The Summary Compensation Table and notes show all compensation paid to or earned by each of our NEOs for 2022 under
Enovis’s compensation programs and plans prior to the Separation and for 2023 and 2024 under our compensation programs and plans on and after the Separation.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)		Change in Pension Value and Nonqualified Deferred Compensation Earnings		All Other Compensation ($)(5)		Total ($)
Shyam P. Kambeyanda	2024	1,071,200	—	3,771,189	1,200,020	1,638,895		—		302,501		7,983,805
President and Chief Executive Officer	2023	1,030,000	—	3,379,345	1,087,510	2,129,588		—		279,892		7,906,336
	2022	925,000	—	5,728,133	999,998	1,581,825		—		273,842		9,508,798
Kevin J. Johnson	2024	668,800	—	1,430,140	375,006	642,985		—		99,002		3,215,933
Executive Vice President, Chief Financial Officer	2023	612,850	—	1,107,071	356,269	791,941		—		34,555		2,902,686
	2022	541,250	380,000	1,606,784	268,192	596,279		—		172,124		3,564,629
Olivier Biebuyck	2024	540,750	—	785,743	250,015	470,721		—		90,142		2,137,371
President, Fabrication Technology	2023	522,885	—	993,966	250,010	643,900		—		82,527		2,493,288
	2022	482,500	322,500	1,082,304	143,495	496,163		—		69,494		2,596,456
Curtis E. Jewell	2024	482,040	—	585,437	186,270	409,442		—		67,875		1,731,064
Senior Vice President, General Counsel	2023	463,500	—	524,470	168,761	512,432		—		59,511		1,728,674
	2022	422,475	281,250	827,792	117,767	408,524		—		46,191		2,103,999
Eleanor L. Lukens	2024	494,400	—	569,675	181,275	341,194		—		70,542		1,657,085
President, Americas	2023	452,308	—	1,266,226	181,266	493,269	493,269	—	—	219,334	219,334	2,612,403
(1)For Messrs. Johnson, Biebuyck and Jewell, the amounts for 2022 represent retention bonuses in connection with the successful
Separation of the Company from Enovis.
(2)Amounts represent the aggregate grant date fair value of grants of PRSUs and RSUs made to each NEO, as computed in accordance with FASB ASC Topic 718. See Note 18 to our consolidated financial statements for the year ended December 31, 2024, included in the 2024 Form 10-K. See “Long-Term Incentives” above on page 46. Assuming the maximum achievement of the performance goals applicable to the PRSUs granted to the NEOs in 2024, the grant date value of the 2024 PRSUs would have been $4,800,000,
$1,500,000, $1,000,000, $745,000 and $725,000 for Messrs. Kambeyanda, Johnson, Biebuyck and Jewell and Ms. Lukens,
respectively.

54
2025 Proxy Statement

(3)Amounts represent the aggregate grant date fair value of grants of stock options made to each NEO, as computed in accordance with
FASB ASC Topic 718. See Note 18 to our consolidated financial statements for the year ended December 31, 2024, included in the
2024 Form 10-K. For 2024 grants, options were valued by the Black Scholes-based option value based on the closing price of our common stock on the date of grant. The exercise price for stock option awards equals the closing price of our common stock on the date of grant. See “Long-Term Incentives” above on page 48.
(4)Amounts represent the payouts pursuant to our EIP with respect to the 2024 performance period. For a discussion of the performance metrics on which the 2024 EIP was based, including the weighting for each performance metric and the actual percentage achievement of the financial performance targets, see “Annual Incentive Plan” above on page 43.
(5)Amounts set forth in this column for 2024 consist of the following:

Name	Company 401(k)/Deferred Compensation Plan Match and Contribution ($)(a)	Financial Services ($)(b)	Aircraft Usage ($)(c)	Long-Term Disability Premiums ($)(d)	Group Term Life Insurance ($)(e)	Executive Physical ($)(f)	Total ($)
Mr. Kambeyanda	111,064	30,612	149,854	5,276	1,094	4,602	302,501
Mr. Johnson	87,645	4,000	—	6,454	903	—	99,002
Mr. Biebuyck	71,079	10,000	—	7,387	766	910	90,142
Mr. Jewell	59,668	1,545	—	5,329	682	650	67,875
Ms. Lukens	55,568	3,600	—	8,518	700	2,156	70,542
(a)Amounts represent the aggregate Company match and Company contribution made by ESAB during 2024 to such NEO’s 401(k) plan account and Non-Qualified Deferred Compensation Plan account. See the Nonqualified Deferred Compensation table and accompanying narrative for additional information on the Non-Qualified Deferred Compensation Plan.
(b)Amount represents amounts for financial planning services as reimbursed by the Company during 2024.
(c)Amount represents Company expenses incurred for private plane usage by Mr. Kambeyanda in 2024. The Company is billed directly for the charter flight services used for Mr. Kambeyanda’s personal travel. Under his employment contract, Mr. Kambeyanda is entitled to personal use of a private aircraft chartered by the Company in an aggregate amount not to exceed the lesser of (i) $80,000 in compensation income (i.e. imputed income under tax rules) when combined with the cost of any reimbursed personal financial planning services and (ii) $250,000 in actual cost to the Company for any calendar year. The imputed income to Mr. Kambeyanda for these flights as calculated under the tax rules was $22,270, based on the SIFL rates promulgated by the Internal Revenue Service.The
Company does not gross-up or make whole Mr. Kambeyanda for the income imputed to his personal use of chartered flights.
(d)Amount represents premiums for group long-term and executive supplemental long-term disability insurance and disability income protection.
(e)Amount represents the imputed income of a life insurance benefit equal to 1.5 times salary, capped at $1,125,000 for each NEO.
(f)Amount represents the value of an annual executive physical examination.

55
2025 Proxy Statement

Grants of Plan-Based Awards for 2024
The following table sets forth certain information regarding grants of plan-based awards to our NEOs in 2024 under our compensation programs and plans.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of shares of stock or units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Shyam P. Kambeyanda	ESAB Incentive Plan	—	676,000	1,352,000	3,380,000	—	—	—	—	—	—	—
	PRSUs	2/22/2024	—	—	—	13,399	26,797	53,594	—	—	—	2,514,095
	RSUs	2/22/2024	—	—	—	—	—	—	13,399	—	—	1,257,094
	Stock Options	2/22/2024	—	—	—	—	—	—	—	36,992	93.82	1,200,020
Kevin J. Johnson	ESAB Incentive Plan	—	267,520	535,040	1,337,600	—	—	—	—	—	—	—
	PRSUs	2/22/2024	—	—	—	4,187	8,374	16,748	—	—	—	785,649
	RSUs	1/2/2024	—	—	—	—	—	—	2,958	—	—	251,667
	RSUs	2/22/2024	—	—	—	—	—	—	4,187	—	—	392,824
	Stock Options	2/22/2024	—	—	—	—	—	—	—	11,560	93.82	375,006
Olivier Biebuyck	ESAB Incentive Plan	—	204,750	409,500	1,023,750	—	—	—	—	—	—	—
	PRSUs	2/22/2024	—	—	—	2,792	5,583	11,166	—	—	—	523,797
	RSUs	2/22/2024	—	—	—	—	—	—	2,792	—	—	261,945
	Stock Options	2/22/2024	—	—	—	—	—	—	—	7,707	93.82	250,015
Curtis E. Jewell	ESAB Incentive Plan	—	170,352	340,704	851,760	—	—	—	—	—	—	—
	PRSUs	2/22/2024	—	—	—	2,080	4,160	8,320	—	—	—	390,291
	RSUs	2/22/2024	—	—	—	—	—	—	2,080	—	—	195,146
	Stock Options	2/22/2024	—	—	—	—	—	—	—	5,742	93.82	186,270
Eleanor L. Lukens	ESAB Incentive Plan	—	174,720	349,440	873,600	—	—	—	—	—	—	—
	PRSUs	2/22/2024	—	—	—	2,024	4,048	8,096	—	—	—	379,783
	RSUs	2/22/2024	—	—	—	—	—	—	2,024	—	—	189,892
	Stock Options	2/22/2024	—	—	—	—	—	—	—	5,588	93.82	181,275
(1)Amounts represent the range of potential cash payouts for the 2024 performance period under the EIP. For a discussion of the performance metrics and actual results and payouts under the EIP for fiscal 2024, see the Compensation Discussion and Analysis and
the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above, respectively.
(2)Amounts represent the range of potential shares issuable under PRSU awards. The PRSUs cliff-vest at the end of a three-year performance period upon certification by the Compensation and Human Capital Management Committee based on the performance level that has been met.
(3)Amounts represent annual awards and, for Mr. Johnson, recognition awards of RSUs. The RSUs vest in three equal annual installments beginning on the first anniversary of the grant date. Mr. Johnson received an award of RSUs on January 2, 2024 in conjunction with the expansion of his role to include oversight of ESAB's global information technology function.
(4)Amounts represent stock option awards that vest ratably over three years, beginning on the first anniversary of the grant date, based on continued service.
(5)The amounts shown in this column represent the full grant date fair value of grants made to each NEO, as computed in accordance with FASB ASC Topic 718. For the PRSU and RSU awards granted on February 22, 2024, the grant date fair value is calculated using

56
2025 Proxy Statement

a fair market value of $93.82. For stock options granted on February 22, 2024, the Black-Scholes value of $32.44 was used to calculate the grant date fair value. The PRSUs granted to all NEOs on February 22, 2024 are valued based upon the probable outcome of the performance conditions associated with these awards as of the grant date and such calculation is consistent with the estimate of aggregate compensation cost recognized over the service period determined as of the grant date under FASB ASC Topic
718, excluding the effect of estimated forfeitures.

57
2025 Proxy Statement

Outstanding Equity Awards at 2024 Fiscal Year-End
The following table shows, as of December 31, 2024, the number of outstanding stock options, PRSU awards and RSU awards held by our NEOs.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Shyam P. Kambeyanda	—	36,992	93.82	2/21/2031	—		—		—		—
	16,552	33,106	61.32	3/7/2030	—		—		—		—
	24,713	12,357	47.34	5/11/2029	—		—		—		—
	12,768	6,385	51.96	2/16/2029	—		—		—		—
	18,539	—	55.96	2/21/2028	—		—		—		—
	24,888	—	46.94	2/23/2027	—	0	—	0	—	0	—
	59,404	—	33.49	2/24/2026	—		—		—		—
	—	—	—	—	72,257		8,666,505		—		—
	—	—	—	—	—		—		103,315		12,391,601
Kevin J. Johnson	—	11,560	93.82	2/21/2031	—		—		—		—
	5,422	10,846	61.32	3/7/2030	—		—		—		—
	10,604	5,303	47.34	5/11/2029	—		—		—		—
	6,575	—	55.96	2/21/2028	—		—		—		—
	7,300	—	46.94	2/23/2027	—		—		—		—
	9,139	—	33.49	2/24/2026	—		—	0	—	0	—
	—	—	—	—	25,519		3,060,749		—	0	—
	—	—	—	—	—		—		31,268		3,750,284
Olivier Biebuyck	—	7,707	93.82	2/21/2031	—		—		—		—
	3,805	7,611	61.32	3/7/2030	—		—		—		—
	5,674	2,837	47.34	5/11/2029	—		—		—		—
	7,440	—	55.96	2/21/2028	—		—		—		—
	8,826	—	46.94	2/23/2027	—		—		—		—
	—	—	—	—	18,062		2,166,356		—		—
	—	—	—	—	—		—		19,839		2,379,490
Curtis E. Jewell	—	5,742	93.82	2/21/2031	—		—		—		—
	2,568	5,138	61.32	3/7/2030	—		—		—		—
	4,656	2,329	47.34	5/11/2029	—		—		—		—
	4,894	—	55.96	2/21/2028	—		—		—		—
	6,570	—	46.94	2/23/2027	—		—		—		—
	3,960	—	33.49	2/24/2026	—		—		—		—
	5,044	—	41.63	3/7/2025	—		—		—		—
	—	—	—	—	11,555		1,385,907		—		—
	—	—	—	—	—		—		14,630	1 7 5 4 7 2 2	1,754,722
Eleanor L. Lukens	—	5,588	93.82	2/21/2031	—		—		—		—
	2,759	5,518	61.32	3/7/2030	—		—		—		—
	—	—	—	—	12,544		1,504,527		—		—
	—	—	—	—	—		—		10,172		1,220,030
(1)The vesting date of unvested stock option awards is set forth beside each option expiration date in the following chart.  Note that the vesting date provided reflects when the options fully vest.  Stock option awards vest ratably over three years beginning on the first

58
2025 Proxy Statement

anniversary of the grant date. Stock option awards with an April 5, 2022 grant date were Enovis stock options granted to our NEOs prior to the Separation that were converted into ESAB stock options of comparable value upon the Separation.

Option Grant Date	Option Expiration Date	Option Full Vesting Date (options vest over three year period except as noted above)
2/22/2024	2/21/2031	2/22/2027
3/8/2023	3/7/2030	3/8/2026
5/12/2022	5/11/2029	5/12/2025
4/5/2022	2/16/2029	2/17/2025
4/5/2022	2/21/2028	2/22/2024
4/5/2022	2/23/2027	2/24/2023
4/5/2022	2/24/2026	4/5/2022
4/5/2022	3/7/2025	4/5/2022
(2)For Mr. Kambeyanda, the amounts represent (i) 2,413 RSUs that were granted to Mr. Kambeyanda on February 17, 2022 that vest ratably over three years, beginning on February 17, 2023, (ii) 11, 809 RSUs that vest ratably over three years, beginning on May 12,
2023, (iii) 32,389 RSUs that vest ratably over three years, beginning on May 12, 2025, (iv)12,247 RSUs that vest ratably over three years, beginning on March 8, 2024, and (v) 13,399 RSUs granted to Mr. Kambeyanda on February 22, 2024 that vest ratably over three years, beginning on February 22, 2025.  For Mr. Johnson, the amounts represent (i) 1,712 RSUs that vest ratably over three years, beginning on February 17, 2023, (ii) 1,810 RSUs that vest ratably over three years, beginning on May  12, 2023, (iii) 10,840
RSUs that vest ratably over three years, beginning on May 12, 2025, (iv) 4,012 RSUs that vest ratably over three years, beginning on
March 8, 2024, (v) 2,958 RSUs that vest ratably over three years, beginning on January 2, 2025, and (vi) 4,187 RSUs that vest ratably over three years, beginning on February 22, 2025.  For Mr. Biebuyck, the amounts represent (i) 1,936 RSUs that vest ratably over three years, beginning on February 17, 2023, (ii) 969 RSUs that vest ratably over three years, beginning on May 12, 2023, (iii) 7,085
RSUs that vest ratably over three years, beginning on May 12, 2025, (iv) 2,464 RSUs that vest ratably over three years, beginning on
February 1, 2024, (v) 2,816 RSUs that vest ratably over three years, beginning on March 8, 2024, and (vi) 2,792 RSUs that vest ratably over three years, beginning on February 22, 2025.  For Mr. Jewell, the amounts represent (i) 1,313 RSUs that vest ratably over three years, beginning on February 17, 2023, (ii) 795 RSUs that vest ratably over three years, beginning on May 12, 2023, (iii) 5,466 RSUs that vest ratably over three years, beginning on May 12, 2025, (iv) 1,901 RSUs that vest ratably over three years, beginning on March
8, 2024, and (v) 2,080 RSUs that vest ratably over three years, beginning on February 22, 2025.  For Ms. Lukens, the amounts represent (i) 8,478 RSUs that vest ratably over three years, beginning on January 23, 2024, (ii) 2,042 RSUs that vest ratably over three years, beginning on March 8, 2024, and (iii) 2,024 RSUs that vest ratably over three years, beginning on February 22, 2025.
(3)The amounts shown in this column represent the market value of the unvested restricted stock units based on the closing price of
ESAB’s common stock on December 31, 2024, which was $119.94 per share, multiplied by the number of units, respectively, for each unvested award.
(4)The amounts shown in this column reflect unearned PRSUs as of December 31, 2024.  If earned, these PRSUs are then subject to an additional service-based vesting period.  The amounts shown in this column reflect awards made in 2024 and show the target amount of PRSUs that may be earned at the end of the performance period upon certification by the ESAB Compensation and Human Capital
Management Committee. The amounts would cliff vest at the end of the three-year performance period, if earned. The PRSUs granted in 2024 are reported at target performance.  These amounts are reflected in the “Grants of Plan-Based Awards for 2024” table above under the column “Estimated Future Payouts Under Equity Incentive Plan Awards”.
(5)The amounts shown in this column represent the market value of the unearned PRSUs based on the closing price of ESAB’s common stock on December 31, 2024, which was $119.94 per share, multiplied by the threshold number of units, respectively, for each unvested and unearned performance stock award.

59
2025 Proxy Statement

Option Exercises and Stock Vested
The following table provides information regarding the vesting of RSUs and option exercises during 2024. The number of shares acquired upon exercise or vesting and the value realized before payment of any taxes and broker commissions is reflected below. Value realized represents the product of the number of shares received upon exercise or vesting, as applicable, and the closing market price of our common stock on the exercise or vesting date, less the exercise price for options. No PRSUs vested in 2024.
Option Exercises and Stock Vested During Fiscal 2024

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Shyam P. Kambeyanda	46,562	3,787,092	42,573	4,253,011
Kevin J. Johnson	5,044	420,518	6,416	644,623
Olivier Biebuyck	—	—	6,550	631,170
Curtis E. Jewell	4,224	156,035	3,718	367,804
Eleanor L. Lukens	—	—	5,258	473,564

Nonqualified Deferred Compensation
Effective January 1, 2022, ESAB established The ESAB Group, Inc. Nonqualified Deferred Compensation Plan (the “ESAB
NQDC Plan”) to provide certain select members of management and other highly compensated employees with an opportunity to defer a stated percentage of their base compensation or their bonus compensation without regard to the compensation limits imposed by the Internal Revenue Code for ESAB’s 401(k) plan.
The ESAB NQDC Plan allows participants to defer up to 50% of their base salaries and up to 75% of their bonus compensation.  In addition, ESAB may match all excess deferrals by participants and/or provide a company contribution.
These company contributions vest as determined by ESAB.  Deferrals under the ESAB NQDC Plan are notionally invested among a number of different mutual funds, insurance company separate accounts, indexed rates or other measurement funds, which are selected periodically by the plan administrator.  Each participant can allocate his or her deferrals among these notional fund investment options and may change elections by making a change of election with the plan administrator.
Simultaneously with the participant’s election to defer amounts under the ESAB NQDC Plan, the participant must elect the time and form of payment for the deferred amounts, which may generally be either a lump sum distribution or in quarterly installments payable over a period of two to ten years following a specified date (that must be at least one year following the end of the year to which the participant’s deferral election relates) or at least six months following the participant’s separation from service. Limited changes to deferral elections are permitted in accordance with the terms of the ESAB NQDC Plan.

60
2025 Proxy Statement

Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Shyam P. Kambeyanda	33,248	90,364	99,124	—	784,576
Kevin J. Johnson	60,176	66,945	301,023	—	1,798,288
Olivier Biebuyck	74,445	50,379	89,381	—	807,368
Curtis E. Jewell	35,459	38,968	46,736	—	322,413
Eleanor L. Lukens	35,076	38,560	5,525	—	92,291
(1)With respect to each applicable NEO, amounts represent deferred salary and deferred bonus amounts that are reported in the
Summary Compensation Table above under the applicable column.
(2)All amounts reported in this column for each applicable NEO are reported in the “All Other Compensation” column of the Summary
Compensation Table above.
(3)No amounts reported in this column for each applicable NEO are reported in the Summary Compensation Table above.

Potential Payments Upon Termination or Change in Control
The information below describes relevant letter agreements, change in control agreements, severance plan and equity plan provisions for payments upon termination or a change in control and sets forth the amount of compensation that could have been received by each of the NEOs in the event such executive’s employment had terminated as of December 31, 2024 under the various applicable triggering events described below.  The benefits discussed below are in addition to those generally available to all salaried employees, such as distributions under our 401(k) plan, health care benefits and disability benefits or vested amounts payable under the ESAB NQDC Plan described above.  In addition, these benefits do not take into account any arrangements that we may provide in connection with an actual separation from service or a change in control.  Due to the number of different factors that affect the nature and amount of any benefits provided in connection with these events, actual amounts payable to any of the NEOs should a separation from service or change-in-control occur during the year will likely differ, perhaps significantly, from the amounts reported below. Factors that could affect such amounts include the timing during the year of the triggering event, ESAB’s stock price and the target amounts payable under annual and long-term incentive arrangements that are in place at the time of the event.
Mr. Kambeyanda’s Employment Agreement
Pursuant to the terms of his employment agreement with the Company, Mr. Kambeyanda is entitled to the following severance payments or benefits in the event his employment is terminated by us without “cause” or he resigns for “good reason:”
■continued payment of his base salary then in effect for 24 months following termination;
■an amount equal to 200% of his target annual incentive bonus for the year of termination paid in equal installments over the 24 months following termination;
■pro rata portion of his annual bonus that would have been earned based on actual performance for the year of termination; and
■COBRA coverage for 24 months or until he becomes eligible for coverage by another company or is no longer eligible for COBRA.
Mr. Kambeyanda’s right to these severance payments and benefits is conditioned on his execution and non-revocation of a waiver and release agreement in favor of the Company. In addition, the employment agreement contains standard confidentiality covenants, non-disparagement covenants, non-competition covenants and non-solicitation covenants.

61
2025 Proxy Statement

In the event that all or any portion of any payment or benefit to Mr. Kambeyanda pursuant to his employment agreement or otherwise constitutes excess parachute payments under Section 280G of the Internal Revenue Code such that such payment or benefit would trigger the excise tax provisions of the Internal Revenue Code, such amounts are to be reduced so that the excise tax provisions are not triggered, but only upon determination that the after-tax value of the termination benefits calculated with the restriction described above exceed the value of those calculated without such restriction.
Mr. Kambeyanda’s agreement further provides that ESAB is entitled to recover any compensation paid to Mr. Kambeyanda which is subject to recovery under applicable law or regulation or under the Company’s clawback policy.
For purposes of Mr. Kambeyanda’s employment agreement, the below terms generally have the following meanings:
■“cause” means:
–an intentional act of fraud, embezzlement or theft in connection with his employment by the Company or any subsidiary;
–intentional wrongful damage to property of the Company or its subsidiaries;
–intentional wrongful disclosure of secret processes or confidential information of the Company or its subsidiaries;
–conviction of a criminal offense;
–intentional wrongful engagement in any competitive activity which would constitute a material breach of the duty of loyalty;
–any such act is materially harmful to the Company and its subsidiaries taken as a whole; or
–substantial and repeated failure to perform his material duties after demand from the Company.
■“good reason” means:
–a material diminution in Mr. Kambeyanda’s title, reporting relationships, duties, status, role, authority or responsibilities;
–removal of Mr. Kambeyanda from the position of Chief Executive Officer of the Company;
–the relocation of Mr. Kambeyanda’s principal office by more than 50 miles from its current location in North
Bethesda, Maryland;
–failure of the Company to assign or for any successor to assume the obligations of the Company under the employment agreement; or
–a breach of a material provision of the employment agreement by the Company, in each case, provided that the Company fails to cure the act constituting “good reason” upon notice.
Change in Control Agreements
The Company is party to a change in control agreement with each of its executive officers (the “Change in Control
Agreements”). The Change in Control Agreements supersede and replace any prior agreement between ESAB and each executive officer with respect to a change in control (as such term is defined in the Change in Control Agreement) of ESAB, except to the extent such executive officer has an offer letter or other employment agreement with ESAB, in which case the agreement with terms more favorable to the executive officer will control.
Pursuant to the terms of the Change in Control Agreements with each of Messrs. Kambeyanda, Johnson, Biebuyck and
Jewell and Ms. Lukens, in the event of a change in control, the executive will continue to be paid an annual base salary at a rate not less than such executive’s current fixed or base compensation and will be given a bona fide opportunity to earn his or her annual cash bonus opportunity for the year. In the event the executive’s employment is terminated by us without
“cause” or he or she resigns for “good reason” (each as described below) during the two year period following, or the three month period preceding, a change in control, such executive is entitled to a lump sum payment equal to the sum of: (i) two times the executive’s base salary, plus (ii) two times his or her target annual cash bonus opportunity for the year.  Any outstanding long-term equity incentive awards held by the executive officer will continue to be treated in accordance with the terms and conditions of the award agreements and plans pursuant to which such awards were granted.

62
2025 Proxy Statement

Each executive’s right to the severance payments is conditioned upon the executive’s execution and non-revocation of a general release of claims in favor of ESAB. In addition, each Change in Control Agreement contains standard confidentiality covenants, non-disparagement covenants, non-competition covenants and non-solicitation covenants.
In the event that any payment or benefit under the Change in Control Agreements would constitute a “parachute payment”
within the meaning of Section 280G of the Internal Revenue Code and would have the effect of decreasing the after-tax amounts received by the executive, the executive has the right to reduce or eliminate any such payment or benefit to avoid having the payment or benefit being deemed a parachute payment.
For purposes of the Change in Control Agreements, the following terms have the following meanings:
■“cause” means that, prior to any termination, the executive committed:
–an intentional act of fraud, embezzlement or theft in connection with his or her employment by the
Company or any subsidiary;
–intentional wrongful damage to property of the Company or its subsidiaries;
–intentional wrongful disclosure of secret processes or confidential information of the Company or its subsidiaries;
–conviction of a criminal offense; or
–intentional wrongful engagement in any competitive activity which would constitute a material breach of the duty of loyalty
and any such act is materially harmful to the Company and its subsidiaries taken as a whole.
■“change in control” means any of the following:
–the acquisition by any person of beneficial ownership of more than 50% of the then-outstanding common stock of the Company or the combined voting power of the then-outstanding voting securities of the
Company, subject to certain exceptions;
–individuals who constitute the Board as of the date of the change in control agreement (together with any new directors approved by the vote of at least a majority of the directors comprising the Board as of the date of the change in control agreement or subsequently approved) cease for any reason (other than death or disability) to constitute at least a majority of the Board;
–the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company, subject to certain exceptions; or
–approval by the Company’s stockholders of a complete liquidation or dissolution of the Company.
■“good reason” means:
–failure to maintain the executive in the positions with the Company or its subsidiaries which the executive held immediately prior to the change in control or the removal of the executive as a director of the
Company, if applicable;
–a material reduction in the nature or scope of responsibilities or duties attached to the positions the executive held with ESAB and its subsidiaries immediately prior to the change in control, a material reduction in the executive’s base salary and annual cash bonus opportunity or the termination or material modification of the material employee benefits available to the executive immediately prior to the change in control;
–the liquidation, dissolution, merger, consolidation or reorganization of the Company or a transfer or all or a significant portion of its business and/or assets, unless the successor has assumed all of the Company’s duties and obligations under the Change in Control Agreement;
–the Company relocates its principal executive offices, or the Company or any subsidiary requires the executive to have his or her principal location of work changed, to any location more than 50 miles from the location immediately prior to the change in control or the Company or its subsidiaries require the executive to travel significantly more than was required prior to the change in control; or
–any material breach of the Change in Control Agreement by the Company or any successor.

63
2025 Proxy Statement

Executive Officer Severance Plan
Following the Separation, ESAB adopted the ESAB Corporation Executive Officer Severance Plan, which provides severance benefits upon termination without cause or for good reason for ESAB executive officers who are not otherwise contractually entitled to severance payments or benefits pursuant to a separate agreement with ESAB.  Messrs. Johnson,
Biebuyck and Jewell and Ms. Lukens are participants in ESAB’s Executive Officer Severance Plan.  The Executive Officer
Severance Plan does not provide for enhanced severance in connection with a change in control. Severance provided in the event of termination without “cause” or for “good reason” (as each such term is defined in the plan) is in the form of a lump sum payment equal to one times the executive’s base salary in effect and a pro rata payment of his or her target annual incentive compensation for the year of termination.  The Executive Officer Severance Plan does not provide for any additional change in control benefits beyond those set forth in the Change in Control Agreements described above.
Equity Awards
For awards granted under the ESAB Corporation 2022 Omnibus Incentive Plan, the vesting of outstanding equity awards, other than performance-based awards, accelerates in full upon the death or total and permanent disability of the grantee or, unless assumed or substituted by the entity resulting from a business combination, upon a “change in control” (as defined below).  The vesting of the outstanding PRSUs accelerates in full upon the death or total and permanent disability of the grantee only if and when the performance criteria for such award are achieved as of the end of the performance period upon certification of the same by ESAB’s Compensation and Human Capital Management Committee, or immediately if the performance period has already ended and ESAB’s Compensation and Human Capital Management Committee has
certified that the performance criteria have been achieved.  The outstanding PRSUs will be deemed to have been earned at the greater of target level and the actual level of performance as of the date immediately prior to the “change in control,” and shares of stock subject to the PRSUs will be delivered immediately prior to the change in control, unless assumed or substituted by the entity resulting from a business combination. While these benefits are available to all of our equity plan participants equally, pursuant to SEC requirements, we have included these acceleration benefits in the table below.  In addition, in the event of termination of service other than for death, disability or cause, any stock option awards will remain exercisable to the extent vested for 90 days after termination of service.
A “change in control” under the 2022 Omnibus Incentive Plan for equity awards is generally defined as the occurrence of any of the following:
■the acquisition by any person of beneficial ownership of more than fifty percent (50%) of either the then-
outstanding shares of ESAB common stock or the combined voting power of the then-outstanding voting securities of ESAB, subject to certain exceptions;
■incumbent directors no longer constituting a majority of the board of directors of ESAB;
■consummation of a reorganization, merger, consolidation or sale of ESAB or other disposition of all or substantially all of ESAB’s assets (unless, following such business combination, certain thresholds regarding stock ownership and board composition are met); or
■approval of a complete liquidation or dissolution of ESAB by its stockholders.
Estimate of Payments
The following table provides information related to compensation payable to each NEO assuming termination of such executive’s employment on December 31, 2024, or assuming a change of control or corporate transaction with corresponding qualifying termination occurred on December 31, 2024.  Amounts also assume the price of ESAB’s common stock was $119.94, the closing price on December 31, 2024, the last trading day of the 2024 fiscal year.

64
2025 Proxy Statement

Potential Payments Upon Termination or Change of
Control

Executive	Shyam P. Kambeyanda	Kevin J. Johnson	Olivier Biebuyck	Curtis E. Jewell	Eleanor L. Lukens
Employment Agreement/Severance Plan Benefits:
Termination without “cause” or “good reason”
Payment Over 24 Months/Lump Sum Payment(1)	4,867,200	668,800	546,000	486,720	499,200
Pro Rata Incentive Compensation(2)	1,352,000	535,040	409,500	340,704	349,440
Termination in connection with a “change of control”
Lump Sum Payment	4,867,200	2,407,680	1,911,000	1,654,848	1,697,280
Accelerated Stock Options(3)	4,238,075	1,322,738	853,430	620,256	469,424
Accelerated PRSUs(2)(4)	12,391,601	3,750,284	2,379,490	1,754,722	1,220,030
Accelerated RSUs(5)	8,666,505	3,060,749	2,166,356	1,385,907	1,504,527
ESAB NQDC Plan(6)	784,576	1,798,288	807,368	322,413	92,291
(1)For Mr. Kambeyanda, the amount is paid over 24 months following termination. For the other NEOs, the amount is paid as a lump sum.
(2)Assumes achievement at target.
(3)Stock options accelerate upon death, disability and a change of control of ESAB pursuant to the terms of the awards, as further described above under “Potential Payments Upon Termination or Change in Control of ESAB—Equity Awards.”  The amounts in the table assume full vesting.
(4)Pursuant to the terms of the PRSU awards, outstanding PRSUs will be deemed to have been earned at the greater of target level and the actual level of performance as of the date immediately prior to the “change in control,” and shares of stock subject to the
PRSUs will be delivered immediately prior to the change in control, unless assumed or substituted by the entity resulting from a business combination.  See “Potential Payments Upon Termination or Change in Control of ESAB—Equity Awards.”
(5)RSUs accelerate upon death, disability and a change of control of ESAB pursuant to the terms of the awards, as further described above under “Potential Payments Upon Termination or Change in Control of ESAB—Equity Awards.”  The amounts in the table assume full vesting.
(6)Amounts represent the aggregate balance of the NEO’s ESAB NQDC Plan account as of December 31, 2024.  Amounts disclosed under “Termination in connection with a ‘change of control’” assume that the aggregate balance of each NEO’s ESAB NQDC Plan account was paid out in connection with a change in control of ESAB.  For more details on this plan, see “Nonqualified Deferred
Compensation” above.

65
2025 Proxy Statement

■CEO PAY RATIO DISCLOSURE
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of
Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median compensated associate and the annual total compensation of Mr. Kambeyanda, our President and Chief Executive
Officer. The pay ratio included in this section is a reasonable estimate calculated in a matter consistent with Item 402(u) of
Regulation S-K.
For 2024:
■the annual total compensation of the median compensated employee of all of our employees (other than our
CEO) was $37,414; and
■the annual total compensation of Mr. Kambeyanda, as presented in the Summary Compensation Table, was
$7,983,805.

Based on this information, for 2024 the ratio of the annual total compensation of Mr. Kambeyanda, our Chief
Executive Officer, to the annual total compensation of our median compensated employee was 213.4 to one.

The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
To identify our median compensated employee, as well as to determine the annual total compensation of this “median employee”:
■We determined that, as of December 31, 2024, our employee population consisted of approximately 8,282 persons, of whom approximately 1,253 were employed in the United States and approximately 7,029 were employed outside the United States, based on our payroll records;
■We selected December 31, 2024 as the date upon which we would identify the “median employee”;
■We annualized the compensation of associates employed by us for less than a full fiscal year;
■Based on payroll data for all employees aside from those noted as excluded above, we used annualized base salary or base pay rate to identify our median employee, who was a full-time, hourly associate in Brazil; and
■Once the median employee was identified, we calculated the elements of this employee’s compensation for 2024 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-X, resulting in annual total compensation of $37,414 based on the exchange rate in effect as of December 31, 2024.

66
2025 Proxy Statement

■PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of
Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance of the Company. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to
“Compensation Discussion and Analysis – Our Executive Compensation Program.”

Year (a)	Summary Compensation Table Total for PEO ($)(1) (b)	Compensation Actually Paid to PEO ($)(2) (c)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3) (d)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4) (e)	Value of Initial Fixed $100 Investment Based On:		Net Income ($)(7) (h)	Adjusted EBITDA Percentage (8) (i)
					Total Shareholder Return ($)(5) (f)	Peer Group Total Shareholder Return ($)(6) (g)
2024	7,983,805	19,523,449	2,185,363	4,482,512	269.89	146.72	264,842,000	19.7%
2023	7,906,336	17,989,528	2,434,263	4,211,247	194.36	129.29	205,285,000	18.4%
2022	9,508,798	9,392,125	2,586,988	2,559,862	104.93	98.37	223,747,000	16.8%
(1)The dollar amount reported in column (b) is the amount reported for Shyam P. Kambeyanda (the Company’s Chief Executive
Officer) for 2024, 2023 and 2022 in the “Total” column in our Summary Compensation Table. Refer to the Summary
Compensation Table.
(2)The dollar amount reported in column (c) represents the amount of “compensation actually paid” to Mr. Kambeyanda, as computed in accordance with Item 402(v) of Regulation S-K and does not reflect the total compensation actually realized or received by Mr. Kambeyanda.  In accordance with Item 402(v), these amounts reflect “Total Compensation” as set forth in the
Summary Compensation Table for 2024, 2023 and 2022, adjusted as shown below.  Equity values are calculated in accordance with FASB ASC Topic 718, using valuation assumptions and methodologies consistent with those used for grant-date values.

Compensation Actually Paid to PEO	2024	2023	2022
Summary Compensation Table Total	$7,983,805	$7,906,336	$9,508,798
Less, value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	4,971,209	4,466,855	6,728,131
Less, Change in Pension Value reported in Summary Compensation Table	—	—	—
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	7,357,733	6,974,819	6,472,566
Plus, fair value as of vesting date of equity awards granted and vested in the year	—	—	—
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	8,070,108	6,893,881	113,246
Plus (less), year over year change in fair value of equity awards granted in prior years that vested in the year	1,061,225	661,468	11,436
Plus, value of dividends or other earnings paid on stock awards not otherwise reflected in fair value or total compensation	21,787	19,879	14,210
Less, prior year-end fair value for any equity awards forfeited in the year	—	—	—
Plus, pension service cost for services rendered during the year	—	—	—
Compensation Actually Paid to Shyam P. Kambeyanda	$19,523,449	$17,989,528	$9,392,125
(3)The dollar amount reported in column (d) represents the average of the amounts reported for the Company’s NEOs as a group
(excluding Mr. Kambeyanda) in the “Total” column of the Summary Compensation Table for 2024, 2023 and 2022. The names of each of the NEOs included for these purposes are Kevin J. Johnson, Olivier Biebuyck, Curtis E. Jewell and Eleanor Lukens.
(4)The dollar amount reported in column (e) represents the average amount of “compensation actually paid” to the NEOs as a group
(excluding Mr. Kambeyanda), as computed in accordance with Item 402(v) of Regulation S-K. In accordance with these rules, this

67
2025 Proxy Statement

amount reflects “Total Compensation” as set forth in the Summary Compensation Table for 2024, 2023 and 2022, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, using valuation assumptions and methodologies consistent with those used for grant-date values.

Average Compensation Actually Paid to Non-PEO NEOs	2024	2023	2022
Average Summary Compensation Table Total	$2,185,363	$2,434,263	$2,586,988
Less, average value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	1,090,890	1,212,010	1,249,699
Less, average Change in Pension Value reported in Summary Compensation Table	—	—	—
Plus, average year-end fair value of outstanding and unvested equity awards granted in the year	1,610,165	1,887,523	1,212,260
Plus, average fair value as of vesting date of equity awards granted and vested in the year	—	—	—
Plus (less), average year over year change in fair value of outstanding and unvested equity awards granted in prior years	1,621,052	1,001,067	14,352
Plus (less), average year over year change in fair value of equity awards granted in prior years that vested in the year	151,912	96,340	(6,876)
Plus, value of dividends or other earnings paid on stock awards not otherwise reflected in fair value or total compensation	4,910	4,064	2,836
Less, prior year-end fair value for any equity awards forfeited in the year	—	—	—
Plus, average pension service cost for services rendered during the year	—	—	—
Average Compensation Actually Paid to Non-PEO NEOs	$4,482,512	$4,211,247	$2,559,862
(5)Total Shareholder Return (“TSR”) is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period,  by (b) the Company’s share price at the beginning of the measurement period.  The beginning of the 2022 measurement period for the table is April 5, 2022, the date our common stock commenced regular-way trading on the New York Stock Exchange.
(6)The peer group used for this purpose is the S&P 400 Industrials Index consistent with that presented in our Annual Report on
Form 10-K under Item 201(e) of Regulation S-K.
(7)The dollar amount reported represents the amount of net income attributable to ESAB Corporation reflected in the Company’s audited financial statements for the applicable year.
(8)Adjusted EBITDA percentage, the Company-Selected Measure, represents the most important financial measure used to link performance to pay in 2024, 2023 and 2022.  Adjusted EBITDA percentage is a non-GAAP performance measure and is the ratio between Adjusted EBITDA and net sales. Adjusted EBITDA is measured by comparing Adjusted EBITDA excluding any unbudgeted 2024, 2023 and 2022 acquisitions to the 2024, 2023 and 2022 Adjusted EBITDA targets at actual foreign exchange rates and is defined as U.S. GAAP net income from continuing operations plus net interest expense, income taxes and acquisition-amortization and other related charges, separation costs, restructuring costs per company policy, non-cash asset impairments including goodwill and intangibles, unbudgeted acquisition and divestiture costs, foreign currency exchange gains or losses arising from initial recognition of a highly inflationary currency, pension curtailment costs, effects from changes in U.S.
GAAP or other unplanned or nonrecurring items that the Compensation and Human Capital Management Committee considers unusual and not representative of the underlying economic performance of the Company, with budgeted results for any divested/
discontinued entities added to actual results in determining 2024, 2023 and 2022 performance. 2024, 2023 and 2022 Adjusted
EBITDA also excludes Russia for Fiscal Year 2024 and 2023 and from April 2, 2022 to December 31, 2022 for Fiscal Year 2022.
Description of Certain Relationships between Information Presented in the Pay versus
Performance Table
As described in more detail in “Compensation Discussion & Analysis – Our Executive Compensation Program,” the
Company’s executive compensation program reflects a variable, pay-for-performance philosophy.  While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company

68
2025 Proxy Statement

measures are not presented in the Pay versus Performance table.  Moreover, the Company seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year.  In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid (“CAP”), Cumulative TSR and Peer Group TSR

Compensation Actually Paid vs. TSR*
Total Shareholder Return (Growth of $100 Invested)
Compensation Actually Paid ($ millions)
300
200
100
0
30
20
10
0
$105
$98
$9.4
$2.6
$194
$129
$18.0
$4.2
$270
$147
$19.5
$4.5
Apr 5 2022
Dec 31 2022
Dec 31 2023
Dec 31 2024
PEO CAP
Non-PEO Average CAP
ESAB TSR
Peer Group TSR

*The graph tracks the performance of a $100 investment, assuming reinvestment of dividends, in our common stock and in each index from April 5, 2022, the date our common stock commenced regular-
way trading on the New York Stock Exchange, to December 31, 2024.

69
2025 Proxy Statement

Compensation Actually Paid and Net Income

Compensation Actually Paid vs. Net Income
Net Income ($ millions)
Compensation Actually Paid ($ millions)
300.0
200.0
100.0
0.0
30.0
20.0
10.0
0.0
$223.7
$205.3
$265.0
$9.4
$2.6
$18.0
$4.2
$19.5
$4.5
Apr 5 2022
Dec 31 2022
Dec 31 2023
Dec 31 2024
PEO CAP
Non-PEO Average CAP
Net Income

Compensation Actually Paid and Adjusted EBITDA Percentage

Compensation Actually Paid vs. Adjusted EBITDA Percentage
Adjusted EBITDA Percentage
20%
15%
10%
5%
0%
Compensation Actually Paid ($ millions)
30.0
20.0
10.0
0.0
16.8%
18.4%
19.7%
$9.4
$2.6
$18.0
$4.2
$19.5
$4.5
Apr 5 2022
Dec 31 2022
Dec 31 2023
Dec 31 2024
PEO CAP
Non-PEO Average CAP
Adjusted EBITDA Percentage

70
2025 Proxy Statement

Financial Performance Measures
As described in greater detail in “Compensation Discussion and Analysis – Our Executive Compensation Program,” the
Company’s executive compensation program reflects a variable, pay-for-performance philosophy. We believe that our compensation programs motivate performance-driven leadership that is aligned to achieve our financial and strategic objectives with the intention to deliver superior long-term returns to our stockholders. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the
Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
■Adjusted EBITDA Percentage
■Working Capital Turns
■Adjusted Net Sales
■Adjusted Free Cashflow
■Adjusted Earnings per Share
■Relative Total Shareholder Return

71
2025 Proxy Statement

■EQUITY COMPENSATION PLAN
INFORMATION
The following table summarizes ESAB Corporation’s equity plan information as of December 31, 2024:

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by Company stockholders	1,429,758		$55.54	3,615,065
Stock options	605,261		$55.54	—
Restricted stock units	322,641		—	—
Performance-based restricted stock units	501,856	(2)	—	—
Equity compensation plans not approved by Company stockholders	—		—	—
Total	1,429,758		$55.54	3,615,065
(1)The weighted average exercise price does not take into account the shares issuable upon outstanding RSUs and PRSUs vesting, which have no exercise price.
(2)This number assumes shares will be issued at the maximum vesting amount for outstanding PRSUs.

72
2025 Proxy Statement

■DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our officers (as defined under Section 16(a) of the Exchange Act), directors and persons who own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Based on our records and other information, we believe that each of our officers, directors and certain beneficial owners of our common stock complied with all Section 16(a) filing requirements applicable to them during
2024 on a timely basis, except that one Form 4 reporting one transaction for Mr. Hix and one Form 4 reporting two transactions for Mr. Kambeyanda, in each case relating to the vesting of certain restricted stock units, were filed late due to an administrative delay.

73
2025 Proxy Statement

Proposal 3:Approval of Named Executive Officers’
Compensation, on a Non-Binding Advisory
Basis (“Say-on-Pay”)
We are asking our stockholders to cast an advisory vote at our Annual Meeting to approve the compensation of our named executive officers, as disclosed in this Proxy Statement. Pursuant to Section 14A of the Exchange Act, we are asking that you vote on the following advisory resolution:
“RESOLVED, that the 2024 compensation paid to the Company’s named executive officers, as disclosed pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
Although the vote is non-binding, the Compensation and Human Capital Management Committee and the Board of Directors
value your opinion and will consider the outcome of the vote in establishing our compensation philosophy and making future compensation decisions. At the 2024 Annual Meeting of Stockholders, 98% of the votes cast supported our Say-on-Pay proposal.
At the 2023 Annual Meeting of Stockholders, a majority of our stockholders voted in favor of holding a Say-on-Pay vote every year. Accordingly, at this time, we intend to seek stockholder approval of our executive compensation program on an annual basis and thus expect the next such vote to occur at our 2026 Annual Meeting of Stockholders.
Why You Should Approve Our Executive Compensation
Program
As discussed in our Compensation Discussion and Analysis, we believe our compensation programs and practices are appropriate and effective in implementing our compensation philosophy, and our focus remains on linking compensation to performance while aligning the interests of management with those of our stockholders.
Vote Required
The affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes) is required to approve the advisory vote approving the compensation of our named executive officers.
Board Recommendation

The Board unanimously recommends that you vote “FOR” Proposal 3, which is the advisory approval of ESAB’s named executive officer compensation as disclosed in this Proxy Statement. We strongly urge stockholders to review our entire Compensation Discussion and Analysis and the accompanying tables, which provide complete information on the compensation awarded to the named executive officers and the reasoning supporting those awards.

74
2025 Proxy Statement

Proposal 4:Approval of the Amended and Restated ESAB
Corporation 2022 Omnibus Incentive Plan
Background
We are asking stockholders to approve the Amended and Restated ESAB Corporation 2022 Omnibus Incentive Plan (the
“A&R 2022 Plan”). The ESAB Corporation 2022 Omnibus Incentive Plan (the “2022 Plan”) was originally approved and adopted by the Board and our stockholders effective as of our separation (the “Separation”) from Enovis Corporation, formerly known as Colfax Corporation (“Colfax”), on April 4, 2022.  Subject to the approval of our stockholders, on February
27, 2025, the Board approved the A&R 2022 Plan to (i) enable consultants of ESAB and its subsidiaries to receive grants under the A&R 2022 Plan, (ii) increase the aggregate annual limit on the grant date fair market value of awards made under the 2022 Plan to non-employee directors, (iii) eliminate the limit on the number of shares of our common stock subject to awards that may be made to an individual grantee during any one fiscal year, (iv) extend the termination date of the A&R
2022 Plan until the 10-year anniversary of its effective date, unless terminated earlier in accordance with its terms, (v) make certain edits to the recoupment provisions under the 2022 Plan and (vi) revise certain definitions, delete provisions that are no longer applicable due to changes in applicable tax law, and make certain clarifying and administrative changes to facilitate our ability to efficiently grant awards and administer the plan. Stockholder approval of the A&R 2022 Plan will not increase the number of shares authorized for issuance under the 2022 Plan.
A summary of the material terms of the A&R 2022 Plan is set forth below; however, the description is subject to, and qualified by, the full text of the A&R 2022 Plan, attached hereto as Annex B.
The following table sets forth outstanding equity awards under the 2022 Plan as of March 18, 2025 (including Conversion
Awards, as defined below).

Options outstanding	664,236
Full-value awards outstanding	615,136
Weighted-average exercise price of outstanding options	$63.39
Weighted-average remaining contractual term of outstanding options	4 years
Shares available for grant under the 2022 Plan (assuming PRSUs vest at maximum)	3,347,922
Shares of Common Stock Outstanding	60,622,272
Burn Rate
Our Board and Compensation and Human Capital Management Committee is committed to using equity awards prudently and consider the dilutive impact of annual grants on our stockholders.  Set forth below is information on the awards granted or earned and our burn rate for the years 2022-2024 under the 2022 Plan:

75
2025 Proxy Statement

	A	B	C	D	E	F	G
Fiscal Year	Stock Options Granted	RSUs Granted	PRSUs Granted (1)	PRSUs Earned	Total (2)	Weighted Average # of Common Shares Outstanding	Burn Rate (3)
2024	92,195	112,155	56,767	—	271,117	60,427,743	0.4%
2023	144,185	183,605	83,873	—	411,663	60,233,623	0.7%
2022	131,014	353,405	66,126	—	550,545	60,054,930	0.9%
Average Three-Year Burn Rate (2022-2024)							0.7%
(1) Reflects target number of PRSUs granted in applicable fiscal year. PRSUs that have not yet been earned are excluded from the calculation of burn rate.
(2) Total number of shares in a particular fiscal year includes all time-based awards granted during such fiscal year, and all PRSUs and RSUs for which the performance criteria was certified as attained and earned during such fiscal year, including such awards granted as Conversion Awards (as defined below).
(3) Burn rate is defined as: stock options granted, RSUs granted and PRSUs earned as a percentage of weighted average common shares outstanding.
Key Features and Governance Best Practices
The A&R 2022 Plan reflects a number of provisions that protect stockholders and reflect corporate governance best practices, including the following:
No Repricing of Options or SARs and No Reload Options. The A&R 2022 Plan prohibits the repricing of options and stock appreciation rights (“SARs”) and any action that has the same effect as lowering the exercise price or the replacement of stock options or SARs or is treated as a repricing under generally accepted accounting principles without the prior approval of our stockholders, except in connection with adjustments for changes in capitalization. Reload options are prohibited under the A&R 2022 Plan.
No Discounted Options or SARs. Stock options and SARs may not be granted with an exercise price below the fair market value of our common stock on the date of grant, unless the stock option or SAR is granted as a substitute award.
Limited Terms for Options and SARs. Stock options and SARs granted under the A&R 2022 Plan are generally limited to ten-year terms.
No Dividends or Dividend Equivalents on Options or SARs. Dividends and dividend equivalents may not be paid or accrued on stock options or SARs.
No Liberal Share Recycling on Options and SARs. Shares retained by or delivered to the Company to pay the exercise price of a stock option or SAR or to satisfy withholding tax obligations in connection with the exercise of such awards will not again be made available for grant under the A&R 2022 Plan.
No “Evergreen” Provision. Shares authorized for issuance under the A&R 2022 Plan will not be replenished automatically. Any additional shares to be issued over and above the current share pool will require further stockholder approval.
No Automatic Single Trigger Acceleration. In the event of a Change in Control (as defined below), the A&R 2022
Plan does not provide for automatic single trigger acceleration of outstanding awards.
No Tax Gross-Ups. The A&R 2022 Plan does not provide for tax gross-ups with respect to awards granted thereunder.

76
2025 Proxy Statement

Annual Limitation on Director Compensation. The total compensation paid to each non-employee director for their service as such, whether in cash or in equity awards under the A&R 2022 Plan (based on the grant date fair value of any such awards) during a single fiscal year may not exceed $625,000 (or $1,250,000 for any calendar year in which the non-
employee director is first appointed to the Board or any calendar year in which the non-employee director serves as chairman or lead director).
Awards Subject to Clawback Policy. Awards granted under the A&R 2022 Plan are subject to the ESAB Corporation
Clawback Policy and will be subject to any other compensation recoupment policy or procedure that we may adopt from time to time.
Minimum Vesting. Subject to a 5% carve-out, all awards are subject to a minimum vesting period of one year from the date of grant, subject to the Compensation and Human Capital Management Committee’s authority to accelerate vesting in the event of participant’s termination of employment or service, a Change in Control or as otherwise permitted by the A&R
2022 Plan.
Description of the A&R 2022 Plan
Purpose
The A&R 2022 Plan is intended to enhance our ability to attract and retain highly qualified officers, directors, key employees and consultants, and to motivate such persons to serve the Company and its affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.
Shares of Common Stock Available
Subject to adjustment as provided in the A&R 2022 Plan and described below, the number of shares of common stock that may be issued pursuant to awards under the A&R 2022 Plan will not exceed, in the aggregate, 5,500,000 shares.  Such shares may be authorized but unissued shares of original issuance or treasury shares or a combination of both. The approval of the A&R 2022 Plan will not result in an increase in the number of shares previously available for issuance under the 2022 Plan.
The share reserve under the A&R 2022 Plan will be reduced on a one-for-one basis for shares covered by an award.
Canceled, terminated, expired, forfeited or lapsed awards (in whole or in part) will be added back to the aggregate number of shares of stock reserved and available for issuance pursuant to awards granted under the A&R 2022 Plan (“Total
Available Shares”).  Any stock-related award that is settled in cash or other consideration will be added back to the Total
Available Shares reserve and available again for issuance pursuant to awards granted under the A&R 2022 Plan.  Shares of stock withheld or deducted from an award by the Company to satisfy tax withholding requirements relating to options or
SARs will not be added back to the Total Available Shares reserve, but shares of stock withheld or deducted by the
Company to satisfy tax withholding requirements relating to full value awards (defined in the A&R 2022 Plan as any award other than options or SARs that settled in shares or in other consideration by reference to the value of shares) will be added back to the Total Available Shares reserve and available again for issuance pursuant to awards granted under the A&R 2022
Plan.  Performance awards (other than an option or SAR) where performance criteria were not met will be added back to the
Total Available Shares reserve and will be available again for issuance pursuant to awards granted under the A&R 2022
Plan.  Substitute awards (described below) granted will not count against the Total Available Share reserve.
If the full number of shares of stock subject to an option or a stock-settled SAR is not issued upon exercise of such option or
SAR for any reason, including by reason of a net settlement or net exercise, all such shares of stock that were covered by the exercised option or SAR will not be added back to the Total Available Shares reserve and will not again be available for issuance pursuant to awards granted under the A&R 2022 Plan.  If the exercise price of an option is satisfied by the grantee delivering shares of stock to the Company (by either actual delivery or attestation), such shares of stock will not be added to the Total Available Shares reserve.  Shares of stock repurchased on the open market with the proceeds of an option exercise will not be added to the Total Available Shares reserve and will not be available for issuance pursuant to awards granted under the A&R 2022 Plan.  Any dividend equivalent denominated in shares of stock will be counted against the Total

77
2025 Proxy Statement

Available Shares in such amount and at such time as the dividend equivalent first constitutes a commitment to issue shares of stock.
Limit on Awards
The following limits will apply to awards under the A&R 2022 Plan (subject to limited permitted adjustments under the A&R
2022 Plan):
■With respect to members of the Board who are not officers or employees of the Company, the aggregate equity-
based (based on the grant date fair value of such awards) and cash compensation granted under the A&R 2022
Plan or otherwise to each non-employee director during any calendar year will not exceed $625,000, except in the instance of a newly-elected or appointed director or a newly-designated lead director or chair, which limit is then increased to $1,250,000; and
■The maximum number of shares of common stock that may be issued upon exercise of incentive stock options granted under the A&R 2022 Plan is 5,500,000.
Minimum Vesting Requirement
No more than 5% of the aggregate number of shares of common stock available for grant under the A&R 2022 Plan may be issued pursuant to awards that have vested or were subject to performance measures that were settled in less than one year following the grant date of the applicable award, subject to the authority of the Compensation and Human Capital
Management Committee to vest awards earlier, as the Committee deems appropriate, in the event of a Change in Control, in the event of termination of a Service Provider’s (defined below) employment or service or as otherwise permitted by the A&R
2022 Plan.
Eligibility
Our officers, employees, consultants and non-employee directors, and those of our subsidiaries and affiliates, (such individuals, “Service Providers”) may be selected by the Board or Compensation and Human Capital Management
Committee to receive awards under the A&R 2022 Plan.  Service Providers that have received an award under the A&R
2022 Plan are referred to as participants or grantees in this summary. Eligibility for options intended to be incentive stock options is limited to our employees or the employees of certain of our affiliates. As of March 18, 2025, there were approximately 120 employees (including seven executive officers), eight non-employee directors  and no consultants who would be eligible to participate in the A&R 2022 Plan.
Administration
The Board may delegate to the Compensation and Human Capital Management Committee the power and authority to administer and implement the A&R 2022 Plan, including. the authority to, among other things, interpret the terms and intent of the A&R 2022 Plan, determine eligibility to receive awards, designate grantees, grant awards, determine the type, size and terms of awards, including time and performance-based vesting requirements, for participants under the A&R 2022
Plan, in each case subject to any limitations under the A&R 2022 Plan, and make all other determinations necessary or advisable for the administration of the A&R 2022 Plan.  The Board may take any action with respect to the A&R 2022 Plan or any award that the Compensation Committee is authorized to take. To the extent permitted by law, the Board or
Compensation Committee may delegate authority under the A&R 2022 Plan to a member of the Board or officer of the
Company, who may administer the A&R 2022 Plan with respect to employees or other Service Providers of the Company who are not officers or directors.
Amendment or Suspension
The Board may amend, suspend or terminate the A&R 2022 Plan at any time with respect to any shares of common stock as to which awards have not been made.  No such action may amend the A&R 2022 Plan without the approval of stockholders if the amendment is required to be submitted for stockholder approval by applicable law, rule or regulation,

78
2025 Proxy Statement

including rules of the NYSE or any other applicable stock exchange listing requirements. No awards may be granted under the A&R 2022 Plan after its termination.  No amendment, suspension, or termination of the A&R 2022 Plan will, without the consent of the grantee, materially impair rights or obligations under any outstanding award except to the extent (i) such action is expressly authorized under the terms of the A&R 2022 Plan, (ii)  determined necessary or appropriate by the
Compensation and Human Capital Management Committee to cause the A&R 2022 Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations, including to impose any
“clawback” or recoupment provisions, or (iii) that the Compensation and Human Capital Management Committee determines that any such action is not reasonably likely to significantly diminish the benefits provided under such award, or that any such diminishment has been adequately compensated.
Effective Date and Term
Subject to the approval of our stockholders, the A&R 2022 Plan will become effective on May 8, 2025 (the “Effective Date”)
and the A&R 2022 Plan will expire on the 10-year anniversary of the Effective Date unless earlier terminated by our Board.
No awards may be granted under the A&R 2022 Plan on or after the 10th anniversary of the Effective Date.
Awards Under the A&R 2022 Plan
The A&R 2022 Plan provides for the granting of incentive and non-qualified stock options, tandem and freestanding SARs, restricted stock awards, unrestricted stock awards, stock unit awards, performance shares, performance units and dividend equivalents. We may also grant substitute awards to replace outstanding awards granted by a company acquired by, or that combines with, the Company or an affiliate. Certain awards under the A&R 2022 Plan may be paid in cash, other consideration or shares of common stock, as determined by the Compensation and Human Capital Management
Committee.
Options
An option granted under the A&R 2022 Plan is the option to purchase one or more shares of common stock pursuant to the
A&R 2022 Plan that is either an incentive stock option (“ISO”) or a non-qualified stock option.  An option granted under the
A&R 2022 Plan will be exercisable only to the extent that it is vested on the date of exercise.  Exercisability of options may be subject to future service requirements, to the achievement of one or more of the performance goals of the Company or to such other terms and conditions as the Board or the Compensation and Human Capital Management Committee, in its sole discretion, may impose.  No option may be exercisable more than 10 years from the option grant date, or five years in the case of an ISO granted to a 10% stockholder, and subject to limited exceptions, will be subject to the minimum vesting requirement.  The exercise price per share under each option granted under the A&R 2022 Plan may not be less than 100%, or 110% in the case of an ISO granted to a 10% stockholder, of the fair market value of the common stock on the option grant date, unless the option is granted as a substitute award, which may have an exercise price less than such amounts to the extent such exercise price is determined in accordance with applicable law.  Payment of the exercise price for shares purchased pursuant to the exercise of an option may be made in cash or in cash equivalents acceptable to the Company or any other method permitted by law and approved by the Compensation and Human Capital Management Committee.
Promptly after payment, the grantee is entitled to issuance of the shares of stock subject to the option.
The A&R 2022 Plan prohibits reloading of options and, except in connection with adjustments for changes in capitalization, prohibits the repricing of options and any action that has the same effect as lowering the exercise price or the replacement of stock options or is treated as a repricing under generally accepted accounting principles without stockholder approval.
In the case of ISOs, the aggregate fair market value of the common stock determined on the option grant date with respect to which such options are exercisable for the first time during any calendar year may not exceed $100,000.  ISOs will be non-transferable during the optionee’s lifetime.  Awards of nonqualified stock options are generally non-transferable, except for transfers by will or the laws of descent and distribution.  The Compensation and Human Capital Management Committee
may, in its discretion, authorize in an award agreement that an award of options, other than ISOs, also may be transferred to family members by gift or other transfers deemed not to be for value.
Stock Appreciation Rights (SARs)

79
2025 Proxy Statement

A SAR confers on the grantee the right to receive, upon exercise, the excess of the (i) fair market value of one share of stock on the date of exercise over (ii) the SAR exercise price determined by the Board or the Compensation and Human Capital
Management Committee.  The award agreement will specify the SAR exercise price, which will be at least the fair market value on the date of grant, unless the SAR is a substitute award, which may have a lower exercise price to the extent exercise price is determined in accordance with applicable law.  SARs may be granted in tandem with another award.  The
Board or the Compensation and Human Capital Management Committee will determine all other terms and requirements relating to the SAR, including method of exercise and settlement.  SARs will be subject to the minimum vesting requirement, will have a term of not more than 10 years from the date of grant, and may be transferable to a family member if specified in the award agreement.  The A&R 2022 Plan prohibits the repricing of SARs and any action that has the same effect as lowering the exercise price or the replacement of SAR or is treated as a repricing under generally accepted accounting principles without stockholder approval, except in connection with adjustments for changes in capitalization.  The
Compensation and Human Capital Management Committee may, in its discretion, authorize in an award agreement that an award of SARs may be transferred to family members by gift or other transfers deemed not to be for value.  Otherwise,
SARs are non-transferable, except for transfers by will or the laws of descent and distribution.
Restricted Stock and Restricted Stock Units
Restricted stock means one or more shares of common stock awarded subject to restrictions, and restricted stock units means one or more stock units, which are bookkeeping entries each representing the equivalent of one share of common stock, awarded subject to restrictions.  The restriction may be a period of time or other and additional restrictions, and the restricted stock or stock unit may not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of during the restricted period or while subject to restrictions.  Restricted stock units may be settled in stock, cash, other property or a combination thereof, as determined by the Board or the Compensation and Human Capital Management Committee.
Unless otherwise specified in the award agreement, the holder of restricted stock will have the right to vote and to receive dividends.  Holders of restricted stock units do not have voting rights and are not eligible to receive dividends, although they are eligible to receive dividend equivalent rights in connection with their stock units as described below.  Restricted stock and restricted stock units will be subject to the minimum vesting requirements.
Performance Awards
A performance award is an award the grant, issuance, retention, vesting and/or settlement of which is subject to satisfaction of one or more of performance measures, either alone or in addition to any service or time-based conditions, in each case as determined by the Board or Compensation and Human Capital Management Committee. Any type of award can be granted as a performance award; however, performance awards will generally consist of performance units and performance shares. The Compensation and Human Capital Management Committee has full authority to establish performance conditions and goals for performance awards and verify the level of performance attained with respect to such performance conditions and goals. Performance awards are subject to minimum vesting requirements.
A performance share means a performance award denominated in shares of common stock, the value of which is determined as a function of the extent to which corresponding performance criteria have been achieved.  Performance units means a performance award denominated in a stock unit, the value of which is determined as a function of the extent to which corresponding performance criteria have been achieved.  Each performance share will have an initial value that is equal to the fair market value of a share of common stock on the date of grant.  Each award of performance units or performance shares will have an actual or target number of shares of common stock set by the Compensation and Human
Capital Management Committee  The Compensation and Human Capital Management Committee may, in its sole discretion, pay earned performance units or performance shares in the form of cash or other property or in shares of common stock (or a combination thereof) equal to the value of the earned performance units or performance shares.  Any shares of common stock issued based upon performance units or performance shares may be granted subject to any restrictions that the
Compensation and Human Capital Management Committee deems appropriate.  The Compensation and Human Capital
Management Committee may provide for payment of dividends or dividend equivalents to the grantee in cash or additional shares, subject in all cases to deferral and payment on a contingent basis based on earning of the performance shares or units with respect to which the dividends or dividend equivalents are paid.  Performance shares and performance units are subject to minimum vesting requirements.
Unrestricted Stock and Stock Units

80
2025 Proxy Statement

The Board or the Compensation and Human Capital Management Committee may award (or sell at par value or such other higher purchase price determined by the Board or the Compensation and Human Capital Management Committee)
unrestricted stock or stock units, free of any restrictions such as vesting requirements, in such amounts and upon such terms as the Board or the Compensation and Human Capital Management Committee may determine.
Substitute Awards
A substitute award is an award granted under the A&R 2022 Plan upon assumption of, or in substitution for, an outstanding award previously granted by a company or other entity acquired by the Company or any affiliate or with which the Company or any affiliate combines. Substitute awards granted will not count against the Total Available Share reserve.
Conversion Awards
The Company has also previously issued awards (“Conversion Awards”) in connection with the equitable adjustment and/or replacement of certain equity-based awards granted by Colfax prior to the Separation of the Company from Colfax.
Dividend Equivalent Rights
A dividend equivalent right is an award entitling the grantee to receive credits based on cash distributions that would have been paid on the shares of common stock specified in the dividend equivalent right (or such other award to which is relates)
if such shares of common stock had been issued to and held by the recipient.  The Compensation and Human Capital
Management Committee is authorized to grant dividend equivalents to a participant in connection with an award under the
A&R 2022 Plan (other than options or SARs), or without regard to any other award.  Dividend equivalent rights entitle the participant to receive cash or common stock equal in value to dividends paid, or other periodic payments made, with respect to a specified number of shares of common stock.  Dividend equivalents may be paid or distributed when accrued or at the end of any applicable vesting period, or may be deemed to have been reinvested in additional common stock, and will be subject to such risks of forfeiture as the Compensation and Human Capital Management Committee may specify.  Dividend equivalent rights paid on awards subject to performance criteria will not vest unless such performance goals for such awards are achieved, and if such performance goals are not achieved, the payments made in connection with the dividend equivalent rights will be repaid to the Company.  Grants of dividend equivalent rights will be subject to the minimum vesting requirements.
Adjustments
In the event the Compensation and Human Capital Management Committee determines that, as a result of any stock dividend, stock split, spin-off, rights offering or combination of shares including a reverse stock split, recapitalization, large non-recurring cash dividend or other change in our capital structure that constitutes an “equity restructuring” within the meaning of the Financial Accounting Standards Board, Accounting Standards Codification Topic 718, Compensation —
Stock Compensation, an adjustment is necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the A&R 2022 Plan, the Compensation and Human Capital Management Committee
will adjust equitably any or all of: (i) the number and type of shares or other securities that thereafter may be made the subject of awards, including the aggregate limit under the A&R 2022 Plan; (ii) the number and type of shares or other securities subject to outstanding awards; (iii) the grant, purchase, exercise or hurdle price for any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award; and (iv) the terms and conditions of any outstanding awards, including the performance criteria of any performance awards.
Effect of Certain Corporate Transactions
Upon the occurrence or in anticipation of any share combination, exchange or reclassification, recapitalization, merger, consolidation or other corporate reorganization affecting common stock (including a change in control), or any transaction described in the previous paragraph, the Compensation and Human Capital Management Committee may, in its sole discretion, provide: (i) that awards will be settled in cash rather than shares; (ii) that awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised; (iii) that awards will be

81
2025 Proxy Statement

equitably converted, adjusted or substituted in connection with such transaction; (iv) that outstanding awards may be settled by payment in cash or cash equivalents equal to the excess of the fair market value of the underlying shares as of a specified date associated with the transaction, over the exercise price of the award; (v) that performance targets and performance periods for performance awards will be modified; or (v) any combination of the foregoing.  The Compensation and Human Capital Management Committee's determination need not be uniform and may be different for different participants whether or not such participants are similarly situated.
A change in control generally means (i) the acquisition of more than 50% of our common stock or combined voting power of voting securities; (ii) a change in the composition of our board of directors as of the Effective Date such that,  the individuals who as of the Effective Date constitute our board of directors cease for any reason to constitute at least 50% of our board of directors (provided that any individual becoming a member of our board of directors after the Effective Date whose election or nomination for election by our shareholders was approved by a vote of at least a majority of the directors immediately prior to the date of such appointment or election will be considered as though such individual were a member of our board of directors as of the Effective Date); (iii) our reorganization, merger, amalgamation or consolidation with another entity after which our voting securities outstanding immediately prior to such transaction do not continue to represent more than 50% of the total voting power of our stock or of the surviving entity or parent entity thereof (if we are not the surviving entity in such reorganization, merger, amalgamation or consolidation); (iv) a disposition of all or substantially all of our assets; or (v) the approval by our stockholders of a complete liquidation or dissolution of the Company.
Prohibition on Repricing
Subject to the adjustment provision described above, the Compensation and Human Capital Management Committee may
not directly or indirectly, through cancellation or re-grant or any other method, reduce, or have the effect of reducing, the exercise or hurdle price of any award established at the time of grant without approval of our stockholders.
Clawback
Awards granted under the A&R 2022 Plan are subject to forfeiture, cancellation, repurchase and/or recoupment to the extent
(i) determined by the Compensation and Human Capital Management Committee, (ii) required by any Company clawback or recoupment policies or procedures that the Company has adopted or may adopt in the future, including pursuant to the
ESAB Corporation Clawback Policy if the Company is required to restate its financial statements due to material noncompliance with any financial reporting requirement under applicable law, whether or not such noncompliance is the result of misconduct, or (iii) otherwise required by law or applicable stock exchange listing standards.
Federal Income Tax Consequences
The following discussion summarizes certain U.S. federal income tax consequences of the grant and receipt of awards pursuant to the A&R 2022 Plan under the law as in effect on the date of this Proxy Statement.  The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete.  In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  This summary does not purport to cover all federal employment tax, estate tax, or other federal tax consequences associated with the A&R 2022 Plan, nor does it address state, local, or non-U.S. tax consequences.  As such, we recommend that all participants consult their own tax advisor concerning the tax implications of awards granted under the A&R 2022 Plan.
Non-Qualified Stock Options
A non-qualified stock option is an option that does not meet the requirements of Section 422 of the Code.  A participant generally will not recognize taxable income when granted a non-qualified stock option.  When the participant exercises the stock option, he or she generally will recognize taxable ordinary income equal to the excess of the fair market value of the shares received on the exercise date over the aggregate exercise price of the shares.  The participant’s tax basis in the shares acquired on exercise of the option will be increased by the amount of such taxable income. We generally will be entitled to a corresponding federal income tax deduction.  When the participant sells the shares acquired on exercise, the

82
2025 Proxy Statement

participant generally will realize long-term or short-term capital gain or loss, depending on whether the participant holds the shares for more than one year before selling them.
Incentive Stock Options
An incentive stock option or “ISO” is an option that meets the requirements of Section 422 of the Code.  A participant will not have taxable income when granted an ISO or when exercising an ISO.  If a participant exercises an ISO and does not dispose of the shares until the later of two years after the grant date and one year after the exercise date, the entire gain, if any, realized when the participant sells the shares will be taxable as long-term capital gain.  However, even though a participant will not have taxable income when exercising an ISO, the exercise of an ISO is taken into account for purposes of determining whether the participant has any alternative minimum tax liability (described below). We generally will not be entitled to a corresponding federal income tax deduction.
If a participant disposes of the shares received upon exercise of an ISO within the one-year or two-year periods described above, it will be considered a “disqualifying disposition.”  Under such circumstances, the participant generally will realize ordinary income in the year of the disposition, and we generally will be entitled to a corresponding federal income tax deduction.  The amounts of the participant’s ordinary income and our deduction will equal the excess of the lesser of the amount, if any, realized on the disposition and the fair market value of the shares on the exercise date over the aggregate exercise price of the ISO.  Any additional gain or loss that the participant realizes on the disposition will be long-term or short-term capital gain or loss, depending on whether the participant holds the shares for more than one year before selling them.
If a participant exercises an ISO more than three months after the participant’s employment with us terminates, the option will be treated as a non-qualified stock option for federal income tax purposes.  If a participant is disabled and terminates employment because of his or her disability, the three-month period is extended to one year.  The three-month period does not apply in the case of a participant’s death.
SARs
A participant does not recognize income at the time a SAR is granted.  A participant will recognize income at the time cash or stock representing the amount of the appreciation is transferred to the participant pursuant to exercise of a SAR.  The amount of income will equal the amount of cash or fair market value of shares paid or transferred to the participant and will be ordinary income.  We generally will be entitled to a corresponding federal income tax deduction.
Restricted Stock
Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant generally will not recognize income, and we generally will not be entitled to a corresponding federal income tax deduction at the time restricted stock is granted.  When the restrictions lapse, the participant generally will recognize ordinary income equal to the fair market value of the shares as of that date, less any amount paid for the restricted stock, and we generally will be entitled to a corresponding federal income tax deduction at that time.  If the participant files an election under Section 83(b) of the Code within 30 days after the date of grant of the restricted stock, the participant generally will recognize ordinary income as of the date of grant equal to the fair market value of the common shares as of that date, less any amount the participant paid for the restricted stock, and we generally will be entitled to a corresponding federal income tax deduction at that time.  Any future appreciation in the shares generally will be taxable to the participant at capital gains rates.  However, if the restricted stock is later forfeited, the participant generally will not be able to recover the tax previously paid pursuant to his Section 83(b) election.
Restricted Stock Units
A participant does not recognize taxable income at the time of grant of a restricted stock unit, and we are not entitled to a tax deduction at that time.  The participant will recognize compensation taxable as ordinary income (and subject to income tax withholding), however, at the time of the settlement of the award, equal to the fair market value of any shares delivered and the amount of cash paid by us.  We will be entitled to a corresponding deduction, except to the extent that the deduction limits of Section 162(m) of the Code apply.

83
2025 Proxy Statement

Unrestricted Stock and Stock Units
A participant who receives an award of unrestricted stock or stock units will recognize ordinary income equal to the amount of cash and/or the fair market value of any shares received in respect thereof, plus the amount of taxes withheld from such amounts.
Deductibility by the Company
To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the affiliate for which the participant performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of section 280G of the Code (see Parachute Payments below) and is not disallowed by the $1,000,000 limitation on certain executive compensation under section 162(m) of the Code.  In general, under section
162(m) of the Code, remuneration paid by a public corporation to certain “covered employees” (which includes any individual who serves as chief executive officer, chief financial officer or one of the other three most highly compensated executive officers for 2017 or any subsequent calendar year) is not deductible to the extent it exceeds $1 million for any year.  It is expected that compensation deductions for any covered employee with respect to awards under the A&R 2022 Plan will be subject to a $1,000,000 annual deduction limitation.  The Compensation and Human Capital Management Committee may
grant awards under the A&R 2022 Plan or otherwise that are or may become non-deductible when it believes doing so is in the best interests of the Company and its stockholders.
Parachute Payments
The acceleration of the exercisability or the vesting of an award upon the occurrence of a change in control may result in an
“excess parachute payment” within the meaning of section 280G of the Code.  A “parachute payment” occurs when an employee receives payments contingent upon a change in control that exceed an amount equal to three times his or her
“base amount.”  The term “base amount” generally means the average annual compensation paid to such employee during the five calendar years preceding the calendar year in which the change in control occurs.  An “excess parachute payment”
is the excess of all parachute payments made to the employee on account of a change in control over the employee’s base amount.  If any amount received by an employee is characterized as an excess parachute payment, the employee is subject to a 20% excise tax on the amount of the excess, and the Company is denied a tax deduction with respect to such excess.
Withholding
Awards under the A&R 2022 Plan may be subject to tax withholding.  Where an award results in income subject to withholding, the Company or the affiliate for which the participant performs services may require the participant to remit the withholding amount to the Company or affiliate or, with the prior approval of the Company or applicable affiliate, the participant may satisfy the withholding obligation by causing shares of common stock to be withheld by the Company or affiliate or delivering shares of common stock already owned by the participant to the Company or affiliate.  As a condition to accepting an award under the A&R 2022 Plan, in the event that the amount of the Company’s and/or its affiliate’s withholding obligation in connection with such award was greater than the amount actually withheld by the Company and/or its affiliates, each grantee agrees to indemnify and hold the Company and/or its affiliates harmless from any failure by the Company and/
or its affiliates to withhold the proper amount.
Section 409A
Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (i) the timing of the payment, (ii) the election of deferrals and (iii)
restrictions on the acceleration of payment.  Failure to comply with section 409A may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% tax on the participant of the deferred amounts included in the participant’s income.  The Company intends to structure awards under the A&R 2022 Plan in a manner that is designed to be exempt from or comply with section 409A, but does not guarantee such treatment.

84
2025 Proxy Statement

New Plan Benefits
Any future awards granted to employees, consultants and non-employee directors under the A&R 2022 Plan are subject to the discretion of the Compensation and Human Capital Management Committee or the Board, as applicable, and therefore, are not determinable at this time.  The “Grants of Plan-Based Awards” table on page 55 sets forth information with respect to prior awards granted to our named executive officers under the 2022 Plan during 2024.
Existing Plan Benefits
No awards made under the 2022 Plan prior to the date of the Annual Meeting were granted subject to stockholder approval of the A&R 2022 Plan.  Pursuant to SEC rules, the following table sets forth information with respect to awards that have been granted under the 2022 Plan to the NEOs and the specified groups named below as of March 18, 2025, with performance share units shown based on achievement of target performance. As of March 18, 2025, no SARs have been granted under the 2022 Plan. No associate of any director, executive officer or director nominee has received awards under the 2022 Plan.

Name and Position	Stock Options Granted	RSUs and PRSUs Granted
Shyam P. Kambeyanda, President and Chief Executive Officer	142,873	188,424
Kevin J. Johnson, Chief Financial Officer	43,735	60,700
Olivier Biebuyck, President, Fabrication Technology	27,634	40,540
Curtis E. Jewell, Senior Vice President, General Counsel	20,433	27,411
Eleanor L. Lukens, President, Americas	13,865	27,974
All current executive officers as a group (7 persons)	275,434	384,703
All current directors who are not executive officers as a group (8 persons)	80,848	38,940
All employees, including all current officers who are not executive officers, as a group (120 persons)	2,835	178,482
Vote Required
The affirmative vote of the holders of a majority of the votes cast is required to approve the A&R 2022 Plan.
Board Recommendation

The Board unanimously recommends that you vote “FOR” Proposal 4 approving the Amended and Restated ESAB Corporation 2022 Omnibus Incentive Plan.

85
2025 Proxy Statement

■BENEFICIAL OWNERSHIP OF OUR
COMMON STOCK
The following table sets forth certain information as of March 18, 2025 (unless otherwise specified), with respect to the beneficial ownership of our common stock by each person who is known to own beneficially more than 5% of the outstanding shares of common stock, each person currently serving as a director, each nominee for director, each NEO (as listed below), and all directors and executive officers as a group. Unless otherwise indicated, to our knowledge, each person has sole dispositive and voting power over the shares in the table.

Name and address of Beneficial Owners	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
5% Beneficial Owners
T. Rowe Price Investment Management, Inc.(1)	9,178,990	15.1%
T. Rowe Price Associates, Inc.(2)	7,312,748	12.1%
The Vanguard Group(3)	5,558,383	9.2%
BlackRock, Inc.(4)	4,764,151	7.9%

5% Beneficial Owner and Director
Mitchell P. Rales(5)	3,609,484	6.0%

Directors and Named Executive Officers
Shyam P. Kambeyanda(6)	320,486	*
Kevin J. Johnson(6)	84,433	*
Olivier Biebuyck(6)	52,972	*
Curtis E. Jewell(6)(7)	46,241	*
Eleanor L. Lukens(6)	14,739	*
Patrick W. Allender(8)(9)	109,739	*
Melissa Cummings(9)	14,137	*
Rhonda L. Jordan(9)(10)	32,168	*
Robert S. Lutz(9)	17,978	*
Stephanie M. Phillipps(9)	15,840	*
Didier Teirlinck(9)	25,477	*
Rajiv Vinnakota(9)	24,007	*
All Directors and Executive Officers as a Group (15 persons)(6)(9)	4,411,705	7.3%
*Represents beneficial ownership of less than 1%.
(1)The amount shown and the following information is derived from a Schedule 13G/A filed November 14, 2024 by T. Rowe Price
Investment Management, Inc. (“Price Investment Management”), which sets forth Price Investment Management’s beneficial ownership as of September 30, 2024.  According to the Schedule 13G/A, Price Investment Management has sole voting power over
9,156,512 shares of common stock and sole dispositive power over 9,178,990 shares of common stock. The business address of Price
Investment Management is 101 E. Pratt Street, Baltimore, MD 21201.
(2)The amount shown and the following information is derived from a Schedule 13G/A filed November 14, 2024 by T. Rowe Price
Associates, Inc. (“Price Associates”), which set forth Price Associates’s beneficial ownership as of September 30, 2024. According to the Schedule 13G/A, Price Associates has sole power to vote 7,081,061 shares of common stock and sole dispositive power over
7,312,736 shares of common stock. The business address of Price Associates is 100 E. Pratt Street, Baltimore, MD 21202.

86
2025 Proxy Statement

(3)The amount shown and the following information is derived from a Schedule 13G/A filed February 13, 2024 by The Vanguard Group
(“Vanguard”), which sets forth Vanguard’s beneficial ownership as of December 29, 2023. According to the Schedule 13G/A, Vanguard
has shared voting power of 20,554 shares of common stock, sole dispositive power over 5,483,356 shares of common stock, and shared dispositive power over 75,027 shares of common stock. The business address of Vanguard is 100 Vanguard Blvd., Malvern,
PA 19355.
(4)The amount shown and the following information is derived from a Schedule 13G/A filed January 26, 2024 by BlackRock, Inc.
(“BlackRock”), which sets forth BlackRock’s beneficial ownership as of December 31, 2023. According to the Schedule 13G/A,
BlackRock has sole voting power over 4,620,985 shares of common stock and sole dispositive power over 4,764,151 shares of common stock. The business address of BlackRock is 50 Hudson Yards, New York, NY 10001.
(5)Includes 9,632 shares owned by Mr. Rales’s two minor children, 226,421 shares held by the Mitchell P. Rales Family Trust of which
Mr. Rales is trustee, 9,333 attributable to Mr. Rales’s spouse and 3,355,765 shares held by a single-member limited liability company of which a revocable trust is the sole member, with Mr. Rales as the sole trustee and beneficiary. Mr. Rales has sole voting power and sole dispositive power with respect to 3,355,765 shares of common stock. Mr. Rales disclaims beneficial ownership of all shares held by his minor children, the Mitchell P. Rales Family Trust and his spouse except to the extent of his pecuniary interest therein.The business address of Mr. Rales is 11790 Glen Road, Potomac, MD 20854.
(6)Beneficial ownership by NEOs and our executive officers as a group includes: (i) RSUs that will vest within 60 days of March 18, 2025,
(ii) earned but unvested PRSUs that will vest within 60 days of March 18, 2025 and (iii) shares that such individuals have the right to acquire upon the exercise of options that have vested or will vest within 60 days of March 18, 2025. Earned but unvested PRSUs are presented at target; the number of shares to be issued upon vest will be determined as of May 12, 2025. Beneficial ownership by
NEOs includes: (i) for Mr. Kambeyanda, 22,605 RSUs that will vest within 60 days of March 18, 2025, 25,304 PRSUs that will vest within 60 days of March 18, 2025 and 204,489 shares that Mr. Kambeyanda has the right to acquire upon the exercise of options that have vested or will vest within 60 days of March 18, 2025, (ii) for Mr. Johnson, 5,423 RSUs that will vest within 60 days of March 18,
2025, 10,858 PRSUs that will vest within 60 days of March 18, 2025 and 53,619 shares that Mr. Johnson has the right to acquire upon the exercise of options that have vested or will vest within 60 days of March 18, 2025, (iii) for Mr. Biebuyck, 3,330 RSUs that will vest within 60 days of March 18, 2025, 5,810 PRSUs that will vest within 60 days of March 18, 2025 and 34,956 shares that Mr. Biebuyck has the right to acquire upon the exercise of options that have vested or will vest within 60 days of March 18, 2025, (iv) for Mr. Jewell,
2,617 RSUs that will vest within 60 days of March 18, 2025, 4,768 PRSUs that will vest within 60 days of March 18, 2025 and 29,460 shares that Mr. Jewell has the right to acquire upon the exercise of options that have vested or will vest within 60 days of March 18,
2025, (v) for Ms. Lukens, 7,380 shares that Ms. Lukens has the right to acquire upon the exercise of options that have vested or will vest within 60 days of March 18, 2025 and (vi) for all of our executive officers as a group,  38,329 RSUs that will vest within 60 days of
March 18, 2025, 51,652 PRSUs that will vest within 60 days of March 18, 2025 and 358,121 shares that our executive officers have the right to acquire upon the exercise of options that have vested or will vest within 60 days of March 18, 2025.
(7)Includes 354.75 shares held in Mr. Jewell’s 401(k) account.
(8)Includes 30,318 shares owned by the JWA Irrevocable Trust #1, 14,231 shares held by the JWA Irrevocable Trust #2, 8,569 shares held by the JWA GRAT #1, 13,300 shares held by the JWA GRAT #2 and 10,205 shares held by an irrevocable trust, of which Mr.
Allender is a trustee. Mr. Allender disclaims beneficial ownership of all shares held by the JWA irrevocable trusts, the JWA GRATs and the irrevocable trust except to the extent of his pecuniary interest therein.
(9)Beneficial ownership by directors (other than Mr. Rales and Mr. Kambeyanda) includes: (i) for Mr. Allender, 8,111 DRSUs that have vested or will vest within 60 days of March 18, 2025 and will be delivered following the conclusion of service of the Board and 24,683 shares that Mr. Allender has the right to acquire upon the exercise of director stock options that have vested or will vest within 60 days of March 18, 2025; (ii) for Ms. Cummings, 3,560 DRSUs that have vested or will vest within 60 days of March 18, 2025 and will be delivered following the conclusion of service of the Board and 10,577 shares that Ms. Cummings has the right to acquire upon the exercise of director stock options that have vested or will vest within 60 days of March 18, 2025; (iii)  for Ms. Jordan, 3,407 DRSUs that have vested or will vest within 60 days of March 18, 2025 and will be delivered following the conclusion of service of the Board and
20,429 shares that Ms. Jordan has the right to acquire upon the exercise of director stock options that have vested or will vest within
60 days of March 18, 2025; (iv) for Mr. Lutz, 7,401 DRSUs that have vested or will vest within 60 days of March 18, 2025 and will be delivered following the conclusion of service of the Board and 10,577 shares that Mr. Lutz has the right to acquire upon the exercise of director stock options that have vested or will vest within 60 days of March 18, 2025; (v) for Ms. Phillipps, 4,294 DRSUs that have vested or will vest within 60 days of March 18, 2025 and will be delivered following the conclusion of service of the Board, 351 RSUs that will vest within 60 days of March 18, 2025 and 10,577 shares that Ms. Phillipps has the right to acquire upon the exercise of director stock options that have vested or will vest within 60 days of March 18, 2025; (vi) for Mr. Teirlinck, 7,248 DRSUs that have vested or will vest within 60 days of March 18, 2025 and will be delivered following the conclusion of service of the Board and 18,229 shares that Mr. Teirlinck has the right to acquire upon the exercise of director stock options that have vested or will vest within 60 days of March 18, 2025; and (vii) for Mr. Vinnakota, 703 RSUs that will vest within 60 days of March 18, 2025 and  15,278 shares that Mr.
Vinnakota has the right to acquire upon the exercise of director stock options that have vested or will vest within 60 days of March 18,
2025.
(10)Includes 6,003 shares held by a family trust, 2,037 shares held by Ms. Jordan’s spouse and 292 shares held in a trust account for her spouse.  Ms. Jordan disclaims beneficial ownership of all shares held in trust and by her spouse, except to the extent of her pecuniary interest therein.

87
2025 Proxy Statement

GENERAL MATTERS
Outstanding Stock and Voting Rights
The Board has fixed the close of business on March 18, 2025 (the “Record Date”) as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record on that date will be entitled to vote. Proxies will be voted as specified in the stockholder’s proxy. In the absence of specific instructions, proxies will be voted in accordance with the Company’s recommendations and in the discretion of the proxy holders on any other matter which properly comes before the meeting or any adjournment or postponement thereof. The Board has selected Mitchell P.
Rales and Shyam P. Kambeyanda to act as proxies with full power of substitution.
Any stockholder of record giving a proxy has the power to revoke the proxy at any time before it is exercised by either
(i) delivering a written notice of revocation to ESAB Corporation at 909 Rose Avenue, 8th Floor, North Bethesda, Maryland
20852, Attn: Corporate Secretary, (ii) delivering prior to the Annual Meeting a properly executed and subsequently dated proxy, or (iii) virtually attending and voting at the Annual Meeting. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. A beneficial stockholder who owns common stock in street name, meaning through a bank, broker or other nominee, should contact that entity to revoke a previously given proxy.
The Company will bear the total expense of this solicitation, including reimbursement paid to brokerage firms and others for their expenses in forwarding material regarding the Annual Meeting to beneficial owners. Solicitation of proxies may be made personally or by mail, telephone, Internet, e-mail or facsimile by officers and other management employees of the
Company, who will receive no additional compensation for their services.
The holders of shares of the Company’s common stock are entitled to vote at the Annual Meeting. As of the Record Date,
60,622,272 shares of the Company’s common stock were outstanding. Each outstanding share of the Company’s common stock entitles the holder to one vote on all matters brought before the Annual Meeting.
A list of stockholders of record as of the Record Date will be available for inspection during ordinary business hours at our corporate headquarters located at 909 Rose Avenue, 8th Floor, North Bethesda, Maryland 20852, for 10 days prior to the date of our Annual Meeting. The list will also be available for inspection at the Annual Meeting.
The quorum necessary to conduct business at the Annual Meeting consists of a majority of voting stock of the Company’s stock outstanding on the Record Date and entitled to vote at the Annual Meeting, either present in person or by remote communication or represented by proxy. Abstentions and broker non-votes (described below) are counted for purposes of determining the presence or absence of a quorum. In accordance with the Company’s Amended and Restated Bylaws (the
“Bylaws”), a director nominee is elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election (with abstentions not counted as a vote cast either for or against that nominee’s election).
However, if the Secretary of the Company determines that the number of director nominees exceeds the number of directors to be elected as of the record date for the annual meeting, the directors will be elected by a plurality of the votes cast. If directors are to be elected by a plurality of the votes cast, stockholders are not permitted to vote against a nominee.
Pursuant to our Corporate Governance Guidelines, incumbent directors nominated for election by the Board are required to tender a conditional, irrevocable letter of resignation to the Board. In the event that a nominee for director does not receive the required vote for re-election at the Annual Meeting, the Board will promptly consider whether to accept or reject the conditional resignation of that nominee, or whether other action should be taken. The Board will then take action within 90 days following the certification of election results and will promptly disclose its decision by filing a Current Report on Form 8-
K with the SEC.
The affirmative vote of the holders of a majority of the votes cast is required for ratification of the appointment of Ernst &
Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024,

88
2025 Proxy Statement

and for approval of the advisory vote to approve the compensation of our NEOs and for approval of the Amended and
Restated ESAB Corporation 2022 Omnibus Incentive Plan.
Abstentions will not be counted in determining the outcome of the vote for the election of directors, the ratification of the appointment of Ernst & Young LLP, or the advisory vote to approve the compensation of our NEOs.
Under the rules of the NYSE, the organization that holds your shares (i.e., your broker or other nominee) is not permitted to vote on certain matters, including the election of directors, and may determine not to vote your shares at all, unless you provide voting instructions. To ensure that your vote will be counted on all matters, we encourage you to provide instructions to your broker or other nominee on how to vote your shares. If you are a beneficial owner of shares held in street name and do not provide your broker or other nominee instructions on how to vote your shares, and the broker or nominee elects to vote your shares on some but not all matters, it will result in a “broker non-vote” for the matters on which the broker does not vote. Broker non-votes will not be counted in determining the outcome of the vote for the election of directors. Further, broker non-votes, if any, will not be counted in determining the ratification of the appointment of Ernst & Young LLP or the advisory vote to approve the compensation of our NEOs.
Only stockholders as of the Record Date are entitled to attend the Annual Meeting. To attend the Annual Meeting, stockholders of record must go to the meeting website at www.virtualshareholdermeeting.com/ESAB2025 and enter the control number found on the proxy card or the Notice previously received. If you are a beneficial stockholder who owns common stock in street name, meaning through a bank, broker or other nominee, and your voting instruction form or Notice indicates that you may vote those shares through the www.proxyvote.com website, then you may attend the Annual Meeting using the 16-digit control number indicated on that voting instruction form or Notice. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual
Meeting) and obtain a “legal proxy” in order to be able to attend the Annual Meeting. Once admitted, during the Annual
Meeting, stockholders may vote, submit questions and view the list of stockholders entitled to vote at the Annual Meeting by following the instructions available on the meeting website.

89
2025 Proxy Statement

Stockholder Proposals and Nominations
Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. To be considered for inclusion in next year’s proxy statement pursuant to Rule 14a-8 of the Exchange Act, stockholder proposals must be received by our Corporate Secretary at our principal executive offices no later than the close of business on November 28,
2025.
Requirements for Stockholder Director Nominations or Proposals for Other Business to be Brought Before an Annual
Meeting. Our Bylaws provide that, for a stockholder to nominate a candidate for election to the Board or propose any other business to be considered at an annual meeting other than through a proposal presented pursuant to Rule 14a-8 of the
Exchange Act, the stockholder must have given timely notice thereof in writing to the Secretary of the Company at ESAB
Corporation, 909 Rose Avenue, 8th Floor, North Bethesda, Maryland 20852, Attn: Corporate Secretary. To be timely for an annual meeting, the stockholder’s notice must be delivered to or mailed and received by the Secretary not less than 90 days nor more than 120 days before the anniversary date of the preceding annual meeting; accordingly, for the 2026 annual meeting, notice must be delivered to or mailed and received by the Secretary no later than the close of business on
February 7, 2026 and no earlier than January 8, 2026. However, if the annual meeting is set for a date that is more than 30 days before or more than 60 days after such anniversary, the Company must receive the notice not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day when the Company first publicly discloses the annual meeting date. Such notice must provide the information required by Section 2.4 of our Bylaws with respect to each matter, other than stockholder nominations of directors, that the stockholder proposes to bring before the annual meeting. Notice of stockholder nominations must provide the information required by Section 2.5 of our Bylaws.
Director Nominations under Rule 14a-19. To comply with the universal proxy rules, if a stockholder intends to solicit proxies in support of director nominees submitted under the Company’s advance notice provisions set forth in Section 2.4 of our
Bylaws, the proper written notice that sets forth all information required by Rule 14a-19 under the Exchange Act must be received by the Secretary of the Company at ESAB Corporation, 909 Rose Avenue, 8th Floor, North Bethesda, Maryland
20852, Attn: Corporate Secretary, by March 9, 2026 (or, if the 2026 annual meeting is set for a date that is more than 30 days before or more than 30 days after such anniversary, then notice must be provided not later than the close of business on the later of the 60th day prior to the 2026 annual meeting or the tenth day following the day when the Company first publicly discloses the 2026 annual meeting date). The notice requirement under Rule 14a-19 is in addition to the applicable advance notice requirements under our Bylaws as described above.
Delivery of Documents to Stockholders Sharing an
Address
SEC rules permit the delivery of a single copy of a company’s annual report and proxy statement, or notice of internet availability of proxy materials, as applicable, to any household at which two or more stockholders reside if they appear to be members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive, reduces mailing and printing expenses and conserves natural resources.
The broker, bank or other nominee for any stockholder who is a beneficial owner of the Company’s stock may deliver only one copy of the Company’s Annual Report to Stockholders and Proxy Statement, or the Company’s Notice, as applicable, to multiple stockholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of the Company’s Annual Report to Stockholders and Proxy Statement, or the Company’s Notice, as applicable, to any stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the Company’s Annual Report to Stockholders and Proxy Statement, or the Company’s Notice,
as applicable, now or in the future, should submit a written request to Investor Relations, ESAB Corporation, 909 Rose
Avenue, 8th Floor, North Bethesda, Maryland 20852 or call (301) 323-9099 and ask for Investor Relations. Beneficial owners sharing an address who are receiving multiple copies of the Company’s Annual Report to Stockholders and Proxy
Statement, or the Company’s Notice, as applicable, and wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

90
2025 Proxy Statement

Additional Information
A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2024 has been made available concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting.
The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.
The Company filed its Annual Report on Form 10-K with the SEC on February 20, 2025. The Company will mail without charge, upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended
December 31, 2024, including financial statements but excluding exhibits. Exhibits, if requested, will be furnished upon the payment of a fee determined by the Company, such fee to be limited to the Company’s reasonable expenses in furnishing the requested exhibit or exhibits. Please send a written request to Investor Relations, ESAB
Corporation, 909 Rose Avenue, 8th Floor, North Bethesda, Maryland 20852, or access these materials on the
Company’s website at www.esabcorporation.com on the Investors page.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies returned to us will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
By Order of the Board of Directors
Curtis E. Jewell
Secretary

■ANNEX A
Non-GAAP Financial Measures and Other Adjustments
ESAB has provided in this document measures that have not been prepared in accordance with accounting principles generally accepted in the United States (“non-GAAP”). ESAB presents some of these non-GAAP financial measures including and excluding Russia due to economic and political volatility caused by the war in
Ukraine, which results in enhanced investor interest in this information. Core non-GAAP financial measures excludes Russia for the year ended December 31, 2024. These non-GAAP financial measures may include one or more of the following: adjusted net income from continuing operations, Core adjusted net income from continuing operations, adjusted EBITDA (earnings before interest, taxes, Restructuring and other related charges, acquisition-amortization and other related charges and depreciation and other amortization), Core adjusted EBITDA and adjusted free cash flow.
Adjusted net income from continuing operations represents Net income from continuing operations attributable to ESAB Corporation, excluding Restructuring and other related charges, acquisition-amortization and other related charges and Pension settlement loss. Adjusted net income includes the tax effect of non-GAAP adjusting items at applicable tax rates and excludes the impact of discrete tax charges or gains in each period.
Adjusted net income per diluted share from continuing operations is a calculation of adjusted net income from continuing operations over the weighted-average diluted shares outstanding. ESAB also presents Core adjusted net income from continuing operations and Core adjusted net income per share - diluted from continuing operations, which are subject to the same adjustments as adjusted net income from continuing operations and adjusted net income per share - diluted from continuing operations, further removing the impact of Russia for the year ended December 31, 2024.
Adjusted EBITDA excludes from Net income from continuing operations the effect of Income tax expense,
Interest expense and other, net, Pension settlement loss, Restructuring and other related charges, acquisition-
amortization and other related charges and depreciation and other amortization. ESAB presents adjusted
EBITDA margins, which are subject to the same adjustments as adjusted EBITDA. ESAB also presents Core adjusted EBITDA and Core adjusted EBITDA margins, which are subject to the same adjustments as adjusted
EBITDA and adjusted EBITDA margins, respectively, further removing the impact of Russia for the year ended
December 31, 2024.
Adjusted free cash flow represents cash flows from operating activities excluding cash outflows related to discontinued operations, less Purchases of property, plant and equipment net proceeds from sale of certain properties. Cash conversion represents adjusted free cash flow divided by adjusted net income from continuing operations.
Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this document.

Year Ended December 31, 2024
Adjusted Net Income	(Dollars in millions)(1)
Net income from continuing operations (GAAP)	$293.1
Less: Income attributable to noncontrolling interest, net of taxes	5.9
Net income from continuing operations attributable to ESAB Corporation (GAAP)	287.2
Restructuring and other related charges – pretax(2)	10.2
Acquisition - amortization and other related charges – pretax(3)	34.5
Pension settlement loss – pretax	12.2
Tax effect on the above items(4)	(13.7)
Discrete tax adjustments(5)	(6.9)
Adjusted net income from continuing operations (non-GAAP)	323.5
Adjusted net income from continuing operations attributable to Russia (non- GAAP)(6)	13.0
Core adjusted net income from continuing operations (non-GAAP)	$310.5

Adjusted Net Income Per Share
Net income per share - diluted from continuing operations (GAAP)	$4.68
Restructuring and other related charges – pretax(2)	0.17
Acquisition - amortization and other related charges – pretax(3)	0.56
Pension settlement loss – pretax	0.20
Tax effect on the above items(4)	(0.22)
Discrete tax adjustments(5)	(0.11)
Adjusted net income per share - diluted from continuing operations (non- GAAP)	5.27
Adjusted net income per share - diluted from continuing operations attributable to Russia (non-GAAP)(6)	0.21
Core adjusted net income per share - diluted from continuing operations (non-GAAP)	$5.06
__________
(1)Numbers may not sum due to rounding.
(2)Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses and other costs in connection with the closure and optimization of facilities and product lines.
(3)Includes transactions expenses, amortization of intangibles, fair value charges on acquired inventories and integration expenses.
(4)This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the proceeding line items of the table. ESAB estimates the tax effect of each adjustment item by applying ESAB’s overall estimated effective tax rate to the pretax amount, unless the nature of the item and/or tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment.
(5)Discrete tax adjustments for ESAB include the impact of net discrete tax expenses related to law changes, certain dividend withholding taxes and the impact of unrecognized tax benefits due to favorable court ruling in a foreign jurisdiction.
(6)Represents Russia contribution for the year ended December 31, 2024.

Year Ended December 31, 2024
(Dollars in millions)(1)
Net income from continuing operations (GAAP)	$293.1
Income tax expense	77.3
Interest expense and other, net	64.9
Pension settlement loss	12.2
Operating income (GAAP)	$447.5
Adjusted to add:
Restructuring and other related charges(2)	$10.2
Acquisition - amortization and other related charges(3)	34.5
Depreciation and other amortization	36.6
Adjusted EBITDA (non-GAAP)	528.8
Adjusted EBITDA attributable to Russia (non-GAAP)(4)	18.1
Core adjusted EBITDA (non-GAAP)	$510.7
Adjusted EBITDA margin (non-GAAP)	19.3%
Core adjusted EBITDA margin (non-GAAP)(5)	19.7%
__________
(1)Numbers may not sum due to rounding.
(2)Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses and other costs in connection with the closure and optimization of facilities and product lines.
(3)Includes transactions expenses, amortization of intangibles, fair value charges on acquired inventories and integration expenses.
(4)Numbers calculated following the same definition as Adjusted EBITDA for total Company.
(5)Excludes Russia related sales of $149.6 million for the year ended December 31, 2024.

Year Ended December 31, 2024
(Dollars in millions)
Net cash provided by operating activities (GAAP)	$355.4
Purchases of property, plant and equipment (GAAP)	(51.8)
Proceeds from the sale of certain properties(1)	1.9
Payments related to discontinued operations	15.0
Adjusted free cash flow (non-GAAP)	$320.5
__________
(1)Includes proceeds from the sale of certain properties related to restructuring efforts for which previous cash outlays were included in Net cash used in investing activities.

■ANNEX B

ESAB CORPORATION
2022 OMNIBUS INCENTIVE PLAN

(continued)

Page
8.13No Reloads .......................................................................................................	16
8.14No Repricing ....................................................................................................	16
SECTION 9. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS ........	16
9.1Right to Payment and Grant Price ....................................................................	16
9.2Other Terms .....................................................................................................	16
9.3Term .................................................................................................................	17
9.4Transferability of SARS ...................................................................................	17
9.5Family Transfers ..............................................................................................	17
9.6No Repricing ....................................................................................................	17
SECTION 10. TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS ..............................................................................................................	17
10.1Grant of Restricted Stock or Stock Units .........................................................	17
10.2Restrictions; Minimum Vesting .......................................................................	17
10.3Restricted Stock Certificates ............................................................................	18
10.4Rights of Holders of Restricted Stock ..............................................................	18
10.5Rights of Holders of Stock Units .....................................................................	18
10.6Purchase of Restricted Stock ............................................................................	18
10.7Delivery of Stock .............................................................................................	18
SECTION 11. TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS ....	19
SECTION 12. FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK ........	19
12.1General Rule .....................................................................................................	19
12.2Surrender of Stock ............................................................................................	19
12.3Cashless Exercise; Net Exercise ......................................................................	19
12.4Other Forms of Payment ..................................................................................	19
SECTION 13. TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS .....	19
13.1Dividend Equivalent Rights .............................................................................	19
SECTION 14. TERMS AND CONDITIONS OF PERFORMANCE SHARES AND PERFORMANCE UNITS AWARDS .............................................................	20
14.1Grant of Performance Units/Performance Shares ............................................	20
14.2Award Agreement ............................................................................................	20
14.3Performance Goals~~Objectives~~ ..........................................................................	20
14.4Timing For Establishing Performance Goals ...................................................	20
14.5Settlement of Performance Awards; Other Terms ...........................................	21
14.6Performance Measures .....................................................................................	21
14.7Dividends and Dividend Equivalents ..............................................................	21
14.8Minimum Vesting Requirements .....................................................................	21

ESAB Corporation
2022 Omnibus Incentive Plan
(as amended and restated, effective as of May 8, 2025)
ESAB Corporation, a Delaware corporation, has established the ESAB Corporation ~~sets forth herein~~
~~the terms of its~~ 2022 Omnibus Incentive Plan, as amended and restated, effective as of May 8, 2025, as follows:
SECTION 1.PURPOSE
The Plan is intended to enhance the Company's and its Affiliates' (as defined herein) ability to attract and retain highly qualified officers, directors, ~~and~~ key employees and consultants,  and to motivate such persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.
SECTION 2.DEFINITIONS
For purposes of interpreting the Plan and related documents (including Award Agreements), the following capitalized terms shall have the respective meanings set forth below:
2.1“Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any
Subsidiary.  For purposes of granting stock options or stock appreciation rights, an entity may not be considered an Affiliate if it results in noncompliance with Code Section 409A.
2.2“Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock,
Unrestricted Stock, Stock Unit, Dividend Equivalent Right, Performance Share, Performance Unit,
Substitute Award or Conversion Award under the Plan.
2.3“Award Agreement” means any written agreement between the Company and a
Grantee that evidences and sets out the terms and conditions of an Award.  An Award Agreement may be provided in any medium, including any electronic medium.
2.4“Benefit Arrangement” has the meaning set forth in Section 15.
2.5“Board” means the Board of Directors of the Company.
2.6“Business Combination” has the meaning set forth in Section 2.8(3).
2.7“Cause” means, ~~as determined by the Board of the Committee and~~ unless otherwise provided in an Award Agreement or other applicable written agreement with the Company: (i) any theft, fraud, embezzlement, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, falsification of any documents or records of the Company or any of its Affiliates, felony or similar act by the Grantee (whether or not related to the Grantee’s relationship with the Company); (ii)
an act of moral turpitude by the Grantee, or any act that causes significant injury to, or is otherwise adversely affecting, the reputation, business, assets, operations or business relationship of the

Company (or a Subsidiary or Affiliate, when applicable); (iii) any breach by the Grantee of any material agreement with or of any material duty of the Grantee to the Company or any Subsidiary or
Affiliate thereof (including breach of confidentiality, non-disclosure, non-use non-competition or non-
solicitation covenants towards the Company or any of its Affiliates) or failure to abide by code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iv) any act which constitutes a breach of the Grantee’s fiduciary duty towards the Company or an Affiliate or Subsidiary, including disclosure of confidential or proprietary information thereof or acceptance or solicitation to receive unauthorized or undisclosed benefits, irrespective of their nature, or funds, or promises to receive either, from individuals, consultants or corporate entities that the Company or a Subsidiary does business with; (v) the Grantee’s unauthorized use, misappropriation, destruction, or diversion of any tangible or intangible asset or corporate opportunity of the Company or any of its Affiliates (including, without limitation, the improper use or disclosure of confidential or proprietary information); or (vi) any circumstances that constitute grounds for termination for cause under the Grantee’s Service Agreement with the Company or Affiliate, to the extent applicable.  ~~(i) gross negligence or willful misconduct in connection with the performance of~~
~~duties; (ii) conviction of a criminal offense (other than minor traffic offenses); (iii) material breach of~~
~~any term of any employment, consulting or other services, confidentiality, intellectual property or non-~~
~~competition agreements, if any, between the Service Provider and the Company or any Affiliate.~~  For
the avoidance of doubt, the determination as to whether a termination is for Cause for purposes of this
Plan, shall be made in good faith by the Committee and shall be final and binding on the Grantee.
2.8“Change in Control” means the occurrence of any of the following:
(1)the acquisition by any individual, entity or group (within the meaning of Section
13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership
(within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either: (A) the then-outstanding shares of common stock of the Company (the “Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the
Company entitled to vote generally in the election of directors (“Voting Stock”);
provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the
Company or any Subsidiary, (iv) any acquisition by any Person (or more than one Person acting as a group) that owns more than fifty (50) percent of the
Company Common Stock or Voting Stock and acquires additional shares, or (v)
any acquisition by any Person pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (3) below; or
(2)individuals who, as of the date hereof, constitute the Board (as modified by this subsection (2), the “Incumbent Board”), cease for any reason (other than death or disability) to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the
Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as such terms are used in Rule
14a-11 or Regulation 14 promulgated under the Exchange Act or successor statutes or rules containing analogous concepts) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
(3)the (i) consummation of a reorganization, merger, amalgamation or consolidation of the Company with any other corporation or other entity  or (ii)
sale or other disposition by the Company of all or substantially all of the assets of the Company, including any transaction or series of related transactions in which any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person) assets from the
Company that have a total gross fair market value equal to more than 50% of the total gross fair market value of all of the assets of, or that accounted for more than 50% of the revenue of the Company for the fiscal year immediately preceding, the Company immediately prior to such acquisition or acquisitions
(each, a “Business Combination”), in each case, unless, following such Business
Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Company Common Stock and Voting
Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then-
outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business
Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to such Business Combination, of the Company Common Stock and Voting Stock
of the Company, as the case may be, (B) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, more than fifty percent (50%), respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business
Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board providing for such Business Combination; or
(4)approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
A “Change in Control” will be deemed to occur (i) with respect to  a Change in Control pursuant to subsection (1) above, on the date that any Person becomes the beneficial owner of more than fifty percent (50%) of either the Company Common Stock or the Voting Stock, (ii) with respect to a
Change in Control pursuant to subsection (2) above, on the date the members of the Incumbent Board first cease for any reason (other than death or disability) to constitute at least a majority of the Board,
(iii) with respect to a Change in Control pursuant to subsection (3) above, on the date the applicable transaction closes and (iv) with respect to a Change in Control pursuant to subsection (4) above, on the date of the stockholder approval.  Notwithstanding the foregoing provisions, a “Change in Control”
shall not be deemed to have occurred for purposes of this Plan either solely because of a change in control of any Subsidiary by which the Grantee may be employed~~, or as a result of Colfax's dividend~~
~~of Stock to the stockholders of Colfax~~. For any Award that provides for accelerated distribution on a
Change in Control of amounts that constitute “deferred compensation” (as defined in Section 409A of the Code), if the event that constitutes such Change in Control does not also constitute a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the
Company’s assets (in either case, as defined in Section 409A of the Code), such amount shall not be distributed on such Change in Control but instead shall vest as of such Change in Control and shall be distributed on the scheduled payment date specified in the applicable Award Agreement, except to the extent that earlier distribution would not result in the Participant who holds such Award incurring interest or additional tax under Section 409A of the Code.
2.9“Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.
2.10"Colfax” means Colfax Corporation, a Delaware corporation, or its successors.
2.11“Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.
2.12“Company” means  ESAB Corporation, a Delaware corporation, or its successors.
2.13“Company Common Stock” has the meaning set forth in Section 2.8(1).
2.14“Conversion Award” means an Award granted pursuant to Section 15 of the Plan.
2.15“Disability” means the Grantee is unable to perform each of the essential duties of such
Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than twelve (12) months; provided, however, that, with respect to rules regarding expiration of an
Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the
Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.
2.16“Dividend Equivalent Right” and “Dividend Equivalent” means a right, granted to a
Grantee under Section 13 hereof, to receive cash, Stock, other Awards or other property in an amount equal in value to the dividends paid with respect to all or a specified number of shares of Stock, or other periodic payments.
2.17“Effective Date” means April 4, 2022.
2.18“Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.19“Exercise Price” means (a) in the case of an Option, the amount for which a share  of
Stock may be purchased upon exercise of such Option, and (b) in the case of a Stock Appreciation
Right, the per share of Stock amount which is subtracted from the Fair Market Value of a share of
Stock in determining the amount payable upon exercise of such SAR.
2.20“Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc. or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the
Board or the Committee shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the average between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported.  If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board or the Committee in good faith in a manner consistent with Code Section
409A.
2.21“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.
2.22“Full Value Award” means any Award, other than an Option or Stock Appreciation
Right, that is settled by the issuance of shares of Stock (or, at the direction of the Committee, settled in cash or other consideration by reference to the value of shares of Stock).
2.23“Grant Date” means the date on which the Board or Committee, as applicable, adopts a resolution or takes other appropriate action, granting an Award to a Service Provider or, if a later date is set forth in such resolution, then such later date as set forth therein.
2.24“Grantee” means a person who receives or holds an Award under the Plan.
2.25“Incentive Stock Option” means an “incentive stock option” within the meaning of
Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.
2.26“Incumbent Board” has the meaning set forth in Section 2.8(2).
2.27“Minimum Vesting Requirements” means, notwithstanding any provision of this Plan to the contrary, on and after the Effective Date, ~~the Committee shall~~ not ~~award~~ more than five percent
(5%) of the aggregate number of shares of Stock that are available for grant under this Plan as of the
Effective Date may be issued pursuant to Awards that have vested ~~are solely subject to vesting~~
~~conditions~~ or were subject to Performance Measures that were settled in ~~performance periods that are~~

less than one (1) year following the Grant Date of the applicable Award, subject, in each case to the
Committee’s authority under this Plan to vest Awards earlier, as the Committee deems appropriate, upon the occurrence of a Change in Control, in the event of a Service Provider’s termination of employment or Service or otherwise as permitted by this Plan.
2.28“Net Exercise” means a Grantee’s ability (if authorized by the Board or the
Committee) to exercise an Option by directing the Company to deduct from the shares of Stock issuable upon exercise of his or her Option a number of shares of Stock having an aggregate Fair
Market Value equal to the sum of the aggregate Option Price therefor plus the amount of the Grantee’s tax withholding described in Section 19.3 (if any), whereupon the Company shall issue to the Grantee the net remaining number of shares of Stock after such deduction.
2.29“Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.
2.30“Option” means an option to purchase one or more shares of Stock pursuant to the Plan that is either an Incentive Stock Option or a Non-qualified Stock Option.
2.31“Option Price” means the Exercise Price for each share of Stock subject to an Option.
2.32“Other Agreement” has the meaning set forth in Section 16.
2.33“Outside Director” means a member of the Board who is not an officer or employee of the Company.
2.34“Performance Award” means an Award the grant, issuance, retention, vesting and/or settlement of which is subject to satisfaction of one or more of the Performance Measures, either alone or in addition to any service or time-based conditions ~~made subject to the attainment of one or more~~
~~performance goals (as described in Section 14) over a Performance Period of up to ten (10) years~~.
2.35“Performance-Based Compensation” means compensation under an Award that is intended to constitute performance-based compensation within the meaning of Code Section 409A.
2.36“Performance Measures” means one or more performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a Subsidiary, business unit or operation, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, and which may be based on U.S.
generally accepted accounting principles (“GAAP”) or non-GAAP measures, or such other objective performance measures as specified by the Committee ~~measures as described in Section 14 and~~
~~Appendix A on which the performance goals are based~~.
2.37“Performance Period” means the period of time not in excess of ten (10) years during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to a Performance Award.
2.38“Performance Share” means a Performance Award under Section 14 hereof and subject to the terms of this Plan, denominated in Stock, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.39“Performance Unit” means a Performance Award under Section 14 hereof and subject to the terms of this Plan, denominated in Stock Units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.
2.40“Person” has the meaning set forth in Section 2.8(1).
2.41“Plan” means this ESAB Corporation 2022 Omnibus Incentive Plan, as the same may be amended from time to time.
2.42[Reserved]
2.43“Purchase Price” means the purchase price paid by a Grantee for each share of Stock pursuant to a grant of Restricted Stock or Unrestricted Stock.
2.44“Reporting Person” means a person who is required to file reports under Section 16(a)
of the Exchange Act.
2.45“Repricing” and “Repriced” means any action, other than adjustment as provided in
Section 18, lowering of the Option Price or SAR Exercise Price or any other action that has the same effect or is treated as a repricing under generally accepted accounting principles, and includes a cancellation of an Option or SAR when its Option Price or SAR Exercise Price exceeds the Fair
Market Value of the underlying Stock and exchange for another Option, SAR or other Award or a cash payment.
2.46“Restricted Period” has the meaning set forth in Section 10.2.
2.47“Restricted Stock” means one or more shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.
2.48“SAR Exercise Price” means the per share Exercise Price of an SAR granted to a
Grantee under Section 9 hereof.
2.49“Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.
2.50“Service” means (i) such term as defined in an applicable Award Agreement, if the
Award Agreement so defines such term, or (ii) if not defined in an applicable Award Agreement, service as a Service Provider to the Company or an Affiliate.  Unless otherwise determined by the
Committee ~~stated in the applicable Award Agreement~~, a Grantee’s change in position or duties, including any transition from service as an employee, officer, director or consultant to any other such status, and periods of leave following which a Service Provider is expected to return to service with the Company or an Affiliate shall not result in interrupted or terminated Service, so long as such
Grantee continues to be a Service Provider to the Company or an Affiliate.  Any periods of garden leave prior to a Service Provider’s termination of service with the Company or an Affiliate shall not be considered periods of “Service” hereunder, unless the Committee determines otherwise.  The
Committee may determine that any spin-off, divestiture, or sale of a Subsidiary, business or operation of the Company constitutes a cessation of Service with respect to any Service Provider principally engaged with or by such Subsidiary, business or operation, notwithstanding that such individual continues to provide services to or with respect to such Subsidiary, business or operation. Subject to the preceding, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board or the Committee, which determination shall be final, binding and conclusive.
2.51“Service Provider” means an employee, officer, ~~or~~ director or consultant of ~~the~~
~~Company or an Affiliate, currently providing services to~~ the Company or an Affiliate.
2.52“Share Counting” has the meaning set forth in Section 4.4.
2.53“Stock” means the common stock, par value $0.001 per share, of the Company.
2.54“Stock Appreciation Right” or “SAR” means a right granted to a Grantee under
Section 9 hereof.
2.55“Stock Unit” means a bookkeeping entry representing the equivalent of one share of
Stock awarded to a Grantee pursuant to Section 10 hereof.
2.56“Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.
2.57“Substitute Award” means an Award granted upon assumption of, or in substitution for, an outstanding award previously granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.
2.58“Ten Percent Stockholder” means an individual who owns more than ten percent
(10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries, within the meaning of Section 422(b)(6) of the Code.  In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.
2.59“Total Available Shares” has the meaning set forth in Section 4.1.
2.60“Unrestricted Stock” means one or more shares of Stock, awarded to a Grantee pursuant to Section 11 hereof.
2.61“Voting Stock” has the meaning set forth in Section 2.8(1).
SECTION 3.ADMINISTRATION OF THE PLAN
3.1Board.  The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws and applicable law.  The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement.
The Board may take any action with respect to the Plan or any Award that the Committee is authorized to take pursuant to Section 3.2 below. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the
Board executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law.  The interpretation and construction by the Board of any provision of the Plan, any
Award or any Award Agreement shall be final, binding and conclusive.
3.2Committee.  The Board hereby delegates to the Compensation Committee of the
Board, which shall be the Committee hereunder until such time as a replacement Committee is so designated by the Board, such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and Section 3.3 below.
(i)Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, and any successor thereto appointed by the Board to administer the
Plan shall consist of two or more Outside Directors of the Company who meet such requirements as may be established from time to time by the Securities and Exchange
Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor)
under the Exchange Act, and who comply with the independence requirements of the stock exchange on which the Stock is listed.
(ii)The Board may also appoint one or more separate committees, each composed of one or more directors of the Company who need not be Outside Directors or one or more officers of the Company who need not be members of the Board, who may, within specified parameters, administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.
(iii)The Committee may delegate to any appropriate officer or employee of the
Company or an Affiliate responsibility for performing ministerial and administrative functions under the Plan.
(iv)In the event that the Committee’s authority is delegated to any officer or employee in accordance with this Section 3.2, any actions undertaken by such person in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to such officer or employee.
In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section.  Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive.  To the extent permitted by law, the Committee may delegate its authority under the
Plan to a member of the Board.
3.3Committee Authority.  Subject to the other terms and conditions of the Plan, the
Committee shall have full and final authority to:
(i)designate Grantees;
(ii)determine the type or types of Awards to be made to a Grantee;
(iii)determine the number of shares of Stock to be subject to an Award;

(iv)subject to the Minimum Vesting Requirements, establish the terms, conditions, restrictions and other provisions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the grant, vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);
(v)prescribe the form of each Award Agreement evidencing an Award, which need not be identical for each Grantee;
(vi)~~G~~grant Awards;
(vii)~~E~~establish performance conditions and goals for Performance Awards, and verify the level of performance attained with respect to such performance conditions and goals;
(viii)~~A~~adopt sub-plans or supplements to, or alternative versions of, the Plan as the
Committee deems necessary or desirable to comply with laws or regulations or to accommodate the tax policy or custom of, foreign jurisdictions.
(ix)correct any defect, supply any omission or reconcile any inconsistency in this
Plan, any Award or any Award Agreement,
(x)establish, adopt or revise rules, guidelines and policies for the administration of the Plan;
(xi)amend, modify, or supplement the terms of any outstanding Award.  Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.  Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, materially impair the
Grantee’s rights under such Award.  In addition, notwithstanding anything in the Plan to the contrary, the Committee shall not have the discretion to accelerate the vesting of any outstanding Awards, except that the Committee may accelerate the vesting of Awards in the event of a Grantee’s death or Disability or as provided in Section 18 of the Plan; and
(xii)make all other decisions and determinations, and take such other actions with respect to the Plan or any Award as the Committee shall deem necessary, appropriate or advisable for the administration of the Plan and any Award.
The express grant of any specific power to the Committee, and the taking of any action by the
Committee, shall not be construed as limiting any power or authority of the Committee.  The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee.  Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause.
3.4Deferral Arrangement.  The Board or the Committee may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents.  Any such deferrals shall be made in a manner that complies with Code Section 409A.
3.5No Liability.  No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award
Agreement.
3.6Share Issuance/Book-Entry.  Notwithstanding any provision of this Plan to the contrary, the issuance of shares of Stock under the Plan may be evidenced in such a manner as the
Board or Committee, in its discretion, deems appropriate, including, without limitation, book-entry registration on a non-certificated basis or issuance of one or more Stock certificates, subject to applicable law and the rules of the applicable stock exchange.  Any reference to the issuance of Stock certificates to a Grantee shall be deemed to include any such issuance of the Stock. Except as other provided in an Award Agreement, no person shall have any interest in any shares of Stock under the
Plan until such shares are recorded in the Company’s stock register as issued. In the event that the
Committee determines in its discretion that the listing, qualification, registration or approval of shares available for issuance under the Plan is necessary, no shares of Stock shall be issuable under an Award
Agreement unless such listing, qualification, registration or approval has been unconditionally obtained.
SECTION 4.STOCK SUBJECT TO THE PLAN
4.1Number of Shares.  Subject to the Share Counting rules set forth in Section 4.4 and to adjustment as provided in Section 18, the aggregate number of shares of Stock reserved and available for issuance pursuant to Awards (including Conversion Awards) granted under the Plan shall be
5,500,000  shares, which number may be increased by the number of shares available for issuance under a stockholder-approved plan of a business entity that is a party to an acquisition, merger or other transaction in which the Company or an Affiliate acquires the business entity (as appropriately adjusted, if necessary, to reflect such transaction) (“Total Available Shares”).
4.2Incentive Stock Options.  The maximum number of shares of Stock that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 5,500,000 shares, subject to adjustment as provided in Section 18.
4.3[Reserved]
4.4Share Counting.
(i)The number of shares of Stock covered by an Award, or to which an Award relates, shall be subtracted from the Total Available Shares reserve as of the Grant Date.
(ii)To the extent an Award (including any Conversion Award) is canceled, terminates, expires, is forfeited or lapses for any reason (in whole or in part), any unissued or forfeited shares of Stock subject to the Award shall be added back to the Total Available
Shares reserve and available again for issuance pursuant to Awards granted under the Plan.
(iii)Any shares of Stock related to Awards that are settled in cash or other consideration in lieu of shares of Stock shall be added back to the Total Available Shares reserve and available again for issuance pursuant to Awards granted under the Plan.
(iv)Shares of Stock withheld or deducted from an Award by the Company to satisfy tax withholding requirements relating to  Options or Stock Appreciation Rights shall not be added back to the Total Available Shares reserve and shall not again be available for issuance pursuant to Awards granted under the Plan, but shares of Stock withheld or deducted by the
Company to satisfy tax withholding requirements relating to Full Value Awards shall be added back to the Total Available Shares reserve and available again for issuance pursuant to Awards granted under the Plan.  Shares of Stock delivered by a Grantee to the Company to satisfy tax withholding requirements shall be treated in the same way as shares of Stock withheld or deducted from an Award as specified above for purposes of Share Counting under this Section
4.4.
(v)If the full number of shares of Stock subject to an Option or a Stock-settled
Stock Appreciation Right is not issued upon exercise of such Option or Stock Appreciation
Right for any reason, including by reason of a net settlement or Net Exercise, all such shares of
Stock that were covered by the exercised Option or SAR shall not be added back to the Total
Available Shares reserve and shall not again be available for issuance pursuant to Awards granted under the Plan.
(vi)If the Exercise Price of an Option is satisfied by the Grantee delivering shares of
Stock to the Company (by either actual delivery or attestation), such shares of Stock shall not be added to the Total Available Shares reserve and shall not be available for issuance pursuant to Awards granted under the Plan.
(vii)To the extent that the full number of shares of Stock subject to a Performance
Award (other than an Option or Stock Appreciation Right) is not issued by reason of failure to achieve maximum performance goals, the number of shares of Stock not issued shall be added back to the Total Available Shares reserve and shall be available again for issuance pursuant to
Awards granted under the Plan.
(viii)Shares of Stock repurchased on the open market with the proceeds of an Option exercise shall not be added to the Total Available Shares reserve and shall not be available for issuance pursuant to Awards granted under the Plan.
(ix)Any Dividend Equivalent denominated in shares of Stock shall be counted against the Total Available Shares in such amount and at such time as the Dividend Equivalent first constitutes a commitment to issue shares of Stock.
(x)Substitute Awards granted shall not count against the Total Available Shares reserve.
4.5Source of Shares of Stock.  Shares of Stock issued under the Plan may consist, in whole or in part, of authorized but unissued shares or treasury shares of Stock.

4.6Fractional Shares of Stock.  No fractional shares of Stock shall be issued under or pursuant to the Plan or any Award and the Committee shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares of Stock or whether such fractional shares of Stock shall be eliminated by rounding down.
SECTION 5.EFFECTIVE DATE, DURATION AND AMENDMENTS
5.1Effective Date.  The Plan shall be effective on the Effective Date.
5.2Term.  The Plan shall terminate automatically on the ten (10) year anniversary of the later of (i) the Effective Date ~~set forth in Section 5.1~~, and (ii) the date the Plan (or any amendment thereof) was most recently approved by stockholders, and may be terminated on any earlier date as provided in Section 5.3.  Any Awards of Incentive Stock Options shall be granted within the time periods  provided in Section 8.3.  No termination of the Plan shall have any effect on any Awards then outstanding under the Plan.
5.3Amendment and Termination of the Plan.  The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made.  An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements.  No Awards shall be made after termination of the Plan.  No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded under the Plan, except to the extent (i) such action is expressly authorized under the terms of the Plan, including pursuant to Section 18, (ii) determined necessary or appropriate by the Committee to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations, including to impose any “clawback” or recoupment provisions, or (iii) that the Committee determines that any such action is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.
SECTION 6.AWARD ELIGIBILITY AND LIMITATIONS
6.1Service Providers. Subject to this Section 6, Awards may be made under the Plan to any Service Provider to the Company or of any Affiliate, including any Service Provider who is an officer or director of the Company or of any Affiliate, as the Board or the Committee shall determine and designate from time to time.
6.2Successive Awards and Substitute Awards.  An eligible person may receive more than one Award, subject to such restrictions as are provided herein.  Notwithstanding Sections 8.1 and
9.1, the Option Price of an Option or the grant price of an SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original date of grant; provided, that the Option Price or grant price is determined in accordance with the principles of
Code Section 424, Code Section 409A, and the regulations thereunder.  Substitute Awards may be granted (on such terms and conditions as the Committee determines appropriate) in assumption of, or in substitution or exchange for, stock and stock-based awards held by employees, directors and other service providers of another entity who, pursuant to an acquisition (whether by purchase, merger or other Change in Control) by the Company or an Affiliate, become employees, directors or other service providers of the Company or an Affiliate.

6.3Limitation on Awards to Outside Directors.  Subject to Section 15, the aggregate dollar value of equity-based and cash compensation granted under this Plan or otherwise during any calendar year to any Outside Director shall not exceed Six~~Three~~ Hundred Twenty Five ~~Fifty~~ Thousand
Dollars ($625~~350~~,000); provided, however, that in the calendar year in which an Outside Director first joins the Board or is first designated as Chairman of the Board or Lead Director, the maximum aggregate dollar value of equity-based and cash compensation granted to the Outside Director may be up to two hundred percent (200%) of the foregoing limit.
~~6.4 Maximum Awards. Subject to Section 15 and to adjustment as provided in Section 18,~~
~~the maximum number of shares of Stock underlying Awards to any one Grantee during any fiscal year~~
~~of the Company shall be 1,000,000.~~
SECTION 7.AWARD AGREEMENT
Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such written or documented form or forms as the Board or the Committee shall from time to time determine.  Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.  Each Award Agreement evidencing an
Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such Options shall be deemed
Non-qualified Stock Options.
SECTION 8.TERMS AND CONDITIONS OF OPTIONS
8.1Option Price.  The Option Price of each Option shall be fixed by the Board or the
Committee and stated in the Award Agreement evidencing such Option.  Except for Substitute Awards and Conversion Awards, the Option Price of each Option shall be at least the Fair Market Value on the
Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent
Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive
Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the Grant Date.  In no case shall the Option Price of any Option be less than the par value of a share of Stock.
8.2Vesting.  Subject to Sections 8.3 and 18 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions (including conditions based on achievement of performance goals and/or future service requirements) as shall be determined by the
Board or the Committee and stated in the Award Agreement.  Except for Substitute Awards,
Conversion Awards and the Minimum Vesting Requirements exceptions, Options shall have a vesting period of at least twelve (12) months from the Grant Date.  For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.
8.3Term.  Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board or the Committee and stated in the Award Agreement relating to such
Option; provided, however, that (i) in the event that the Grantee is a Ten Percent Stockholder, an
Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date; and (ii) such term shall be automatically extended by thirty (30) days (but to no longer than ten (10) years for any Option that intended to be an Incentive Stock Option or to no longer than five (5) years for any Option that intended to be an Incentive Stock Option and is granted to a Ten Percent Stockholder) in the event that the original term of the Option is set to expire during a closed window period applicable to the
Grantee.  Any Award of an Incentive Stock Option must be made prior to April 3, 2030.
8.4Termination of Service.  Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service.
Such provisions shall be determined in the sole discretion of the Board or the Committee, need not be uniform among all Options granted pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
8.5Limitations on Exercise of Option.  Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in
Section 18 hereof which results in termination of the Option.
8.6Method of Exercise. Subject to such rules and procedures as may be established by the
Board or the Committee, the provisions of this Section 8.6 shall apply to the exercise of Options. An
Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the
Company.  Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised; and, subject to Section 12, unless the Board or Committee in its discretion permits payment through a “cashless exercise” or Net Exercise procedure, shall be accompanied by payment in full of the Option Price of the shares of Stock for which the Option is being exercised plus the amount
(if any) of federal and/or other taxes which the Company may, in its judgment, determine~~be required~~
to withhold with respect to an Award.  The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) one hundred (100)
shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise.
8.7Rights of Holders of Options.  An individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of
Stock) until the shares of Stock covered thereby are fully paid for and issued to the Grantee.  Except as provided in Section 18 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.
8.8Delivery of Stock.  Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of the shares of
Stock subject to the Option pursuant to Section 3.6.
8.9Transferability of Options.  Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option.  Except as provided in Section 8.10, no
Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
8.10Family Transfers.  If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family
Member.  For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift,

(ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family
Members (or the Grantee) in exchange for an interest in that entity.  Following a transfer under this
Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.  Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution.  The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.
8.11Limitations on Incentive Stock Options.  An Option shall constitute an Incentive
Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the
Company and its Affiliates) does not exceed One Hundred Thousand Dollars ($100,000).  This limitation shall be applied by taking Options into account in the order in which they were granted.
8.12Notice of Disqualifying Disposition.  If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.
8.13No Reloads. Award Agreements for Options shall not contain any provision entitling a
Grantee to the automatic grant of additional Options in connection with the exercise of the original
Option.
8.14No Repricing. Except as contemplated by the provisions of Section 18, outstanding
Options will not be repriced without the prior approval of the Company’s stockholders.
SECTION 9.TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS
9.1Right to Payment and Grant Price.  A Stock Appreciation Right shall confer on the
Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair
Market Value of one share of Stock on the date of exercise over (B) the SAR Exercise Price as determined by the Board or the Committee.  The Award Agreement for an SAR shall specify the SAR
Exercise Price, which shall be at least the Fair Market Value of a share of Stock on the Grant Date.
SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that an SAR that is granted subsequent to the
Grant Date of a related Option must have a SAR Exercise Price that is no less than the Fair Market
Value of one share of Stock on the Grant Date of the SAR.
9.2Other Terms.  The Board or the Committee shall determine at the Grant Date, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part
(including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to

Grantees, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.  Notwithstanding the foregoing, except for Substitute Awards,
Conversion Awards and the Minimum Vesting Requirements exceptions, SARs shall have a vesting period of at least twelve (12) months from the Grant Date.
9.3Term.  Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board or the
Committee and stated in the Award Agreement relating to such SAR; provided, however, that such term shall be automatically extended by thirty (30) days in the event that the original term of the SAR is set to expire during a closed window period applicable to the Grantee.
9.4Transferability of SARS.  Except as provided in Section 9.5, during the lifetime of a
Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise a SAR.  Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
9.5Family Transfers.  If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of a SAR to any Family Member.  For the purpose of this Section 9.5, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity.  Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.  Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.
9.6No Repricing. Except as contemplated by the provisions of Section 18, outstanding
Stock Appreciation Rights will not be repriced without the prior approval of the Company’s stockholders.
SECTION 10.TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK
UNITS
10.1Grant of Restricted Stock or Stock Units.  Each Award of Restricted Stock or Stock
Units shall be evidenced by an Award Agreement and may be made for no consideration (other than par value of the shares of Stock which is deemed paid by Services already rendered).  Settlement of each Award of Stock Units shall be in cash, Stock, other property or a combination thereof, in the discretion of the Committee.
10.2Restrictions; Minimum Vesting.  At the time a grant of Restricted Stock or Stock
Units is made, the Board or the Committee may, in its sole discretion, establish a period of time (a
“Restricted Period”) applicable to such Restricted Stock or Stock Units.  Each Award of Restricted
Stock or Stock Units may be subject to a different Restricted Period.  The Board or the Committee may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period.  Notwithstanding the foregoing, except for Substitute Awards, Conversion Awards and the Minimum Vesting Requirements
exceptions, Awards of Restricted Stock or Stock Units subject solely to continued Service with the
Company or an Affiliate shall have a vesting period of at least twelve (12) months from the Grant

Date.  Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board or the Committee with respect to such Restricted Stock or
Stock Units.
10.3Restricted Stock Certificates.  The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or book-entry registered shares pursuant to Section 3.6 representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date.  The Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or such certificates or book-entry registered shares shall be delivered to the
Grantee, provided, however, that such certificates or book-entry registered shares shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.
10.4Rights of Holders of Restricted Stock.  Unless the Board or the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock.  The Board or the
Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of
Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock.  All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.
10.5Rights of Holders of Stock Units.
(i)Voting and Dividend Rights.  Holders of Stock Units shall have no rights as stockholders of the Company.  The Board or the Committee may provide in an Award
Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock.  Such
Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.
(ii)Creditor’s Rights.  A holder of Stock Units shall have no rights other than those of a general creditor of the Company.  Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award
Agreement.
10.6Purchase of Restricted Stock.  The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock, or
(ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock.
The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Board or the Committee, in consideration for past Services rendered to the Company or an Affiliate.
10.7Delivery of Stock.  Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board or the Committee, the restrictions applicable to shares of Restricted Stock or Stock Units shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate or book-entry registration for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.
Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the share of Stock represented by the Stock Unit (or cash or other property, as applicable) has been delivered.
SECTION 11.TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS
The Board or the Committee may, in its sole discretion, grant (or sell at par value or such other higher Purchase Price determined by the Board or the Committee) an Award of Unrestricted Stock to
any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions
(“Unrestricted Stock”) under the Plan.  Awards of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past Services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.
SECTION 12.FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK
12.1General Rule.  Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.
12.2Surrender of Stock.  To the extent the Award Agreement so provides, payment of the
Option Price for shares of Stock purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase
Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.
12.3Cashless Exercise; Net Exercise.  With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by (i) delivery (on a form acceptable to the Board or the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 19.3, or (ii) a Net Exercise.
12.4Other Forms of Payment.  To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for
Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules.
SECTION 13.TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS
13.1Dividend Equivalent Rights.  A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of
Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares of
Stock had been issued to and held by the recipient.  A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs.  The terms and conditions of Dividend Equivalent
Rights shall be specified in the Award Agreement.  Dividend Equivalents credited to the holder of a
Dividend Equivalent Right may be paid currently or at the end of any applicable vesting period, or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents.  Any such reinvestment shall be at Fair Market Value on the date of reinvestment.
Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board or the Committee.  A
Dividend Equivalent Right granted as a component of another Award may provide that such Dividend
Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.  A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions which are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights credited pursuant to a
Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest or become payable unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the
Grantee of such Dividend Equivalent Rights shall promptly forfeit and repay to the Company payments made in connection with such Dividend Equivalent Rights. Awards of Dividend Equivalent
rights shall be subject to the Minimum Vesting Requirements.
SECTION 14.TERMS AND CONDITIONS OF PERFORMANCE SHARES AND
PERFORMANCE UNITS AWARDS
14.1Grant of Performance Units/Performance Shares.  Subject to the terms and provisions of this Plan, the Board or Committee, at any time and from time to time, may grant Awards of Performance Units and/or Performance Shares to Grantees in such amounts and upon such terms as the Board or Committee shall determine.
14.2Award Agreement.  Each Award of Performance Shares or Performance Units shall be evidenced by an Award Agreement that shall specify the number of Performance Shares or
Performance Units subject to the Award, the performance goals~~objectives~~ (which may be based on~~include~~ Performance Measures), the Performance Period applicable to the Award, any other conditions or restrictions on the Award (including any service- or time-based conditions), and such other terms and conditions as the Board or Committee, in its discretion, determines and as are consistent with this Plan.  Each Performance Share shall have an initial value equal to the Fair Market
Value of a Share on the Grant Date.
14.3Performance Goals~~Objectives~~.  Any grant of Performance Shares or Performance
Units shall specify performance goals~~objectives~~ (which may include Performance Measures), which, if achieved, will result in payment or early payment of the Award.  Each grant shall specify a minimum acceptable level of achievement of the performance goals~~objectives~~ and shall set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above minimum level, but falls short of full achievement of the specified performance goals~~objectives~~.  Before the Performance Shares or Performance Units shall be earned and paid, the Committee must determine the level of achievement of the performance goals~~objectives~~.
14.4Timing For Establishing Performance Goals.  For Performance Awards other than
Options that are intended to qualify as “performance-based compensation” for purposes of Code
Section 409A, performance goals shall be established not later than ninety (90) days after the beginning of any performance period applicable to such Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 409A and the regulations issued thereunder.

14.5Settlement of Performance Awards; Other Terms.  Settlement of Performance
Awards shall be in cash, Stock, other property or a combination thereof, in the discretion of the
Committee.  The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards.  The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.
14.6Performance Measures.  Any Performance Measure(s) may be used to measure the performance of the Company, any Subsidiary, and/or any Affiliate as a whole or any business unit of the Company, any Subsidiary, and/or any Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select share price, including growth measures and total stockholder return as compared to various stock market indices.  The Committee also has the authority to provide for accelerated vesting of any Performance Award based on the achievement of performance goals pursuant to the Performance Measures.
(i)Evaluation of Performance.  The Committee may provide in any Award
Agreement that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) events or circumstances that are unusual in nature or infrequently occurring; (f)
acquisitions or divestitures; and (g) foreign exchange gains and losses.
(ii)Adjustment of Performance-Based Compensation.  Awards that are intended to qualify as Performance-Based Compensation may be adjusted upward or downward, either on a formula or discretionary basis, or any combination as the Committee determines.
14.7Dividends and Dividend Equivalents.  The Committee may, at the Grant Date of
Performance Shares or Performance Units, provide for payment of dividends or dividend equivalents to the Grantee either in cash or in additional Shares, subject in all cases to deferral and payment on a contingent basis based on Grantee’s earning of the Performance Shares or Performance Units with respect to which such dividend equivalents or dividends are paid.
14.8Minimum Vesting Requirements.  Except for Substitute Awards, Conversion Awards
and the Minimum Vesting Requirements exceptions, Awards of Performance Shares and Performance
Units shall have a vesting period of at least twelve (12) months from the Grant Date.
SECTION 15.CONVERTED COLFAX AWARDS
The Company is authorized to issue Awards (“Conversion Awards”) in connection with the equitable adjustment and/or replacement of certain equity-based awards granted by Colfax prior to the separation of the Company from Colfax (the “Separation”) (collectively, the “Colfax Awards”).
Notwithstanding any other provision of the Plan to the contrary, in accordance with a formula for conversion and/or replacement of the Colfax Awards as determined by the Company in a manner consistent with the Separation, the number of shares of Stock subject to a Conversion Award and the exercise price of any Conversion Award that is an Option shall be determined by the Committee.
SECTION 16.PARACHUTE LIMITATIONS

Notwithstanding any other provision of this Plan or of any Award Agreement or other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the
Company or any Affiliate, except an agreement, contract, or understanding that expressly addresses
Section 280G or Section 4999 of the Code (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee
(including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a
“Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock, Stock Unit, Performance Share or Performance Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other
Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the
Code as then in effect (a “Parachute Payment”), and (ii) if, as a result of receiving a Parachute
Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a
Parachute Payment.  In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-
tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the
Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.
SECTION 17.REQUIREMENTS OF LAW
17.1General.  The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares of Stock would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations.  If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares of Stock hereunder, no shares of Stock may be issued or sold to the
Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award.  Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under such
Securities Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act.  Any determination in this connection by the
Board shall be final, binding, and conclusive.  The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act.  The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority.  As to any jurisdiction that expressly imposes the requirement that an Option
(or SAR that may be settled in shares of Stock) shall not be exercisable until the shares of Stock covered by such Option (or SAR) are registered or are exempt from registration, the exercise of such
Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
17.2Rule 16b-3.  During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, to the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange
Act, the Award will be granted by the Board or the Committee (or a subcommittee thereof) that consists solely of two or more Outside Directors, as determined under Rule 16b-3(b)(3) of the
Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or the Committee (or a subcommittee) meeting such requirements to the extent necessary for such exemption to remain available ~~it is the intent of the Company that Awards pursuant~~
~~to the Plan and the exercise of Options and SARs granted hereunder will qualify for the exemption~~
~~provided by Rule 16b-3 under the Exchange Act~~.  To the extent that any provision of the Plan or action by the Board or the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan.  In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.
SECTION 18.ADJUSTMENTS FOR CHANGES IN CAPITALIZATION
18.1Mandatory Adjustments.  In the event of an "equity restructuring" (as such term is defined in Financial Accounting Standards Board Accounting Standards Codification Topic 718,
"Compensation — Stock Compensation"), including any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend, the authorization limits under Sections 4.1, 4.2, and 6.4 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and outstanding Awards as it deems necessary or appropriate ~~in its sole discretion~~ to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, including:
(a) adjustment of the number and kind of shares or securities that may be issued under the Plan; (b)
adjustment of the number and kind of shares or securities subject to outstanding Awards; (c)
adjustment of the Exercise Price of outstanding Stock Options and Stock Appreciation Rights or the
measure to be used to determine the amount of the benefit payable on an Award; (d) adjustment to market price-based performance goals or performance goals set on a per-Share basis; and (e) any other adjustments that the Committee determines to be equitable.  Notwithstanding the foregoing, the
Committee shall not make any adjustments to outstanding Stock Options or SARs to the extent that it causes such Stock Options or SARs to provide for a deferral of compensation subject to Code Section
409A.  Without limiting the foregoing, in the event of a subdivision of the outstanding Common Stock
(a stock split), a dividend payable in Shares, or a combination or consolidation of the outstanding
Common Stock into a lesser number of Shares, the authorization limits under Sections 4.1, 4.2 and 6.4 shall automatically be adjusted proportionately, and the Shares then subject to each outstanding Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate Exercise Price therefor.

18.2Discretionary Adjustments.  Upon the occurrence or in anticipation of any share combination, exchange or reclassification, recapitalization, merger, consolidation or other corporate reorganization affecting the Common Stock, or any transaction described in Section 18.1, in addition to any of the actions described in Section 18.1, the Committee may, in its sole discretion, provide: (a)
that Awards will be settled in cash rather than Shares; (b) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised; (c)
that Awards will be equitably converted, adjusted or substituted in connection with such transaction;
(d) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Shares as of a specified date associated with the transaction, over the Exercise Price of the Award; (e) that performance targets and Performance
Periods for Performance Awards will be modified; or (f) any combination of the foregoing.  The
Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.
18.3No Fractional Shares, etc.  After giving effect to any adjustment pursuant to the provisions of this Section 18, the number of Shares subject to any Award denominated in whole
Shares shall always be a whole number, unless otherwise determined by the Committee.  Any discretionary adjustments made pursuant to the provisions of this Section 18 shall be subject to the provisions of Section 5.  To the extent any adjustments made pursuant to this Section 18 cause
Incentive Stock Options to cease to qualify as Incentive Stock Options, such Stock Options shall be deemed to be Non-Qualified Stock Options.
18.4No Limitations on Company.  The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.
SECTION 19.GENERAL PROVISIONS
19.1Disclaimer of Rights.  No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the
Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the
Company.  In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a
Service Provider~~director, officer, consultant or employee~~ of the Company or an Affiliate.  The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. No payment pursuant to the Plan shall be taken into account in determining any benefits under any severance, pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate, except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.
19.2Nonexclusivity of the Plan. Neither the adoption of the Plan nor any submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt or continue in effect such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.
19.3Withholding Taxes.  The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award.  At the time of such vesting, lapse, or exercise, the Grantee shall pay to the
Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation.  Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the
Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the
Grantee.  The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations.  The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined.  A Grantee who has made an election pursuant to this Section 19.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.  The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of shares pursuant to such Award, as applicable, cannot exceed such number of shares having a Fair Market Value equal to the maximum amount to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of shares, or such amount that will not cause an adverse accounting consequence or cost to the Company.
As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Grantee agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.
19.4Captions.  The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such
Award Agreement.
19.5Other Provisions.  Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board or the Committee, in its sole discretion.
19.6Number and Gender.  With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.
19.7Severability.  If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

19.8Governing Law.  The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.
19.9Section 409A of the Code.  The Board intends to comply with Section 409A of the
Code (“Section 409A”), or an exemption to Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Section 409A.  To the extent that the Board or the Committee determines that a Grantee would be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans pursuant to Section 409A as a result of any provision of any Award granted under this Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax.  The nature of any such amendment shall be determined by the Board.  Notwithstanding the foregoing, the Company, the
Board and the Committee shall have no liability to a Grantee, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant.
19.10Clawback/Recoupment.  To the extent required by applicable law or any Company policy adopted pursuant to applicable securities exchange listing standards (including, without limitation, Section 10D of the Exchange Act and any rules promulgated thereunder), or as otherwise determined by the Committee, Awards and amounts paid or payable pursuant to or with respect to
Awards shall be subject to the provisions of any applicable clawback or recoupment policies or procedures adopted by the Company, which policies or procedures may provide for forfeiture, cancellation, repurchase and/or recoupment of Awards and amounts or compensation received or payable pursuant to or with respect to Awards. Notwithstanding any provision of the Plan or any
Award Agreement to the contrary, the Company reserves the right, without the consent of any Grantee or beneficiary of any Award, to adopt such clawback policies and procedures, including such policies and procedures applicable to the Plan or any Award Agreement with retroactive effect.
~~Notwithstanding any other provisions herein to the contrary, any performance based compensation, or~~
~~any other amount, paid to a Grantee pursuant to an Award, which is subject to recovery under any law,~~
~~government regulation, stock exchange listing requirement, or any policy adopted by the Company~~
~~will be subject to such deductions and clawback as may be required to be made pursuant to such law,~~
~~government regulation, stock exchange listing requirement, or policy adopted by the Company.~~

~~APPENDIX A~~
~~•net earnings or net income;~~
~~•operating earnings;~~
~~•pretax earnings;~~
~~•pre-tax earnings per share;~~
~~•earnings per share;~~
~~•share price, including growth measures and total stockholder return;~~
~~•earnings before interest and taxes;~~
~~•earnings before interest, taxes, depreciation and/or amortization;~~
~~•earnings before interest, taxes, depreciation and/or amortization as adjusted to exclude any one or~~
~~more of the following:~~
~~•stock-based compensation expense;~~
~~•income from discontinued operations;~~
~~•gain on cancellation of debt;~~
~~•debt extinguishment and related costs;~~
~~•restructuring, separation and/or integration charges and costs;~~
~~•reorganization and/or recapitalization charges and costs;~~
~~•impairment charges;~~
~~•gain or loss related to investments;~~
~~•sales and use tax settlement; and~~
~~•gain on non-monetary transaction.~~
~~•sales or revenue growth, whether in general, by type of product or service, or by type of customer;~~
~~•gross or operating margins;~~
~~•return measures, including total shareholder return, return on assets, capital, investment, equity,~~
~~sales or revenue;~~
~~•cash flow, including:~~
~~•operating cash flow;~~
~~•free cash flow, defined as earnings before interest, taxes, depreciation and/or amortization~~
~~(as adjusted to exclude any one or more of the items that may be excluded pursuant to~~
~~earnings before interest, taxes, depreciation and/or amortization above) less capital~~
~~expenditures;~~
~~•cash flow return on equity; and~~
~~•cash flow return on investment.~~
~~•productivity ratios;~~
~~•expense targets;~~
~~•market share;~~
~~•working capital targets;~~
~~•completion of acquisitions of businesses or companies (including metrics resulting from the same~~
~~such as revenue or margin);~~
~~•completion of divestitures and asset sales;~~
~~•debt repayment targets, and debt/equity ratios;~~
~~•bookings or completion of orders (including metrics resulting from the same such as revenue or~~
~~margin);~~
~~•project bookings, milestones or completion (including metrics related to the same such as~~
~~revenue or margin); and~~
~~•any combination of the foregoing business criteria.~~

ESAB CORPORATION

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 7, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ESAB2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 7, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V65676-P26209-Z89401

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ESAB CORPORATION

The Board of Directors recommends you vote FOR each of the nominees listed below:

1. Election of Directors

Class III Director Nominees:	**For**	**Against**	**Abstain**
1a. Melissa Cummings	☐	☐	☐
1b. Shyam P. Kambeyanda	☐	☐	☐
1c. Robert S. Lutz	☐	☐	☐
1d. Rajiv Vinnakota	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	**For**	**Against**	**Abstain**
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐
3. To approve on an advisory basis the compensation of our named executive officers.	☐	☐	☐
4. To approve the Amended and Restated ESAB Corporation 2022 Omnibus Incentive Plan.	☐	☐	☐

NOTE: I authorize the proxies to vote according to their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V65677-P26209-Z89401

STOCKHOLDERS' PROXY SOLICITED BY THE BOARD OF DIRECTORS OF ESAB CORPORATION

Mitchell P. Rales and Shyam P. Kambeyanda, or either of them, each with the full power of substitution, are hereby authorized to represent and to vote all of the shares of ESAB CORPORATION common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of ESAB CORPORATION to be held virtually at 3:00 p.m., Eastern Time, on Thursday, May 8, 2025 at www.virtualshareholdermeeting.com/ESAB2025 and at any adjournment or postponement of the meeting.

If this proxy is properly executed, the above named proxies will vote the shares represented hereby as directed on the other side of this card, and if no such direction is made, the above named proxies will vote "FOR" the election of all the nominees listed under Proposal 1 and "FOR" Proposals 2, 3 and 4. The above named proxies may vote according to their discretion on any other matter which may properly come before the meeting or any adjournment or postponement thereof (including, if applicable, on any matter which the Board of Directors did not know would be presented at the meeting by a reasonable time before the proxy solicitation was made or for the election of a person to the Board of Directors if any nominee named in Proposal 1 becomes unable to serve or for good cause will not serve). The undersigned may revoke this proxy prior to its exercise.

Please fill the appropriate boxes, sign and date on the other side of this card.